SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  -----------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported) October 29, 1998


Residential Funding Mortgage Securities I, Inc. (as Seller under a Pooling and Servicing Agreement dated as of October 1, 1998 providing for the issuance of the Mortgage Pass-Through Certificates, Series 1998-S25)


              Residential Funding Mortgage Securities I, Inc.
           (Exact name of registrant as specified in its charter)

      DELAWARE                  333-57481
                                                       75-2006294
 (State or other jurisdiction (Commission              (IRS Employer
of incorporation)             file number)
                                                        idenfication no.)

         8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437
                   (Address of principal executive offices)
                                                           (Zip Code)
     Registrant's Telephone Number, including area code: (612) 832-7000




        (Former name or former address, if changed since last report)


                              Exhibit Index Located on Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            (a)   Not applicable.

            (b) Not applicable.

            (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


                                                                    Sequentially
   Numbered
Exhibit
                    Exhibit
Number
           Page

10.1 Pooling and Servicing Agreement, dated as of October 1, 1998, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.


                                 By:
                                 Name:  Randy Van Zee
                                 Title: Vice President

Dated: October 29, 1998

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.


                                 By:    /s/ Randy Van Zee
                                 Name:  Randy Van Zee
                                 Title: Vice President

Dated: October 29, 1998
































                                  Exhibit 10.1

                         Pooling and Servicing Agreement





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               RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,
                                   Company,
                       RESIDENTIAL FUNDING CORPORATION,
                               Master Servicer,
                                     and
                            BANKERS TRUST COMPANY,
                                   Trustee
                       POOLING AND SERVICING AGREEMENT
                         Dated as of October 1, 1998
                      Mortgage Pass-Through Certificates
                               Series 1998-S25


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


                                      iv

                                      i

                              TABLE OF CONTENTS

                                                                            Page

ARTICLE I

DEFINITIONS 1

Section 1.01.Definitions ..................................................1

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES.............34

Section 2.01Conveyance of Mortgage Loans ...................................34

Section 2.02.Acceptance by Trustee .........................................38

Section 2.03Representations, Warranties and Covenants of the
  Master Servicer and the Company...........................................39

Section 2.04Representations and Warranties of Sellers ......................43

Section 2.05.Issuance of Certificates Evidencing Interests in the
          REMIC Certificates ..............................................45

ARTICLE III

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS..............................47

Section 3.01Master Servicer to Act as Servicer ............................47

Section 3.02.Subservicing Agreements Between Master Servicer and Subservicers;
  Enforcement of Subservicers' and Sellers' Obligations.....................48

Section 3.03Successor Subservicers ........................................49

Section 3.04.Liability of the Master Servicer .............................49

Section 3.05....No Contractual Relationship Between Subservicer and Trustee or
  Certificateholders........................................................50

Section 3.06...Assumption or Termination of Subservicing Agreements
                by Trustee ................................................50

Section 3.07.Collection of Certain Mortgage Loan Payments; Deposits to Custodial
  Account...................................................................50

Section 3.08Subservicing Accounts; Servicing Accounts .....................53

Section 3.09.Access to Certain Documentation and Information Regarding
               the Mortgage Loans..........................................54

Section 3.10Permitted Withdrawals from the Custodial Account ..............55

Section 3.11.Maintenance of the Primary Insurance Policies; Collections
          Thereunder ......................................................56

Section 3.12.Maintenance of Fire Insurance and Omissions and
               Fidelity Coverage ..........................................57

Section 3.13...Enforcement of Due-on-Sale Clauses; Assumption and Modification
  Agreements; Certain Assignments...........................................59

Section 3.14.Realization Upon Defaulted Mortgage Loans .....................61

Section 3.15.Trustee to Cooperate; Release of Mortgage Files ...............63

Section 3.16Servicing and Other Compensation; Compensating Interest .......64

Section 3.17Reports to the Trustee and the Company ........................65

Section 3.18Annual Statement as to Compliance .............................66

Section 3.19Annual Independent Public Accountants' Servicing Report .......66

Section 3.20.Rights of the Company in Respect of the Master Servicer ......67

Section 3.21Administration of Buydown Funds ...............................67

ARTICLE IV

PAYMENTS TO CERTIFICATEHOLDERS..............................................69

Section 4.01Certificate Account ...........................................69

Section 4.02Distributions .................................................69

Section 4.03Statements to Certificateholders ..............................77

Section 4.04.Distribution of Reports to the Trustee and the Company;
          Advances by the Master Servicer..................................79

Section 4.05Allocation of Realized Losses .................................80

Section 4.06Reports of Foreclosures and Abandonment of Mortgaged Property  80

Section 4.07Optional Purchase of Defaulted Mortgage Loans .................80

Section 4.08[RESERVED]. ...................................................80

ARTICLE V

THE CERTIFICATES............................................................80

Section 5.01.The Certificates .............................................80

Section 5.02Registration of Transfer and Exchange of Certificates .........80

Section 5.03Mutilated, Destroyed, Lost or Stolen Certificates .............80

Section 5.04Persons Deemed Owners .........................................80

Section 5.0Appointment of Paying Agent ....................................80

Section 5.06Optional Purchase of Certificates .............................80

ARTICLE VI

THE COMPANY AND THE MASTER SERVICE..........................................80

Section 6.01.....Respective Liabilities of the Company
               and the Master Servicer ....................................80

Section  6.02....Merger  or Consolidation of the Company or the Master Servicer;
  Assignment of Rights and Delegation of Duties by Master Servicer..........80

Section 6.03.Limitation on Liability of the Company, the Master Servicer
           and Others .....................................................80

Section 6.04Company and Master Servicer Not to Resign .....................80

ARTICLE VII

DEFAULT.....................................................................80

Section 7.01.................................................Events of Default
80

Section 7.02Trustee or Company to Act; Appointment of Successor ...........80

Section 7.03Notification to Certificateholders ............................80

Section 7.04.Waiver of Events of Default ..................................80

ARTICLE VIII

CONCERNING THE TRUSTEE......................................................80

Section 8.01Duties of Trustee .............................................80

Section 8.02Certain Matters Affecting the Trustee .........................80

Section 8.03Trustee Not Liable for Certificates or Mortgage Loans .........80

Section 8.04Trustee May Own Certificates ..................................80
Section 8.05.Master Servicer to Pay Trustee's Fees and Expenses;
          Indemnification .................................................80

Section 8.06Eligibility Requirements for Trustee ..........................80

Section 8.07Resignation and Removal of the Trustee ........................80

Section 8.08Successor Trustee .............................................80

Section 8.09Merger or Consolidation of Trustee ............................80

Section 8.10Appointment of Co-Trustee or Separate Trustee .................80

Section 8.11Appointment of Custodians .....................................80

Section 8.12Appointment of Office or Agency ...............................80

ARTICLE IX

TERMINATION.................................................................80

Section 9.01.Termination Upon Purchase by the Master Servicer or the Company or
  Liquidation of All Mortgage Loans.........................................80

Section 9.02[RESERVED] ....................................................80

Section 9.03Additional Termination Requirements ...........................80

ARTICLE X

REMIC PROVISIONS............................................................80

Section 10.01REMIC Administration .........................................80

Section 10.02.Master Servicer, REMIC Administrator and Trustee
                Indemnification ...........................................80

ARTICLE XI

MISCELLANEOUS PROVISIONS....................................................80

Section 11.0Amendment .....................................................80

Section 11.0Recordation of Agreement; Counterparts ........................80

Section 11.03Limitation on Rights of Certificateholders ...................80

Section 11.04....................................................Governing Law
80

Section 11.05Notices ......................................................80

Section 11.06Notices to Rating Agency .....................................80

Section 11.07Severability of Provisions ...................................80

Section 11.08Supplemental Provisions for Resecuritization .................80

EXHIBIT A

EXHIBIT B

EXHIBIT C

EXHIBIT D

EXHIBIT E

EXHIBIT F

EXHIBIT G

EXHIBIT H

EXHIBIT I-1

EXHIBIT I-2

EXHIBIT J-1

EXHIBIT J-2

EXHIBIT K

EXHIBIT L

EXHIBIT M

EXHIBIT N

EXHIBIT O

EXHIBIT P

EXHIBIT Q

EXHIBIT R

      This is a Pooling and Servicing Agreement, dated as of October 1, 1998, among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee (together with its permitted successors and assigns, the "Trustee").


                            PRELIMINARY STATEMENT:


      The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the Master Servicer will make an election to treat the entire segregated pool of assets described in the definition of the REMIC (as defined herein), and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as the "REMIC." The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated REMIC Regular Interests (as defined herein), the rights in and to which will be represented by the Class A-5 Certificates, will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

      The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                       Aggregate
                        Initial
            Pass-ThrouCertificate                       Maturity   Standard
Designation        RatePrincipal        Features           Date    & Poor's  DCR
                            Balance

Class A-1     6.25%                Senior              October       AAA    AAA
                      $110,490,000.00                  25, 2013
Class A-2     6.25%                Senior              October       AAA    AAA
                      $144,250,000.00                  25, 2013
Class A-3     6.25%     $          Senior              October       AAA    AAA
                      5,264,000.00                     25, 2013
Class A-4     0.00%     $          Principal           October       AAAr   AAA
                      474,432.86   Only/Senior         25, 2013
Class A-5   Variable               Variable            October       AAAr   AAA
            Rate      $            Strip/Interest      25, 2013
                      0.00         Only/ Senior
Class R       6.25%                Residual/Senior     October       AAA    AAA
                      $                                25, 2013
                      100.00
Class M-1     6.25%     $          Mezzanine           October        AA    N/A
                      1,993,500.00                     25, 2013
Class M-2     6.25%     $          Mezzanine           October        A     N/A
                      664,500.00                       25, 2013
Class M-3     6.25%     $          Mezzanine           October       BBB    N/A
                      1,329,000.00                     25, 2013
Class B-1     6.25%     $          Subordinate         October        BB    N/A
                      531,600.00                       25, 2013
Class B-2     6.25%     $          Subordinate         October        B     N/A
                      398,800.00                       25, 2013
Class B-3     6.25%     $          Subordinate         October       N/A    N/A
                      398,853.15                       25, 2013

      The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $265,794,786.01. The Mortgage Loans are fixed-rate first lien mortgage loans having terms to maturity at origination or modification of not more than 15 years.

      In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

      Section 1.01.     Definitions.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

      Accrued Certificate Interest With respect to each Distribution Date, as to any Class A Certificate (other than the Class A-4 and Class A-5 Certificates), any Class M Certificate, any Class B Certificate or any Class R Certificate, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to the Class A-5 Certificates, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Notional Amount thereof. With respect to each Distribution Date, as to any Subclass of Class A-5 Certificates, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Subclass Notional Amount. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01), (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to
Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. Any portion of the reductions described in the immediately preceding sentence that are allocated to the Class A-5 Certificates shall be allocated among the Subclasses thereof, if any, in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the second preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

      Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

      Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

      Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

      Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

      Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

      Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

      Assignment Agreement: The Assignment and Assumption Agreement, dated October 29, 1998, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

      Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

      Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of
Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07 and (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to
Section 3.16(e), reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits,
(x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

      Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

            (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

            (B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant
      Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

      The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

      Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

      Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

      Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

      Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

      Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

      Certificate: Any Class A Certificate, Class M Certificate, Class B Certificate or Class R Certificate.

      Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998-S25" and which must be an Eligible Account.

      Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

      Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

      Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

      Certificate Principal Balance: With respect to each Class A Certificate (other than any Class A-5 Certificate) and Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05. With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class M Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class B Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Class A-5 Certificates will have no Certificate Principal Balance.

      Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

      Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-5 Certificates and any Subclass thereof issued pursuant to
Section 5.01(c) shall be a single Class for purposes of this Agreement.

      Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4 or Class A-5 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, each such Certificate (other than the Class A-5 Certificates) evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions. The Class A-5 Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC Regular Interests. On and after the date of issuance of any Subclass of Class A-5 Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated REMIC Regular Interest or Interests specified by the initial Holder of the Class A-5 Certificates pursuant to said Section.

      Class A-4 Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

      Class A-4 Principal Distribution Amount:  As defined in Section
4.02(b)(i).

      Class A-5 Certificates: The Class A Certificates designated as Class A-5 Certificates, including any Subclass thereof.

      Class A-5 Notional Amount: As of any Distribution Date, with respect to the Class A-5 Certificates, the aggregate Stated Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

      Class A-5 Subclass Notional Amount: As of any Distribution Date, with respect to any Subclass of Class A-5 Certificates issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Subclass immediately prior to such date.

      Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates or Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

      Class B Percentage: The Class B-1 Percentage, Class B-2 Percentage and Class B-3 Percentage.

      Class B-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-1 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.50%.

      Class B-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.30%.

      Class B-3 Percentage: With respect to any Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.15%.

      Class M Certificate: Any one of the Class M-1 Certificates, Class M-2 Certificates or Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

      Class M Percentage: The Class M-1 Percentage, Class M-2 Percentage and Class M-3 Percentage.

      Class M-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.25%.

      Class M-3 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.00%.

      Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

      Closing Date:  October 29, 1998.

      Code:  The Internal Revenue Code of 1986.

      Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02 except as may be required pursuant to the last sentence of such Section.

      Cooperative: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

      Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

      Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

      Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

      Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

      Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

      Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located 4 Albany Street, New York, New York 10006, Attention: RFC 1998-S25.

      Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Class M Certificates and Class B Certificates have been reduced to zero.

      Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

      Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

      Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

      Custodian:  A custodian appointed pursuant to a Custodial Agreement.

      Cut-off Date:  October 1, 1998.

      Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

      DCR:  Duff & Phelps Credit Rating Co. or its successor in interest.

      Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

      Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

      Definitive Certificate:  Any definitive, fully registered Certificate.

      Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

      Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

      Depository  Participant:   A  broker,  dealer,  bank  or  other  financial
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

      Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

      Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is 6.25% minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is 6.25%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on Exhibit P attached hereto.

      Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than 6.25% per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

      Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

      Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

      Due Date: With respect to any Distribution Date, the first day of the month in which such Distribution Date occurs.

      Due Period: With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

      Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of Bankers Trust Company, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

      Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Class A Certificates and Class R Certificates, (ii) the Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-4 Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

      Event of Default:  As defined in Section 7.01.

      Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

      Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

      Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

      Excess Subordinate Principal Amount: With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E).

      Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

            (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

            (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

            (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack:

                  1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                  2.    by military, naval or air forces; or

                  3. by an agent of any such government, power, authority or forces;

            (a) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

            (b) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

      Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

      FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

      FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

      FHLMC: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

      Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.03.

      Fitch IBCA:  Fitch IBCA, Inc. or its successor in interest.

      FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

      Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

      Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the third anniversary of the Cut-off Date an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination, and (Y) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

      The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

      Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

      Initial  Class  A-5  Notional  Amount:  With  respect  to  any  Class  A-5
Certificate, the Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Class A-5 Certificate.

      Initial Monthly Payment Fund:  As defined in Section 2.01(g).

      Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

      Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

      Interest Accrual Period: With respect to any Certificate, and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

      Interest Only Certificates:  Any of the Class A-5 Certificates.

      Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

      Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

      Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

      Maturity Date: The latest possible  maturity date,  solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) representing a regular interest in the REMIC and the Stated Principal Balance of each Mortgage Loan corresponding to each Uncertificated REMIC Regular Interest and the rights to the Interest Only Certificates would be reduced to zero, which is October 25, 2013, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

      Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

      Modified Net Mortgage Rate: As to any Mortgage Loan that has been the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

      Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

      Moody's:  Moody's Investors Service, Inc., or its successor in interest.

      Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Loan Schedule: The list of the Mortgage Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

      (i)   the Mortgage Loan identifying number ("RFC LOAN #");

      (ii) the street address of the Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) including state and zip code ("ADDRESS");

      (iii) the maturity of the Mortgage Note ("MATURITY DATE");

      (iv)  the Mortgage Rate ("ORIG RATE");

      (v)   the Subservicer pass-through rate ("CURR NET");

      (vi) the Net Mortgage Rate ("NET MTG RT");

      (vii) the Pool Strip Rate ("STRIP");

      (viii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

      (ix) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

      (x)   the Loan-to-Value Ratio at origination ("LTV");

      (xi) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

      (xii) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

      (xiii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

      Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

      Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

      Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

      Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

      Mortgagor:  The obligor on a Mortgage Note.

      Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

      Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

      Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

      Non-United States Person:  Any Person other than a United States Person.

      Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company and the Trustee.

      Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

      Notional Amount:  The Class A-5 Notional Amount.

      Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

      Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

      Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

      Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

      Pass-Through Rate: With respect to the Class A Certificates (other than the Class A-4 Certificates and Class A-5 Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class A-5 Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates. With respect to the Class A-5 Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.3952% per annum. With respect to any Subclass of Class A-5 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Subclass as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Class A-4 Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

      Paying Agent: Bankers Trust Company or any successor Paying Agent appointed by the Trustee.

      Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Class A-5 Notional Amount thereof (in the case of any Class A-5 Certificate) divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Class A-5 Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

      Permitted Investments:  One or more of the following:

            (i) obligations of or guaranteed as to principal and interest by the
      United  States  or  any  agency  or  instrumentality   thereof  when  such
      obligations are backed by the full faith and credit of the United States;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

            (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

            (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

            (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's, DCR and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's, D-1 in the case of DCR and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by DCR in the case of DCR.

      Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

      Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

      Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) 6.25% (but not less than 0.00%) per annum.

      Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes will be a prepayment assumption of 250% of the standard prepayment assumption. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

      Prepayment Distribution Percentage: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

      (i) For any Distribution Date prior to the Distribution Date in November 2003 (unless the Certificate Principal Balances of the Class A
      Certificates (other than the Class A-4 Certificates) and Class R Certificates, have been reduced to zero), 0%.

      (ii) For any Distribution Date on which any Class of Class M or Class B Certificates are outstanding not discussed in clause (i) above:

                  (a) in the  case of the  Class of  Class M  Certificates  then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and each other Class of Class M Certificates and Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and (2) all other Classes of Class M Certificates and Class B Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                  (b) in the case of each  other  Class of Class M  Certificates and Class B Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

      (i) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class M Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

      Prepayment Distribution Trigger: The Class M-2 Prepayment Distribution Trigger, Class M-3 Prepayment Distribution Trigger, Class B-1 Prepayment Distribution Trigger, Class B-2 Prepayment Distribution Trigger or Class B-3 Prepayment Distribution Trigger.

      Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

      Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

      Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

      Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

      Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

      Program Guide: Collectively, the Seller Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

      Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

      Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and
(vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a related Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-5 Certificates and (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

      Rating Agency: DCR and Standard & Poor's with respect to the Class A Certificates and Class R Certificates and Standard & Poor's with respect to the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

      Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification, (a) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and
(b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

      Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

      Regular Certificate: Any of the Certificates other than a Class R Certificate.

      REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

      REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

      REMIC: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

      (i)   the Mortgage Loans and the related Mortgage Files,

      (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, but not including amounts on deposit in the Initial Monthly Payment Fund;

      (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

      (iv) the hazard insurance policies and Primary Insurance Policies, if any, and

      (v) all proceeds of clauses (i) through (iv) above.

      REMIC Certificates: Any of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R Certificates.

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

      REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

      REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

      REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

      REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

      REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Request for Release: A request for release, the forms of which are attached as Exhibit H hereto or an electronic request in a form acceptable to the Custodian.

      Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

      Residential Funding: Residential Funding Corporation, a Delaware corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

      Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

      Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached hereto as Exhibit P.

      Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

      Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

      Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

      Senior Accelerated Distribution Percentage: With respect to any Distribution Date, the percentage indicated below:

                                                  Senior Accelerated
           Distribution Date                    Distribution Percentage
November 1998 through
October  2003.......................... 100%
November 2003 through                   Senior Percentage, plus 70% of the
October  2004.......................... Subordinate Percentage
November 2004 through                   Senior Percentage, plus 60% of the
October 2005........................... Subordinate Percentage
November 2005 through                   Senior Percentage, plus 40% of the
October 2006........................... Subordinate Percentage
November 2006 through                   Senior Percentage, plus 20% of the
October 2007........................... Subordinate Percentage
November 2007 and
thereafter............................. Senior Percentage

provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentages described above shall not occur as of any Distribution Date unless either (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M and Class B Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and
(2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
(2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the Class A Certificates (other than the Class A-4 Certificates) and Class R Certificates, to zero, the Senior Accelerated Distribution Percentage shall thereafter be 0%.

      Senior Certificates: Any one of the Class A Certificates or Class R Certificates.

      Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-4 Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Sections 4.02(a)(i) and 4.02(a)(ii)(X) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders and Class R Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y), (xvi) and (xvii).

      Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

      Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

      Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

      Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

      Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

      Special Hazard Amount: As of any Distribution Date, an amount equal to $3,026,791 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 44.47% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

      The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

      Standard & Poor's: Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, or its successor in interest.

      Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

      Subclass: With respect to the Class A-5 Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated REMIC Regular Interest or Interests specified by the initial Holder of the Class A-5 Certificates pursuant to Section 5.01(c).

      Subclass Notional Amount: As of any Distribution Date, with respect to any Subclass of Class A-5 Certificates issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Subclass immediately prior to such date.

      Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage as of such Distribution Date.

      Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of
Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) to the extent such collections are not otherwise distributed to the Class A Certificates and Class R Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Payments in Full and Curtailments with respect to a Discount Mortgage
Loan) to the extent not payable to the Class A Certificates and Class R Certificates; (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

      Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

      Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

      Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

      Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

      Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

      Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

      Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the REMIC due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

      Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

      Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

      Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

      Trust Fund:  The REMIC.

      Uncertificated REMIC Regular Interests: The 808 uncertificated partial undivided beneficial ownership interests in the REMIC, numbered sequentially from 1 to 808, each relating to a particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

      Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

      Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

      United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created (treated as a corporation or partnership for United States income tax purposes) or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) or any political subdivision thereof, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in
Section 7701(a)(30)(E) of the Code.

      Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98.0% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-5 and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates. 1.0% of all Voting Rights shall be allocated among the Holders of the Class A-5 Certificates, and 1.0% of all Voting Rights shall be allocated among the Holders of the Class R Certificates, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

                                     -34-

                                  ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES

      Section 2.01.     Conveyance of Mortgage Loans.

      (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date).

      (b) In connection with such assignment, except as set forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

            (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

            (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

            (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

            (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

      and (II) with respect to each Cooperative Loan so assigned:

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

            (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

            (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

            (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

            (v)   The Security Agreement;

            (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

            (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

            (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

            (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

            (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

      (c) The Company  may, in lieu of  delivering  the  documents  set forth in
Section  2.01(b)(I)(iv) and (v) and Section  (b)(II)(ii),  (iv), (vii), (ix) and
(x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in
Section  2.01(b)(I)(iv) and (v) and Section  (b)(II)(ii),  (iv), (vii), (ix) and
(x) (or copies  thereof as permitted by such  Section) for any Mortgage Loan and
(ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

      On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this
Section 2.01(c), the Master Servicer shall deliver to (i) Moody's if it is one of the Rating Agencies, (ii) the Trustee and (iii) each Custodian a report setting forth the status of the documents which it is holding pursuant to this
Section 2.01(c).

      (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

      The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

      In the event that the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee within 45 days after the Closing Date, as contemplated by Section 2.02.

      Any of the items set forth in Sections 2.01(b)(I)(iv) and (v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered in microfiche form.

      (e) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and be construed as a sale by the Company to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, and (C) any and all general intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), and (C) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, investment property, letters of credit, advices of credit or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 8-106, 9-305 or 9-115 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

      The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans, as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company or (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan.

      (f) The Master Servicer hereby acknowledges the receipt by it of cash in an amount equal to $232,217 (the "Initial Monthly Payment Fund"), representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in November 1998, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the Distribution Date in November 1998. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of the REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by the REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

      Section 2.02.     Acceptance by Trustee.

      The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

      If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the REMIC at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

      Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.

      (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

            (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

            (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this
      Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

            (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

            (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

            (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

            (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

            (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

      Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

      (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

            (i) No Mortgage Loan is one month or more delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

            (ii) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

            (iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 15 years;

            (iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) at least 12% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (c) at least 6% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

            (v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

            (vi) No more than 1.2% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.8% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California, and 7 of the Mortgage Loans, representing approximately 0.83% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are Cooperative Loans;

            (vii) If the improvements securing a Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

            (viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

            (ix) None of the Mortgage were underwritten under a reduced loan documentation program;

            (x) Each Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

            (xi)  None of the Mortgage Loans are  Buydown Mortgage Loans;

            (xii) Each Mortgage  Loan  constitutes  a qualified  mortgage  under
      Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

            (xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

            (xiv) With respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

            (xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

            (xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

            (xvii) None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note; and

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

      Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.
Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

      Section 2.04.     Representations and Warranties of Sellers.

      The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by
Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

      In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

      It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

      Section 2.05. Issuance of Certificates Evidencing Interests in the REMIC Certificates.

      The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R Certificates in authorized denominations, which evidence ownership of the entire the REMIC.

                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS

      Section 3.01.     Master Servicer to Act as Servicer.

      (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to
Section 3.13(d) hereof) and cause the REMIC to fail to qualify as such under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

      (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

      (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

      Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

      (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

      (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

      Section 3.03.     Successor Subservicers.

      The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

      Section 3.04.     Liability of the Master Servicer.

      Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

      Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

      Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

      Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.

      (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

      (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.
      Section 3.07.     Collection of Certain Mortgage Loan Payments;
Deposits to Custodial Account.

      (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

      (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

            (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

            (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

            (iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

            (iv) All  proceeds  of any  Mortgage  Loans  purchased  pursuant  to
      Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

            (v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21; and

            (vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

      With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

      (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

      (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

      Section 3.08.     Subservicing Accounts; Servicing Accounts.

      (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

      (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

      (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

      (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

      Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.

      In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

      Section 3.10.     Permitted Withdrawals from the Custodial Account.

      (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

            (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

            (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

            (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

            (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

            (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

            (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

            (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a)(iii);

            (viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

            (ix) to reimburse  itself for amounts expended by it (a) pursuant to
      Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

            (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

      (b) Since, in connection with withdrawals pursuant to clauses (ii), (iii),
(v)  and  (vi),  the  Master  Servicer's   entitlement  thereto  is  limited  to
collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

      (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

      Section 3.11. Maintenance of the Primary Insurance Policies; Collections Thereunder.

      (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

      (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

      Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

      (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

      In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

      (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

      Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

      (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

            (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

            (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

      (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both (i) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury Regulations promulgated thereunder) and (ii) cause the REMIC to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

      (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the REMIC would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on the REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

      (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;
(iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

      Section 3.14.     Realization Upon Defaulted Mortgage Loans.

      (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

      (b) In the event that title to any Mortgaged Property is acquired by the REMIC as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the REMIC until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

      (c) In the event that the REMIC acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the REMIC shall dispose of such REO Property within three full years after the taxable year of its acquisition by the REMIC for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of the REMIC as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the REMIC, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the REMIC of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause the REMIC to fail to qualify as a REMIC under the Code at any time that any Certificates are outstanding, in which case the REMIC may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the REMIC shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the REMIC in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the REMIC with respect to the imposition of any such taxes.

      (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

      (e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

      Section 3.15.     Trustee to Cooperate; Release of Mortgage Files.

      (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

      (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit H hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

      (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

      Section 3.16.     Servicing and Other Compensation; Compensating
Interest.

      (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain from such excess and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

      (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

      (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

      (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

      (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

      Section 3.17.     Reports to the Trustee and the Company.

      Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

      Section 3.18.     Annual Statement as to Compliance.

      The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

      Section 3.19.     Annual Independent Public Accountants' Servicing
Report.

      On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

      Section 3.20.     Rights of the Company in Respect of the Master
Servicer.

      The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

      Section 3.21.     Administration of Buydown Funds.

      (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly
Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

      (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                  ARTICLE IV

                        PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account.

      (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

      (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

      Section 4.02.     Distributions.

      (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii), the amount required to be distributed to the Master Servicer or a Subservicer pursuant to Section 4.02(a)(iii), and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-5 Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-5 Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution Amount:

            (i) to the Class A Certificateholders (other than the Class A-4 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-5 Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

            (ii) (X) to the Class A-4 Certificateholders, the Class A-4 Principal Distribution Amount; and

                  (Y) to the Class A Certificateholders (other than the Class A-4 Certificateholders) and Class R Certificateholders, in the priorities and amounts set forth in Section 4.02(b)(ii) and (iii) and Section 4.02(c), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A Certificates or Class R Certificates, as applicable):

                  (A) the Senior Percentage for such Distribution Date times the sum of the following:

                        (1) the  principal  portion of each Monthly  Payment due
                  during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                        (2) the Stated  Principal  Balance of any Mortgage  Loan
                  repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
                  Section 2.03 or 2.04 during the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

                        (3)  the  principal  portion  of all  other  unscheduled
                  collections  (other  than  Principal  Prepayments  in Full and
                  Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in
                  Section 4.02(a)(ii)(Y)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section
                  3.14 (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

                  (B)  with  respect  to each  Mortgage  Loan  for  which a Cash
            Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i) (C));

                  (C) the Senior  Accelerated  Distribution  Percentage for such
            Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

                  (D) any Excess Subordinate Principal Amount for such Distribution Date; and

                  (E) any amounts described in subsection (ii)(Y),  clauses (A),
            (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M Certificates or Class B Certificates;

            (iii) if the Certificate Principal Balances of the Class M Certificates and Class B Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO
      Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

            (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

            (v) to the Holders of the Class M-1 Certificates, an amount equal to
      (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-4 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

            (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

            (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-4 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and
      (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

            (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

            (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-4 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

            (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

            (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-4 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

            (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

            (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-4 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

            (xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-4 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a) (xv) are insufficient therefor;

            (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-4 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

            (xvi) to the Class A Certificateholders and Class R Certificateholders, in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A Certificates and Class R Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Class A Certificates and Class R Certificates, and thereafter, to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates and Class R Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class M Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class M Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class B Certificates; and

            (xvii) to the Class R Certificateholders, the balance, if any, of the Available Distribution Amount.

      Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B Certificates and Class M Certificates are no longer outstanding, the Class A and Class R Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to Nonrecoverable Advances as determined by the Master Servicer with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

      (b) Distributions of principal on the Class A Certificates and Class R Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

            (i) first, to the Class A-4 Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-4 Principal Distribution Amount") equal to the aggregate of:

                  (A) the related Discount  Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                  (B) the related Discount  Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                  (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

                  (D) any  amounts  allocable  to  principal  for  any  previous
            Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

                  (E) the amount of any Class A-4 Collection Shortfalls for such
            Distribution Date and the amount of any Class A-4 Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

            (ii) the Senior Principal Distribution Amount shall be distributed sequentially as follows:

                  (A) first, to the Class R Certificates,  until the Certificate
            Principal Balance thereof has been reduced to zero;

                  (B) second, concurrently as follows:

                        (i) 42.4955000692% of the amount distributable under this clause (B) to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                        (ii) 57.5044999308% of the amount distributable under this clause (B) in the following order:

                              (1) first,  to the Class A-2  Certificates,  until
                        the Certificate Principal Balance thereof has been reduced to zero, and

                               (2) second, to the Class A-3 Certificates,  until
                        the Certificate Principal Balance thereof has been reduced to zero.

      (c) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Class A Certificates (other than the Class A-4 Certificates) and Class R Certificates will be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled or unscheduled payments received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-4 Certificates and the Senior Principal Distribution Amount will be distributed among all Classes of Class A Certificates (other than the Class A-4 Certificates) and Class R
Certificates pro rata in accordance with their respective outstanding Certificate Principal Balances and the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

      (d) After reduction of the Certificate Principal Balances of the Class A Certificates (other than the Class A-4 Certificates) and Class R Certificates to zero but prior to the occurrence of the Credit Support Depletion Date, the Class A Certificates (other than the Class A-4 Certificates) and Class R Certificates will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-4, Class A-5, Class M and Class B Certificates, in each case as described herein.

      (e) In  addition  to the  foregoing  distributions,  with  respect  to any
Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated, if applicable, (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated) and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or
(ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class (other than the Class A-5 Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-5 Certificates, to the Class A-5 Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

      (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

      (g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

      Section 4.03.     Statements to Certificateholders.

      (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder and the Company a statement setting forth the following information as to each Class of Certificates to the extent applicable:

            (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

            (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

            (iv) the amount of any  Advance by the Master  Servicer  pursuant to
      Section 4.04;

            (v) the number of Mortgage Loans and the Pool Stated Principal Balance after giving effect to the distribution of principal on such Distribution Date;

            (vi) the aggregate Certificate Principal Balance of each Class of Certificates, and each of the Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

            (vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

            (viii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are delinquent (A) one month, (B) two months and (C) three months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

            (ix) the number, aggregate principal balance and book value of any REO Properties;

            (x) the aggregate Accrued Certificate  Interest remaining unpaid, if
      any,  for  each  Class  of  Certificates,   after  giving  effect  to  the
      distribution made on such Distribution Date;

            (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

            (xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-5 Certificates and each Subclass, if any, thereof;

            (xiii) the Notional Amount with respect to each Class of Interest Only Certificates and, with respect to the Class A-5 Certificates, each Class A-5 Subclass Notional Amount;

            (xiv) the occurrence of the Credit Support Depletion Date;

            (xv) the Senior Accelerated Distribution Percentage applicable to such distribution;

            (xvi) the Senior Percentage for such Distribution Date;

            (xvii) the aggregate amount of Realized Losses for such Distribution Date;

            (xviii) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

            (xix) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

            (xx) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

      (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

      (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

      (d)  Upon  the  written  request  of  any  Certificateholder,  the  Master
Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

      Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

      (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount; and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

      (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

      The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

      In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

      The Trustee shall  deposit all funds it receives  pursuant to this Section
4.04 into the Certificate Account.

      Section 4.05.     Allocation of Realized Losses.

      Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Loss is on a Discount Mortgage Loan, to the Class A-4 Certificates, in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all the Class A Certificates (other than the Class A-4 Certificates) and Class R Certificates, on a pro rata basis, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on the Mortgage Loans will be allocated to the Class A-4 Certificates in an amount equal to the Discount Fraction thereof in the case of a Discount Mortgage Loan and the remainder of such losses on Discount Mortgage Loans and the entire amount of such losses on Non-Discount Mortgage Loans will be allocated among the Class A Certificates (other than the Class A-4 Certificates), Class M Certificates and Class B Certificates, on a pro rata basis, as described below.

      As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class B Certificates or, after the Certificate Principal Balances of the Class B Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-5 Certificates have been issued pursuant to Section 5.01(c), all Realized Losses and other losses allocated to the Class A-5 Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

      Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged
Property.

      The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

      Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

      As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding anything to the contrary in this Section 4.07, the Master Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss to the Class or Classes of Certificates that would have borne such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased. For purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section 4.07 will be viewed as an advance, and the amount of any Realized Loss shall be recoverable pursuant to the provisions for the recovery of unreimbursed Advances under Section 4.02(a) or, to the extent not recoverable under such provisions, as a Nonrecoverable Advance as set forth herein.

      Section 4.08.     RESERVED.

                                  ARTICLE V

                               THE CERTIFICATES

      Section 5.01.     The Certificates.

      (a) The Class A, Class M, Class B and Class R Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates, other than the Class R and Class A-5 Certificates, shall be issuable in minimum dollar denominations of $25,000 (by Certificate Principal Balance or Notional Amount, as applicable) (or $250,000 in the case of the Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates) and integral multiples of $1 (in the case of the Class A Certificates, other than the Class A-4 Certificates) and $1,000 (in the case of the Class A-4, Class M and Class B Certificates) in excess thereof, except that one Certificate of each of the Class A-4, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:

                   Class A-4              $     25,432.86
                   Class M-1              $     25,500.00
                   Class M-2              $    250,500.00
                   Class B-1              $    250,600.00
                   Class B-2              $    398,800.00
                   Class B-3              $    398,853.15

The Class R and Class A-5 Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one of the Class R Certificates will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%. Each Subclass of Class A-5 Certificates shall be issuable as a single certificate as provided in Section 5.01(c).

      The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      (b) The Class A Certificates, other than the Class A-4 Certificates and Class A-5 Certificates, shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Class A Certificateholders shall hold their respective Ownership Interests in and to each of the Class A Certificates, other than the Class A-4 Certificates and Class A-5 Certificates, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

      If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

      (c) From time to time Residential Funding, as the initial Holder of the Class A-5 Certificates, may exchange such Holder's Class A-5 Certificates for Subclasses of Class A-5 Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit Q executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated REMIC Regular Interests corresponding to the Class A-5 Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-5-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated REMIC Regular Interests corresponding to any Subclass, the initial Class A-5 Subclass Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-5 Certificates may be transferred in whole, but not in part, in accordance with the provisions of
Section 5.02.

      Section 5.02.     Registration of Transfer and Exchange of Certificates.

      (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

      (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section
8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

      (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

      (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

      (e) In the case of any Class M, Class B or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) the prospective transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit J-1 (with respect to any Class B Certificate), Exhibit J-2 (with respect to any Class M Certificate) or paragraph fourteen of Exhibit I-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

      (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

            (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

            (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

            (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

            (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

      (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

      (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

            (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

      (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

      (v) The provisions of this Section  5.02(f) set forth prior to this clause
(v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

            (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

            (B) subject to Section 10.01(f), a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause the REMIC to cease to qualify as a REMIC and will not cause
      (x) the REMIC to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

      (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

      Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

      If (i)  any  mutilated  Certificate  is  surrendered  to  the  Certificate
Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 5.04.     Persons Deemed Owners.

      Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(f).

      Section 5.05.     Appointment of Paying Agent.

      The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

      The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

      Section 5.06.     Optional Purchase of Certificates.

      (a) On any Distribution Date on which the Pool Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of the Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

      (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

            (i) the Distribution Date upon which purchase of the Certificates is
      anticipated   to  be  made  upon   presentation   and  surrender  of  such
      Certificates at the office or agency of the Trustee therein designated,

            (ii)  the purchase price therefor, if known, and

            (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

      (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest with respect thereto.

      (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this
Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

                                  ARTICLE VI

                     THE COMPANY AND THE MASTER SERVICER

      Section 6.01.     Respective Liabilities of the Company and the Master
Servicer.

      The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

      Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

      (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

      (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

      (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

      Section 6.03. Limitation on Liability of the Company, the Master Servicer and Others.

      Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

      Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

      Section 6.04.     Company and Master Servicer Not to Resign.

      Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                 ARTICLE VII

                                   DEFAULT

      Section 7.01.     Events of Default.

      Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

            (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

            (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

            (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (vi) the Master  Servicer  shall  notify  the  Trustee  pursuant  to
      Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

      If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

      Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

      Section 7.02.     Trustee or Company to Act; Appointment of Successor.

      On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

      Section 7.03.     Notification to Certificateholders.

      (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

      (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

      Section 7.04.     Waiver of Events of Default.

      The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

      Section 8.01.     Duties of Trustee.

      (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

      (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

      The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the REMIC as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the REMIC to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

      (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

            (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

            (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

      Section 8.02.     Certain Matters Affecting the Trustee.

      (a)   Except as otherwise provided in Section 8.01:

            (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the  occurrence  of an Event of Default  hereunder  and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

            (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

      (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

      Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

      The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

      Section 8.04.     Trustee May Own Certificates.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

      Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

      (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

      (b) The Master  Servicer  agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

            (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

            (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

            (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

      Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

      Section 8.06.     Eligibility Requirements for Trustee.

      The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

      Section 8.07.     Resignation and Removal of the Trustee.

      (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

      (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

      (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

      Section 8.08.     Successor Trustee.

      (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

      (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

      (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

      Section 8.09.     Merger or Consolidation of Trustee.

      Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

      Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

      (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

      (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

      (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

      (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 8.11.     Appointment of Custodians.

      The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

      Section 8.12.     Appointment of Office or Agency.

      The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 4 Albany Street, New York, New York 10006, Attention: RFC 1998-S25 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                                 TERMINATION

      Section 9.01. Termination Upon Purchase by the Master Servicer or the Company or Liquidation of All Mortgage Loans.

      (a) Subject to Section 9.03, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

            (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

            (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
      P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of the REMIC as a REMIC.

      The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

      (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

            (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

            (ii) the amount of any such final payment, if known, and

            (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Class A, Class M and Class R Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

      (c) In the case of the Class A, Class M, Class B and the Class R Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

      (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

      Section 9.02.     [RESERVED].

      Section 9.03.     Additional Termination Requirements.

      (a) The REMIC shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of the REMIC to comply with the requirements of this Section 9.03 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

            (i) The Master Servicer shall establish a 90-day liquidation period for the REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for the REMIC under Section 860F of the Code and regulations thereunder;

            (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

            (iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer or the Company shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

      (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                  ARTICLE X

                               REMIC PROVISIONS

      Section 10.01.    REMIC Administration.

      (a) The REMIC Administrator shall make an election to treat the REMIC as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the the REMIC election in respect of the Trust Fund, each of the Class A (other than the Class A-5 Certificates), Class M and Class B Certificates and the Uncertificated REMIC Regular Interests shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interests" in the REMIC. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Uncertificated REMIC Regular Interests and the Certificates.

      (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

      (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest of each of the Class R Certificates and shall be designated as "the tax matters person" with respect to the REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. Residential Funding, as tax matters person, shall (i) act on behalf of the REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

      (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

      (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC.

      (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause the REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the REMIC or its assets, or causing the REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the REMIC, and the Trustee shall not take any such action or cause the REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in
Section 860G(a)(5) of the Code.

      (g) In the event that any tax is imposed on "prohibited transactions" of the REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contributions to the REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this
Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

      (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to the REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

      (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to the REMIC unless (subject to 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

      (j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

      (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest and the rights to the Interest Only Certificates would be reduced to zero is October 25, 2013, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan.

      (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the REMIC.

      (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the REMIC, (iii) the termination of the REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to the REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the REMIC as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause the REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

      Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

      (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

      (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X and with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

      (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

      Section 11.01.    Amendment.

      (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

            (i)   to cure any ambiguity,

            (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

            (iii) to modify,  eliminate or add to any of its  provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

            (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the
      Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

            (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Residual Certificates, by virtue of their being the "residual interests" in the REMIC provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the REMIC or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

            (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

      (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

            (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

            (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

      (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

      (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

      (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A Certificateholders, the Class R Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

      Section 11.02.    Recordation of Agreement; Counterparts.

      (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

      (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 11.03.    Limitation on Rights of Certificateholders.

      (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

      (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 11.04.    Governing Law.

      This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 11.05.    Notices.

      All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, Attention:
President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10 Universal City Plaza, Suite 2100, Universal City, California 91608, Attention: Ms. Becker or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, Corporate Trust Services Division, One First National Plaza, Chicago, Illinois 60670-0126, Attention: Residential Funding Mortgage Corporation Series 1998-S25 or such other address as may hereafter be furnished to the Company and the Master Servicer in writing by the Trustee, (d) in the case of DCR, 17 State Street, 14th Floor, New York, New York 10004, or such other address as may hereafter be furnished to the Company, the Trustee and the Master Servicer in writing by DCR and (e) in the case of Standard & Poor's, 26 Broadway, New York, New York 10004 or such other address as may be hereafter furnished to the Company, Trustee and Master Servicer by Standard & Poor's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

      Section 11.06.    Notices to Rating Agency.

      The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

      (a)   a material change or amendment to this Agreement,

      (b)   the occurrence of an Event of Default,

      (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

      (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

      (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

      (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

      (g) a change in the location of the Custodial Account or the Certificate Account,

      (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

      (i)   the occurrence of the Final Distribution Date, and

      (j)   the repurchase of or substitution for any Mortgage Loan;

      provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

      Section 11.07.    Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 11.08.    Supplemental Provisions for Resecuritization.

      This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

      Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

                                    R-131


      IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                    RESIDENTIAL FUNDING MORTGAGE SECURITIES
                                          I, INC.

[Seal]

                                    By:
                                      Name:
                                     Title:

Attest:
      Name:
      Title:

                                    RESIDENTIAL FUNDING CORPORATION

[Seal]

                                    By:
                                      Name:
                                     Title:

Attest:
      Name:
      Title:

                                    BANKERS TRUST COMPANY,
                                   as Trustee

[Seal]

                                    By:
                                      Name:
                                     Title:

Attest:
      Name:
      Title:

STATE OF MINNESOTA           )
                             )      ss.:
COUNTY OF HENNEPIN           )

            On the 29th day of October, 1998 before me, a notary public in and for said State, personally appeared , known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                      Notary Public

[Notarial Seal]

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )

            On the 29th day of October, 1998 before me, a notary public in and for said State, personally appeared _______________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                    ---------------------------------
                                                Notary Public

[Notarial Seal]

STATE OF ILLINOIS       )
                        ) ss.:
COUNTY OF COOK          )

            On the 29th day of October, 1998 before me, a notary public in and for said State, personally appeared , known to me to be a Vice President of Bankers Trust Company, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                    ----------------------------------
                                                Notary Public

[Notarial Seal]









                                  EXHIBIT A

                         FORM OF CLASS A CERTIFICATE

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

            [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS OCTOBER 29, 1998.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 250% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $ OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS % AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $ PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                         [        %][Variable] Pass-Through
                                        Rate [based on a Notional Amount]
Class A-     Senior                     [Percentage Interest:       %]
Date of Pooling and Servicing
Agreement and Cut-off Date:
October 1, 1998
                                        Aggregate Initial [Certificate Principal
                                        Balance]  [Class  A-5  Notional  Amount]
                                        [Subclass  Notional Amount] of the Class
                                        A- Certificates:
First Distribution Date:
November 25, 1998
Master Servicer:                        [Initial] [Certificate Principal
Residential Funding                     Balance] [[Class A-5] [Subclass]
Corporation                             Notional Amount] of this
                                        Certificate:
                                        $                          ]
Assumed Final                           CUSIP 76110F-
Distribution Date:
[October 25, 2013]
                      MORTGAGE PASS-THROUGH CERTIFICATE
                               SERIES 1998-S25

      evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This  certifies  that  is the  registered  owner  of the  Percentage
Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial Class A-5 Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial Class A-5 Notional Amounts of all Class A-5 Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The Class A-5 Notional Amount of the Class A-5 Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the
Uncertificated REMIC Regular Interests represented by such Class A-5 Certificates.] [The Subclass Notional Amount of the Class A-5 Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Class A-5 Certificates immediately prior to such date.] [The Class A-5 Certificates have no Certificate Principal Balance.]

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial Class A-5 Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 29, 1998             BANKERS TRUST COMPANY,
                                   as Trustee

                                    By:
                                            Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

            This is one of the Class A- Certificates referred to in the within-mentioned Agreement.

                                    BANKERS TRUST COMPANY
                                      as Certificate Registrar

                                    By:
                                                Authorized Signatory

11/4/98, 2:41 PM
                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor


                                                Signature Guaranteed



                          DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of
                         account number         , or, if mailed by check to
                                      Applicable statements should be mailed
to
                                          .

            This information is provided by                 , the assignee
named above, or               , as its agent.

                                     B-1


                                  EXHIBIT B

                         FORM OF CLASS M CERTIFICATE

            THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND CLASS R CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

            NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

            THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

            [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS OCTOBER 29, 1998.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 250% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS % AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO
REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

Certificate No.                         [      ]% Pass-Through Rate
Class M-    Subordinate                 Aggregate Certificate
                                        Principal Balance
                                        of the Class M Certificates:
                                        $
Date of Pooling and Servicing           Initial Certificate Principal
Agreement and Cut-off Date:             Balance of this Certificate:
October 1, 1998                         $
First Distribution Date:
November 25, 1998
Master Servicer:                        CUSIP: 76110F-
Residential Funding Corporation
Assumed Final Distribution Date:
October 25, 2013

                       MORTGAGE PASS-THROUGH CERTIFICATE,
                               SERIES 1998-S25

      evidencing a percentage interest in any distributions allocable to the Class [M-1][M-2] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This                         certifies                        that
                                                    is the registered owner of
the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class [M-1][M-2] Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund and REMIC I were created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

            No transfer of this Class M Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class M Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the
Agreement or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited
Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                    BANKERS TRUST COMPANY,
                                   as Trustee

                                    By:
                                                Authorized Signatory



                        CERTIFICATE OF AUTHENTICATION

            This is one of the Class M- Certificates referred to in the within-mentioned Agreement.

                                    BANKERS TRUST COMPANY,
                                       as Certificate Registrar

                                    By:
                                                Authorized Signatory

11/4/98, 2:41 PM
                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)                                                               unto

(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                    Signature by or on behalf of assignor


                                                Signature Guaranteed


                          DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of account number , or, if mailed by check, to Applicable statements should be mailed to .

            This information is provided by                       ,        the
assignee named above, or                        , as its agent.

                                     C-1


                                  EXHIBIT C

                         FORM OF CLASS B CERTIFICATE

            THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, CLASS R CERTIFICATES AND CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

            THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

            NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE
FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS OCTOBER 29, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 250% OF THE STANDARD PREPAYMENT ASSUMPTION (AS
DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS % AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                         [      ]% Pass-Through Rate
Class B-     Subordinate                Aggregate Certificate
                                        Principal Balance
                                        of the Class B-
                                        Certificates as of
                                        the Cut-off Date:
                                        $
Date of Pooling and Servicing           Initial Certificate Principal
Agreement and Cut-off Date:             Balance of this Certificate:
October 1, 1998                         $
First Distribution Date:
November 25, 1998
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:
October 25, 2013

                       MORTGAGE PASS-THROUGH CERTIFICATE,
                               SERIES 1998-S25

      evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that Residential Funding Mortgage Securities I, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting  primarily  of a pool  of  conventional  one-  to  four-family  fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

            No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                    BANKERS TRUST COMPANY,
                                   as Trustee

                                    By:
                                                Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

            This is one of the Class B- Certificates referred to in the within-mentioned Agreement.



                                    BANKERS TRUST COMPANY,
                                       as Certificate Registrar

                                    By:
                                                Authorized Signatory

11/4/98, 2:41 PM
                                     C-9


                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)                                                               unto

(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                    Signature by or on behalf of assignor




                                                Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in
immediately                 available                 funds                 to

for  the  account  of                                                  account
number                     ,     or,    if     mailed     by     check,     to
                                                                      Applicable
statements             should             be             mailed             to
                                                                             .

            This information is provided by , the assignee named above, or , as its agent.

                                     D-8


                                  EXHIBIT D

                         FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITES ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                         6.25% Pass-Through Rate
Class R Senior                          Aggregate Initial Certificate
                                        Principal Balance of the
                                        Class R Certificates:
                                        $100.00
Date of Pooling and Servicing           Initial Certificate Principal
Agreement and Cut-off Date:             Balance of this Certificate:
October 1, 1998                         $
First Distribution Date:                Percentage Interest:
November 25, 1998                                     %
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:        CUSIP 76110F-
October 25, 2013

                       MORTGAGE PASS-THROUGH CERTIFICATE,
                               SERIES 1998-S25

      evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This                         certifies                        that
                                                    is the registered owner of
the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

            Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

            No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such Plan.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                    BANKERS TRUST COMPANY,
                                   as Trustee

                                    By:
                                                Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

            This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                             BANKERS TRUST COMPANY,
                                 as Certificate Registrar

                              By:
                                          Authorized Signatory

11/4/98, 2:41 PM
                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)                                                               unto

(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                    Signature by or on behalf of assignor




                                                Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in
immediately                 available                 funds                 to

for  the  account  of                                                  account
number                     ,     or,    if     mailed     by     check,     to
                                                                      Applicable
statements             should             be             mailed             to
                                                                             .

            This information is provided by , the assignee named above, or , as its agent.

                                     E-1


                                  EXHIBIT E

                             CUSTODIAL AGREEMENT

            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of October 1, 1998, by and among BANKERS TRUST COMPANY, as Trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                        W I T N E S S E T H T H A T :

            WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement dated as of October 1, 1998, relating to the issuance of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998-S25 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

                                  ARTICLE I

                                 Definitions

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                        Custody of Mortgage Documents

      Section 2.01. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

      Section 2.02. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

      Section 2.03.     Review of Mortgage Files.

      (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

      (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. In the event that any Mortgage Note or Assignment of Mortgage has been delivered to the Custodian by the Company in blank, the Custodian, upon the direction of the Company, shall cause each such Mortgage Note to be endorsed to the Trustee and each such Assignment of Mortgage to be completed in the name of the Trustee prior to the date on which such Interim Certification is delivered to the Trustee. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection (c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

      (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

            Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

      Section 2.04. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

      Section 2.05. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

            From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File to the Master Servicer. The Master Servicer shall cause each Mortgage File so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or
(ii) the Mortgage File or any document therein has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement. In addition, upon the request of the Master Servicer, the Custodian will send to the Master Servicer copies of any documents contained in the Mortgage File so requested.

      Section 2.06. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                 ARTICLE III

                            Concerning the Custodian

      Section 3.01. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which is delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

      Section 3.02. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

      Section 3.03. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

      Section 3.04. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

      Section 3.05. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

      Section 3.06. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 3.07. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                   ARTICLE IV

                            Miscellaneous Provisions

      Section 4.01. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

      Section 4.02. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

      Section 4.03. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

      Section 4.04. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 4.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                            BANKERS TRUST COMPANY
4 Albany Street                     as Trustee
New York, New York  10008
Attention:  Corporate Trust Department



                                    By:
                                    Name:
                                     Title:

Address:                            RESIDENTIAL FUNDING MORTGAGE
8400 Normandale Lake Boulevard            SECURITIES I, INC.
Minneapolis, Minnesota  55437

                                    By:
                                    Name:
                                    Title:      Vice President

Address:                            RESIDENTIAL FUNDING CORPORATION,
8400 Normandale Lake Boulevard            as Master Servicer
Suite 600
Minneapolis, Minnesota 55437

                                    By:
                                    Name:
                                    Title:      Director

Address:                            NORWEST BANK MINNESOTA,
401 Second Avenue South             NATIONAL ASSOCIATION
Minneapolis, Minnesota  55479

                                    By:
                                    Name:
                                     Title:

STATE OF                )
                        ) ss.:
COUNTY OF               )

            On the 29th day of October,  1998,  before me, a notary  public in
and        for         said         State,         personally         appeared
                                              ,   known   to   me   to   be  a
                              of Bankers  Trust  Company,  a New York  banking
corporation, that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public

[SEAL]

STATE OF MINNESOTA            )
                              ) ss.:
COUNTY OF HENNEPIN            )

            On the 29th day of October,  1998,  before me, a notary  public in
and        for         said         State,         personally         appeared
                                      ,  known to me to be a Trust  Officer of
Norwest Bank Minnesota, National Association, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public

[SEAL]

STATE OF MINNESOTA            )
                              ) ss.:
COUNTY OF HENNEPIN            )

            On the 29th day of October, 1998, before me, a notary public in and for said State, personally appeared , known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public

[Notarial Seal]



STATE OF MINNESOTA            )
                              ) ss:
COUNTY OF HENNEPIN            )

            On the 29th day of October, 1998, before me, a notary public in and for said State, personally appeared , known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public

[Notarial Seal]

                                 EXHIBIT ONE

                              FORM OF CUSTODIAN
                            INITIAL CERTIFICATION



                                     October 29, 1998

Bankers Trust Company
4 Albany Street
New York, New York  10008

Attention: Corporate Trust


            Re: Custodial Agreement dated as of October 1, 1998, by and among Bankers Trust Company, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, relating to Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Series 1998-S25

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION


                                    By:
                                    Name:
                                     Title:

                                 EXHIBIT TWO

                   FORM OF CUSTODIAN INTERIM CERTIFICATION




        , 1998

Bankers Trust Company
4 Albany Street
New York, New York  10008

Attention: Corporate Trust

            Re: Custodial Agreement dated as of October 1, 1998, by and among Bankers Trust Company, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, relating to Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Series 1998-S25

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION


                                    By:
                                    Name:
                                     Title:

                                EXHIBIT THREE

                    FORM OF CUSTODIAN FINAL CERTIFICATION




                                                                          , 1998

Bankers Trust Company
4 Albany Street
New York, New York 10008

Attention: Corporate Trust

            Re: Custodial Agreement dated as of October 1, 1998, by and among Bankers Trust Company, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, relating to Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Series 1998-S25

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing (I) with respect to each such Mortgage Loan (other than a Cooperative Loan):

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

            (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

            (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

            (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

            (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

            (vi) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

            (vii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

            (viii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

            (ix) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

            (x)         The Security Agreement;

            (xi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

            (xii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

            (xiii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

            (xiv) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

            (xv) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION


                                    By:
                                    Name:
                                     Title:

11/4/98, 2:41 PM
                                     F-1


                                  EXHIBIT F

                             MORTGAGE LOAN SCHEDULE


1

  RUN ON     : 10/26/98           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 15.37.16          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-S25                               CUTOFF : 10/01/98
  POOL       : 0004334
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1691007          074/074             F          141,600.00         ZZ
                                         180        137,990.37          2
    120-31 164TH STREET                7.125          1,282.66         80
                                       6.875          1,282.66      177,000.00
    JAMAICA          NY   11434          5            01/09/98         00
    1500426387                           05           03/01/98          0
    1500426387                           O            02/01/13
    0


    1703909          462/462             F          240,650.00         ZZ
                                         180        234,450.55          1
    5810 OAKMOSS TRAIL                 7.000          2,163.04         80
                                       6.750          2,163.04      300,817.00
    SPRING           TX   77379          1            01/29/98         00
    0005150800                           03           03/01/98          0
    0005150800                           O            02/01/13
    0


    1705222          943/943             F          310,000.00         ZZ
                                         180        303,032.76          1
    225 GLENMERE AVE                   7.000          2,786.37         87
                                       6.750          2,786.37      360,000.00
    FLORIDA          NY   10921          2            02/20/98         04
    7111132005                           05           05/01/98         25
    7111132005                           O            04/01/13
    0


    1705321          943/943             F          300,000.00         T
                                         180        289,008.17          1
    310 OCEAN ROAD                     6.625          2,633.99         58
                                       6.375          2,633.99      520,000.00
    SPRING LAKE      NJ   07762          2            02/23/98         00
    8111133499                           05           04/01/98          0
1


    8111133499                           O            03/01/13
    0


    1706923          G31/K06             F          118,000.00         ZZ
                                         180        116,591.92          2
    1461 STERLING PLACE                7.750          1,110.71         60
                                       7.500          1,110.71      199,000.00
    BROOKLYN         NY   11213          2            05/14/98         00
    0430874446                           05           07/01/98          0
    1500                                 O            06/01/13
    0


    1721510          686/686             F           49,000.00         ZZ
                                         180         48,068.74          2
    34-36   MILLS STREET               7.125            443.86         67
                                       6.875            443.86       74,000.00
    BRISTOL          CT   06010          1            03/13/98         00
    818665366                            05           05/01/98          0
    818665366                            O            04/01/13
    0


    1736515          637/G01             F          224,250.00         ZZ
                                         180        223,542.49          2
    32-11 68TH STREET                  7.000          2,015.63         69
                                       6.750          2,015.63      325,000.00
    WOODSIDE         NY   11377          1            08/11/98         00
    0431030063                           05           10/01/98          0
    8302903                              O            09/01/13
    0


    1737456          270/G01             F          114,000.00         ZZ
                                         180        112,564.18          1
    5958 SHOSHONE AVENUE               7.125          1,032.65         66
                                       6.875          1,032.65      175,000.00
    ENCINO           CA   91316          2            05/20/98         00
    0431043058                           05           07/01/98          0
    2619617                              O            06/01/13
    0


    1738153          E75/K06             F          275,000.00         ZZ
                                         180        272,381.95          1
    2 NAN PLACE                        7.000          2,471.78         74
                                       6.750          2,471.78      375,000.00
    KINGS PARK       NY   11754          5            06/12/98         00
    0430869735                           05           08/01/98          0
    C9801240                             O            07/01/13
    0


1


    1738811          891/G01             F           80,000.00         ZZ
                                         177         80,000.00          1
    47 LYNNWOOD LANE                   7.250            737.16         48
                                       7.000            737.16      170,000.00
    HOQUIAM          WA   98550          2            09/15/98         00
    0431047281                           05           11/01/98          0
    98075325                             O            07/01/13
    0


    1740476          943/943             F          470,000.00         ZZ
                                         180        462,418.57          1
    2900 NANCY CREEK ROAD              6.875          4,191.72         45
                                       6.625          4,191.72    1,060,000.00
    ATLANTA          GA   30327          1            05/01/98         00
    8090057247                           05           06/01/98          0
    8090057247                           O            05/01/13
    0


    1740494          943/943             F          250,000.00         ZZ
                                         180        248,434.96          1
    14200 192ND AVENUE NORTHEAST       7.125          2,264.58         60
                                       6.875          2,264.58      420,000.00
    WOODINVILLE      WA   98072          2            06/30/98         00
    8111135036                           05           09/01/98          0
    8111135036                           O            08/01/13
    0


    1740534          943/943             F          440,000.00         ZZ
                                         180        433,126.11          1
    3 EAST 69TH STREET APT 10A         7.250          4,016.60         80
                                       7.000          4,016.60      550,000.00
    NEW YORK         NY   10021          1            04/17/98         00
    8507300661                           11           06/01/98          0
    8507300661                           O            05/01/13
    0


    1740553          943/943             F          460,000.00         T
                                         180        452,160.08          1
    48 PHEASANT WALK                   6.375          3,975.56         69
                                       6.125          3,975.56      675,000.00
    BRIDGEHAMPTON    NY   11932          2            04/08/98         00
    8563900429                           05           06/01/98          0
    8563900429                           O            05/01/13
    0


    1753618          B24/G01             F          134,000.00         ZZ
                                         180        133,142.81          2
    150 TERRACE AVENUE                 6.875          1,195.08         63
                                       6.625          1,195.08      215,000.00
1


    PORTCHESTER      NY   10573          1            07/30/98         00
    0430924407                           05           09/01/98          0
    76361                                O            08/01/13
    0


    1756614          439/K06             F          138,500.00         ZZ
                                         180        136,759.31          1
    345 PIONEER DR                     7.150          1,256.53         59
                                       6.900          1,256.53      235,000.00
    GLENDALE         CA   91203          2            05/01/98         00
    0430896522                           01           07/01/98          0
    1956922                              O            06/01/13
    0


    1756616          439/K06             F           80,500.00         ZZ
                                         180         79,484.67          1
    147 W ACACIA AVE 136               7.400            741.68         74
                                       7.150            741.68      110,000.00
    GLENDALE         CA   91204          2            05/21/98         00
    0430896597                           01           07/01/98          0
    1957259                              O            06/01/13
    0


    1756625          439/K06             F           60,000.00         ZZ
                                         180         59,268.34          1
    8340 SW 43RD STREET                7.500            556.21         53
                                       7.250            556.21      115,000.00
    MIAMI            FL   33155          5            05/14/98         00
    0430896118                           05           07/01/98          0
    1958732                              O            06/01/13
    0


    1756629          439/K06             F          126,500.00         ZZ
                                         180        124,748.08          1
    647 IMOGEN AVENUE                  6.950          1,133.49         62
                                       6.700          1,133.49      205,000.00
    LOS ANGELES      CA   90026          2            05/06/98         00
    0430896142                           05           07/01/98          0
    1959455                              O            06/01/13
    0


    1756631          439/K06             F           69,500.00         ZZ
                                         180         68,622.77          1
    3931 NW 5TH STREET                 7.100            628.58         54
                                       6.850            628.58      130,000.00
    MIAMI            FL   33126          5            05/19/98         00
    0430896217                           05           07/01/98          0
    1959470                              O            06/01/13
    0
1




    1756646          439/K06             F           40,000.00         ZZ
                                         180         39,512.21          1
    10701 SW 63RD ST                   7.500            370.81         34
                                       7.250            370.81      120,000.00
    MIAMI            FL   33173          2            05/22/98         00
    0430896605                           05           07/01/98          0
    1961167                              O            06/01/13
    0


    1760491          E22/K06             F           55,000.00         ZZ
                                         180         54,470.73          1
    2243 PLUNKETT STREET               6.875            490.52         68
                                       6.625            490.52       81,000.00
    HOLLYWOOD        FL   33020          5            06/11/98         00
    0410889620                           05           08/01/98          0
    410889620                            O            07/01/13
    0


    1760517          E22/K06             F          148,000.00         ZZ
                                         180        146,575.80          1
    8861 SW 86TH STREET                6.875          1,319.94         65
                                       6.625          1,319.94      228,000.00
    MIAMI            FL   33173          2            06/11/98         00
    0410905632                           05           08/01/98          0
    410905632                            O            07/01/13
    0


    1760671          E22/K06             F          100,000.00         ZZ
                                         180         99,078.35          1
    1625 N.E. 1ST AVENUE               7.375            919.92         75
                                       7.125            919.92      135,000.00
    FORT LAUDERDALE  FL   33305          2            06/09/98         00
    0410866107                           05           08/01/98          0
    410866107                            O            07/01/13
    0


    1762146          M27/K06             F          245,000.00         ZZ
                                         180        237,652.87          1
    3 HARMONY LANE                     6.625          2,151.09         80
                                       6.375          2,151.09      308,000.00
    MONROE           CT   06468          1            12/19/97         00
    0430884262                           05           02/01/98          0
    00                                   O            01/01/13
    0


    1765686          956/G01             F          146,000.00         ZZ
                                         180        144,219.63          1
1


    4192 SOPHIA WAY                    7.500          1,353.44         67
                                       7.250          1,353.44      220,000.00
    SAN JOSE         CA   95134          2            05/27/98         00
    0431025105                           01           07/01/98          0
    20802544                             O            06/01/13
    0


    1765827          G15/G01             F          174,000.00         ZZ
                                         180        173,468.70          1
    29 HADDONFIELD RD                  7.375          1,600.67         70
                                       7.125          1,600.67      250,000.00
    CLIFTON          NJ   07013          2            08/25/98         00
    0431012699                           05           10/01/98          0
    13010158                             O            09/01/13
    0


    1766380          E93/K06             F           40,000.00         ZZ
                                         180         39,547.18          1
    129 LIGHTHOUSE ROAD WEST           7.500            370.80         73
                                       7.250            370.80       55,000.00
    JACKSONVILLE     FL   32225          5            06/26/98         00
    0430902833                           05           08/01/98          0
    AAA980002691                         O            07/01/13
    0


    1766396          168/168             F          252,000.00         ZZ
                                         180        249,626.64          1
    197-27 FOOTHILL AVENUE             7.125          2,282.69         79
                                       6.875          2,282.69      320,000.00
    HOLLISWOOD       NY   11423          2            06/16/98         00
    0239807847                           05           08/01/98          0
    0239807847                           O            07/01/13
    0


    1769152          356/K06             F          247,716.00         ZZ
                                         180        245,269.45          1
    3545 EDGEMAN COURT                 7.125          2,243.89         57
                                       6.875          2,243.89      435,000.00
    SAN JOSE         CA   95148          2            06/11/98         00
    0430895227                           05           08/01/98          0
    2535466                              O            07/01/13
    0


    1772160          638/K06             F          120,000.00         ZZ
                                         180        118,845.22          1
    1566 VAN DYKE AVENUE               6.875          1,070.23         65
                                       6.625          1,070.23      185,000.00
    SAN FRANCISCO    CA   94124          1            06/09/98         00
    0430896738                           07           08/01/98          0
1


    087452                               O            07/01/13
    0


    1772289          356/K06             F          312,000.00         ZZ
                                         180        308,093.98          1
    5670 WEAVER PLACE                  7.125          2,826.20         42
                                       6.875          2,826.20      750,000.00
    OAKLAND          CA   94619          2            06/24/98         00
    0430898999                           03           09/01/98          0
    2546000                              O            08/01/13
    0


    1773775          638/K06             F          304,500.00         ZZ
                                         180        301,662.99          1
    20131 BADER CIRCLE                 7.250          2,779.67         75
                                       7.000          2,779.67      406,000.00
    CERRITOS         CA   90703          2            06/24/98         00
    0430903690                           05           08/01/98          0
    8760428                              O            07/01/13
    0


    1774586          E22/K06             F           50,000.00         ZZ
                                         180         49,514.12          1
    9732 SW 2ND STREET                 7.500            463.51         54
    UNIT # B                           7.250            463.51       93,000.00
    MIAMI            FL   33174          2            06/05/98         00
    0410888820                           01           08/01/98          0
    410888820                            O            07/01/13
    0


    1775350          B75/B75             F          650,000.00         T
                                         180        639,517.10          1
    8665 BAY COLONY DRIVE              6.875          5,797.05         52
    # 502                              6.625          5,797.05    1,250,000.00
    NAPLES           FL   34108          1            04/08/98         00
    9803022                              06           06/01/98          0
    9803022                              O            05/01/13
    0


    1775955          E87/G01             F          940,000.00         ZZ
                                         180        940,000.00          1
    1394 EL MIRADOR DRIVE              7.375          8,647.28         70
                                       7.125          8,647.28    1,350,000.00
    PASADENA         CA   91103          2            09/01/98         00
    0431015015                           05           11/01/98          0
    70001480                             O            10/01/13
    0


1


    1777114          966/G01             F          428,000.00         ZZ
                                         180        423,881.32          1
    805 CREEKLINE WAY                  6.875          3,817.14         80
                                       6.625          3,817.14      535,000.00
    MCKINNEY         TX   75070          1            06/22/98         00
    0431023746                           03           08/01/98          0
    UNKNOWN                              O            07/01/13
    0


    1777281          637/G01             F          818,000.00         ZZ
                                         180        812,934.47          1
    16651 VIA DE LOS ROSALES           7.250          7,467.22         53
                                       7.000          7,467.22    1,562,000.00
    RANCHO SANT FE   CA   92067          1            07/22/98         00
    0431004969                           03           09/01/98          0
    0011209319                           O            08/01/13
    0


    1777691          267/267             F          507,000.00         ZZ
                                         180        503,756.69          1
    1960 ROCKFORD ROAD                 6.875          4,521.71         51
                                       6.625          4,521.71    1,000,000.00
    LOS ANGELES      CA   90039          5            07/01/98         00
    4269410                              05           09/01/98          0
    4269410                              O            08/01/13
    0


    1778155          G52/K06             F          270,000.00         ZZ
                                         180        266,141.59          1
    651 CAPISTRANO WAY                 7.375          2,483.79         49
                                       7.125          2,483.79      555,000.00
    SAN MATEO        CA   94402          2            07/10/98         00
    0430920959                           05           09/01/98          0
    96500018                             O            08/01/13
    0


    1778203          637/G01             F          300,000.00         ZZ
                                         180        299,073.91          1
    660 ALVARADO STREET                7.250          2,738.59         60
                                       7.000          2,738.59      500,000.00
    SAN FRANCISCO    CA   94114          2            08/06/98         00
    0431030170                           01           10/01/98          0
    0013359948                           O            09/01/13
    0


    1779646          637/G01             F          665,800.00         ZZ
                                         180        655,445.73          1
    65 ROSEWOOD LANE                   7.125          6,031.03         48
                                       6.875          6,031.03    1,400,000.00
1


    DANVILLE         CA   94506          5            08/07/98         00
    0431048164                           03           10/01/98          0
    0011212073                           O            09/01/13
    0


    1779993          943/943             F          836,000.00         ZZ
                                         180        822,370.78          1
    8510 SW 53 AVENUE                  6.750          7,397.85         70
                                       6.500          7,397.85    1,200,000.00
    MIAMI            FL   33143          2            04/03/98         00
    8542400427                           05           06/01/98          0
    8542400427                           O            05/01/13
    0


    1781970          E22/K06             F           58,400.00         ZZ
                                         180         57,134.52          1
    708 4TH AVENUE NW                  7.000            524.92         80
                                       6.750            524.92       73,000.00
    JAMESTOWN        ND   58401          2            07/17/98         00
    0410935845                           05           09/01/98          0
    410935845                            O            08/01/13
    0


    1782114          J95/J95             F          310,000.00         ZZ
                                         180        307,016.85          1
    15588 S SADDLE LANE                6.875          2,764.75         90
                                       6.625          2,764.75      345,000.00
    OREGON CITY      OR   97045          2            06/10/98         10
    0016019093                           03           08/01/98         25
    0016019093                           O            07/01/13
    0


    1782928          025/025             F          246,400.00         ZZ
                                         180        243,263.18          1
    12 NORTH RIDGEWOOD ROAD            7.000          2,214.71         80
                                       6.750          2,214.71      308,000.00
    STUART           FL   34996          1            05/15/98         00
    992162                               05           07/01/98          0
    992162                               O            06/01/13
    0


    1783883          E22/K06             F           67,400.00         ZZ
                                         180         66,982.62          1
    RT 1, BOX 165                      7.250            615.27         79
                                       7.000            615.27       86,000.00
    NARROWS          VA   24124          2            07/16/98         00
    0410956098                           05           09/01/98          0
    410956098                            O            08/01/13
    0
1




    1784249          455/G01             F          148,800.00         ZZ
                                         180        147,858.34          1
    305 OLD TRACE ROAD                 7.000          1,337.46         80
                                       6.750          1,337.46      186,000.00
    MARIETTA         GA   30064          5            07/29/98         00
    0431013622                           05           09/01/98          0
    74182                                O            08/01/13
    0


    1784990          637/G01             F          450,000.00         ZZ
                                         180        448,580.27          1
    209 PRAIRE DOG LANE                7.000          4,044.73         53
                                       6.750          4,044.73      850,000.00
    FREMONT          CA   94539          2            08/26/98         00
    0431049857                           05           10/01/98          0
    0013369616                           O            09/01/13
    0


    1785341          956/G01             F          295,000.00         ZZ
                                         180        293,232.00          1
    6627 DARTMOOR WAY                  7.625          2,755.68         51
                                       7.375          2,755.68      580,000.00
    SAN JOSE         CA   95129          5            07/22/98         00
    0431029206                           05           09/01/98          0
    808070369                            O            08/01/13
    0


    1785357          664/K06             F          328,800.00         ZZ
                                         180        326,741.65          1
    18902 BRITTANY PLACE               7.125          2,978.38         70
                                       6.875          2,978.38      469,900.00
    ROWLAND HEIGHTS  CA   91748          1            07/27/98         00
    0430978577                           03           09/01/98          0
    2682714                              O            08/01/13
    0


    1788257          A52/K06             F           35,000.00         ZZ
                                         180         34,888.37          1
    3005 HOLLYWOOD DRIVE               6.875            312.15         28
                                       6.625            312.15      125,000.00
    DECATUR          GA   30033          5            08/06/98         00
    0430975185                           05           10/01/98          0
    6552                                 O            09/01/13
    0


    1789012          J95/J95             F          260,000.00         ZZ
                                         180        258,336.75          1
1


    2905 PIERPONT STREET               6.875          2,318.83         80
                                       6.625          2,318.83      325,000.00
    ALEXANDRIA       VA   22302          2            06/30/98         00
    9439456                              05           09/01/98          0
    9439456                              O            08/01/13
    0


    1789022          830/K06             F          785,900.00         ZZ
                                         180        780,872.58          1
    2835 SKYVIEW LANE                  6.875          7,009.08         75
                                       6.625          7,009.08    1,050,000.00
    WEST COVINA      CA   91791          2            08/03/98         00
    0430990762                           05           09/01/98          0
    538685                               O            08/01/13
    0


    1789364          J95/J95             F          245,000.00         ZZ
                                         180        241,731.05          1
    16 PUESTA DEL SOL                  6.875          2,185.04         65
                                       6.625          2,185.04      380,000.00
    PLACITAS         NM   87043          2            07/22/98         00
    0012864195                           05           09/01/98          0
    0012864195                           O            08/01/13
    0


    1789601          F03/G01             F          142,700.00         ZZ
                                         180        142,700.00          2
    846 ELATI STREET                   7.500          1,322.85         64
                                       7.250          1,322.85      225,000.00
    DENVER           CO   80204          2            09/09/98         00
    0431035658                           05           11/01/98          0
    DEN12667                             O            10/01/13
    0


    1789803          H19/G01             F          350,000.00         ZZ
                                         180        348,919.55          1
    10430 SOUTH CANYON OAK CIRCLE      7.250          3,195.03         70
                                       7.000          3,195.03      500,000.00
    SANDY            UT   84092          5            08/31/98         00
    0431029933                           05           10/01/98          0
    2077006                              O            09/01/13
    0


    1789999          F28/K06             F          244,000.00         ZZ
                                         180        242,353.17          2
    67-69 GEORGE ROAD                  6.250          2,092.11         73
                                       6.000          2,092.11      335,000.00
    WINCHESTER       MA   01890          2            07/10/98         00
    0430973156                           05           09/01/98          0
1


    3943994                              O            08/01/13
    0


    1790862          A52/K06             F           40,000.00         ZZ
                                         180         39,873.80          1
    ROUTE 2 BOX 470                    7.000            359.53         41
                                       6.750            359.53       98,000.00
    GROVE HILL       AL   36451          2            08/11/98         00
    0430985127                           05           10/01/98          0
    6534                                 O            09/01/13
    0


    1790997          270/G01             F          300,000.00         ZZ
                                         180        297,204.91          1
    6011 AUGUSTA CIRCLE                7.250          2,738.59         70
                                       7.000          2,738.59      430,000.00
    COLLEGE STATION  TX   77845          2            07/01/98         00
    0431036003                           03           08/01/98          0
    982000                               O            07/01/13
    0


    1791010          638/G01             F          100,000.00         ZZ
                                         180         99,670.56          1
    24 SMALL STREET                    6.500            871.11         75
                                       6.250            871.11      135,000.00
    QUINCY           MA   02171          1            08/04/98         00
    0430980490                           05           10/01/98          0
    8759068                              O            09/01/13
    0


    1791588          F03/G01             F          178,400.00         ZZ
                                         180        178,400.00          1
    31781 NATIONAL PARK DRIVE          7.125          1,616.00         56
                                       6.875          1,616.00      320,000.00
    LAGUNA NIGUEL    CA   92677          2            09/09/98         00
    0431043470                           05           11/01/98          0
    LAG11118                             O            10/01/13
    0


    1791689          E22/G01             F          344,500.00         ZZ
                                         180        343,401.26          1
    372 SOUTH PERALTA HILLS DRIVE      6.875          3,072.44         58
                                       6.625          3,072.44      600,000.00
    ANAHEIM          CA   92807          2            08/06/98         00
    0410888259                           05           10/01/98          0
    410888259                            O            09/01/13
    0


1


    1792061          A52/G01             F          394,650.00         ZZ
                                         180        394,650.00          1
    3001 GOLF CREST LANE               7.125          3,574.86         90
                                       6.875          3,574.86      438,500.00
    WOODSTOCK        GA   30189          1            09/30/98         04
    0431049154                           03           11/01/98         25
    6515                                 O            10/01/13
    0


    1792266          G12/G12             F          295,000.00         ZZ
                                         180        292,221.66          1
    113 GLENMAURA DRIVE                7.125          2,672.20         54
                                       6.875          2,672.20      550,000.00
    MOOSIC           PA   18507          2            05/28/98         00
    112002111                            05           08/01/98          0
    112002111                            O            07/01/13
    0


    1792647          069/G01             F          345,000.00         ZZ
                                         180        342,932.33          1
    2668 CLARELLEN STREET              7.625          3,222.75         75
                                       7.375          3,222.75      464,000.00
    TORRANCE         CA   90505          2            07/23/98         00
    0430991786                           05           09/01/98          0
    236227435                            O            08/01/13
    0


    1793079          367/367             F          325,000.00         ZZ
                                         180        321,939.12          1
    10901 SANDY LANDING ROAD           7.125          2,943.95         73
                                       6.875          2,943.95      450,000.00
    POTOMAC          MD   20854          2            06/22/98         00
    9804000538                           05           08/01/98          0
    9804000538                           O            07/01/13
    0


    1793471          J95/J95             F          277,500.00         ZZ
                                         180        276,614.94          1
    4253 GREENRIDGE DRIVE              6.875          2,474.90         77
                                       6.625          2,474.90      365,000.00
    MARIETTA         GA   30062          5            08/05/98         00
    0010516292                           03           10/01/98          0
    0010516292                           O            09/01/13
    0


    1793499          367/367             F          276,000.00         ZZ
                                         180        274,272.21          1
    8910 GLENBROOK ROAD                7.125          2,500.09         80
                                       6.875          2,500.09      345,000.00
1


    FAIRFAX          VA   22031          2            07/27/98         00
    99128760                             05           09/01/98          0
    99128760                             O            08/01/13
    0


    1794159          G32/G32             F          112,000.00         ZZ
                                         180        111,651.23          1
    502 S MICHIGAN                     7.150          1,016.10         74
                                       6.900          1,016.10      152,000.00
    VILLA PARK       IL   60181          1            08/21/98         00
    1004049                              05           10/01/98          0
    1004049                              O            09/01/13
    0


    1794259          M46/G01             F          282,050.00         ZZ
                                         180        281,160.14          1
    2685 BILLY'S ROAD                  7.000          2,535.15         61
                                       6.750          2,535.15      470,000.00
    MINDEN           NV   89423          2            08/06/98         00
    0431020262                           05           10/01/98          0
    4930005                              O            09/01/13
    0


    1794493          B60/G01             F          237,800.00         ZZ
                                         180        236,359.13          1
    1062 TROPIC LANE                   7.500          2,204.44         57
                                       7.250          2,204.44      420,000.00
    SANTA ANA (AREA  CA   92705          5            07/23/98         00
    0431041557                           05           09/01/98          0
    253105                               O            08/01/13
    0


    1794688          G41/G01             F          300,000.00         ZZ
                                         180        299,083.98          1
    280 SYCAMORE AVENUE                7.375          2,759.77         44
                                       7.125          2,759.77      690,000.00
    MERION           PA   19066          1            08/14/98         00
    0431022433                           05           10/01/98          0
    60001784                             O            09/01/13
    0


    1795053          709/G01             F          412,000.00         ZZ
                                         180        410,685.98          1
    155 RIVERDALE CIRCLE               6.875          3,674.44         62
                                       6.625          3,674.44      670,000.00
    VERDI            NV   89439          2            08/07/98         00
    0431012608                           05           10/01/98          0
    358283                               O            09/01/13
    0
1




    1795168          B75/G01             F          130,000.00         ZZ
                                         180        129,177.31          1
    2212 EAST NURA AVENUE              7.000          1,168.48         56
                                       6.750          1,168.48      234,000.00
    ANAHEIM          CA   92806          1            07/24/98         00
    0431029024                           05           09/01/98          0
    7358419                              O            08/01/13
    0


    1795172          721/G01             F          247,933.01         ZZ
                                         180        246,158.43          1
    PAR #1 BEAVER DAM ROAD             7.250          2,263.29         77
                                       7.000          2,263.29      325,000.00
    BARTON           WI   53095          4            07/17/98         00
    0431009620                           05           09/01/98          0
    7810019837                           O            08/01/13
    0


    1795492          439/G01             F          311,000.00         ZZ
                                         180        309,057.29          1
    564 PLAZA DEL CID                  7.150          2,821.51         75
                                       6.900          2,821.51      420,000.00
    CHULA VISTA      CA   91910          2            07/16/98         00
    0431022789                           05           09/01/98          0
    1944083                              O            08/01/13
    0


    1795494          439/G01             F        1,000,000.00         ZZ
                                         180        990,922.45          1
    396 FORDYCE RD                     7.550          9,298.56         34
                                       7.300          9,298.56    2,950,000.00
    LOS ANGELES      CA   90049          2            06/19/98         00
    0431022813                           05           08/01/98          0
    1963731                              O            07/01/13
    0


    1795495          439/G01             F          296,000.00         ZZ
                                         180        294,182.87          1
    2236 LA PAZ DRIVE                  7.350          2,718.79         80
                                       7.100          2,718.79      370,000.00
    CLAREMONT        CA   91711          5            07/16/98         00
    0431022821                           05           09/01/98          0
    1968342                              O            08/01/13
    0


    1795496          439/G01             F          350,000.00         ZZ
                                         180        347,736.77          1
1


    55 ROBINHOOD DRIVE                 6.750          3,097.19         42
                                       6.500          3,097.19      840,000.00
    SAN FRANCISCO    CA   94127          2            07/23/98         00
    0431022847                           05           09/01/98          0
    1969675                              O            08/01/13
    0


    1795497          439/G01             F          480,000.00         ZZ
                                         180        476,936.04          1
    7140 CAMINO PEPINO                 6.900          4,287.59         80
                                       6.650          4,287.59      600,000.00
    LA JOLLA         CA   92037          2            07/20/98         00
    0431022854                           03           09/01/98          0
    1972139                              O            08/01/13
    0


    1795498          439/G01             F          408,000.00         ZZ
                                         180        405,384.38          1
    348 CRESTWOOD A                    6.850          3,633.09         56
                                       6.600          3,633.09      730,000.00
    VENTURA          CA   93003          2            07/21/98         00
    0431022862                           05           09/01/98          0
    1972458                              O            08/01/13
    0


    1795499          439/G01             F          272,000.00         ZZ
                                         180        270,263.74          1
    311 PUFFIN WAY                     6.900          2,429.64         80
                                       6.650          2,429.64      340,000.00
    TEMPLETON        CA   93465          2            07/17/98         00
    0431022870                           05           09/01/98          0
    1973039                              O            08/01/13
    0


    1795500          439/G01             F          267,500.00         ZZ
                                         180        265,843.49          1
    829 GENEVA COURT                   7.250          2,441.91         76
                                       7.000          2,441.91      355,000.00
    ELMHURST         IL   60126          5            07/27/98         00
    0431022896                           05           09/01/98          0
    1973426                              O            08/01/13
    0


    1795501          439/G01             F          304,000.00         ZZ
                                         180        302,034.23          1
    4419 JASMINE AVENUE                6.750          2,690.13         80
                                       6.500          2,690.13      380,000.00
    CULVER CITY      CA   90232          2            07/23/98         00
    0431022904                           05           09/01/98          0
1


    1973790                              O            08/01/13
    0


    1795502          439/G01             F          287,000.00         ZZ
                                         180        285,144.15          1
    1950 VIA MADONNA                   6.750          2,539.70         76
                                       6.500          2,539.70      380,000.00
    LOMITA           CA   90717          2            07/22/98         00
    0431022912                           05           09/01/98          0
    1974279                              O            08/01/13
    0


    1795503          439/G01             F          400,000.00         ZZ
                                         180        398,732.52          1
    82 BRIAR HOLLOW LANE               6.950          3,584.15         47
                                       6.700          3,584.15      860,000.00
    HOUSTON          TX   77027          2            08/06/98         00
    0431022920                           03           10/01/98          0
    1975564                              O            09/01/13
    0


    1795504          439/G01             F          260,000.00         ZZ
                                         180        258,197.61          1
    14680 BERRY WAY                    6.850          2,315.21         65
                                       6.600          2,315.21      400,000.00
    SAN JOSE         CA   95124          5            07/23/98         00
    0431022938                           05           09/01/98          0
    1975842                              O            08/01/13
    0


    1795750          E22/G01             F           75,000.00         ZZ
                                         180         74,760.80          1
    44 WALLACE ROAD                    6.875            668.89         52
                                       6.625            668.89      145,000.00
    WHITE SALMON     WA   98672          1            08/19/98         00
    0410979900                           05           10/01/98          0
    410979900                            O            09/01/13
    0


    1796188          H87/G01             F          260,000.00         ZZ
                                         180        260,000.00          1
    2 TANGER DRIVE                     6.750          2,300.76         58
                                       6.500          2,300.76      450,000.00
    LIVINGSTON       NJ   07039          2            09/25/98         00
    0431048495                           05           11/01/98          0
    9808578                              O            10/01/13
    0


1


    1796459          E22/G01             F           68,250.00         ZZ
                                         180         68,039.31          1
    5429 HARVARD UNIT #54              7.250            623.03         75
                                       7.000            623.03       91,000.00
    WARREN           MI   48091          2            08/21/98         00
    0410956742                           01           10/01/98          0
    410956742                            O            09/01/13
    0


    1796688          975/G01             F          300,000.00         ZZ
                                         180        299,053.52          1
    123 SIERR MADRE BOULEVARD          7.000          2,696.48         53
                                       6.750          2,696.48      569,500.00
    ARCADIA          CA   91006          1            08/20/98         00
    0431014562                           05           10/01/98          0
    982642                               O            09/01/13
    0


    1796721          956/G01             F          295,600.00         ZZ
                                         180        293,828.39          1
    68 RICARDO COURT                   7.625          2,761.29         78
                                       7.375          2,761.29      380,000.00
    AROMAS           CA   95004          2            07/09/98         00
    0431022631                           05           09/01/98          0
    808060857                            O            08/01/13
    0


    1796752          975/G01             F          150,000.00         ZZ
                                         180        149,536.96          1
    4789 HERRIN WAY                    7.250          1,369.29         54
                                       7.000          1,369.29      280,000.00
    PLEASANTON       CA   94588          2            08/14/98         00
    0431013549                           05           10/01/98          0
    982535                               O            09/01/13
    0


    1796979          F53/G01             F          250,000.00         ZZ
                                         180        249,219.80          1
    6212 SHADYCREEK DRIVE              7.125          2,264.58         59
                                       6.875          2,264.58      430,000.00
    AGOURA HILLS     CA   91301          1            08/11/98         00
    0431005792                           03           10/01/98          0
    ASA0873KHOS                          O            09/01/13
    0


    1797119          069/G01             F          364,500.00         ZZ
                                         180        363,350.02          1
    2642 CRESTVIEW DRIVE               7.000          3,276.23         51
                                       6.750          3,276.23      720,000.00
1


    NEWPORT BEACH    CA   92663          2            08/05/98         00
    0431042779                           03           10/01/98          0
    2362280089                           O            09/01/13
    0


    1797181          E82/G01             F          550,000.00         ZZ
                                         180        548,245.84          1
    2555 VISTA DRIVE                   6.875          4,905.20         50
                                       6.625          4,905.20    1,100,000.00
    NEWPORT BEACH    CA   92663          2            08/31/98         00
    0400139382                           03           10/01/98          0
    0400139382                           O            09/01/13
    0


    1797361          A52/G01             F          262,500.00         ZZ
                                         180        262,500.00          1
    4775 RIVERSOUND DRIVE              6.500          2,286.66         69
                                       6.250          2,286.66      382,000.00
    LITHONIA         GA   30058          2            09/24/98         00
    0431042357                           05           11/01/98          0
    000                                  O            10/01/13
    0


    1797388          455/G01             F          150,000.00         ZZ
                                         180        149,526.75          1
    1105 JUSTICE LANE                  7.000          1,348.25         41
                                       6.750          1,348.25      369,900.00
    ST SIMONS ISLAN  GA   31522          1            08/31/98         00
    0431003680                           03           10/01/98          0
    74658                                O            09/01/13
    0


    1797417          A50/A50             F          262,500.00         ZZ
                                         180        261,662.79          1
    113 OLD SAW MILL TRAIL             6.875          2,341.12         75
                                       6.625          2,341.12      350,000.00
    CHAPIN           SC   29036          5            08/10/98         00
    0000                                 05           10/01/98          0
    0000                                 O            09/01/13
    0


    1797436          367/367             F          243,000.00         ZZ
                                         180        242,249.87          1
    6533 ELGIN LANE                    7.250          2,218.26         62
                                       7.000          2,218.26      395,000.00
    BETHESDA         MD   20817          2            08/24/98         00
    99304160                             05           10/01/98          0
    99304160                             O            09/01/13
    0
1




    1797708          A80/G01             F          275,000.00         ZZ
                                         180        274,151.08          1
    6100 NORTH KENDALL DRIVE           7.250          2,510.38         54
                                       7.000          2,510.38      515,000.00
    PINECREST        FL   33156          5            08/24/98         00
    0430999821                           05           10/01/98          0
    9816669                              O            09/01/13
    0


    1797745          E82/G01             F          358,400.00         ZZ
                                         180        357,256.93          1
    520 WALES COURT                    6.875          3,196.40         76
                                       6.625          3,196.40      475,000.00
    COPPELL          TX   75019          2            08/28/98         00
    0400138947                           05           10/01/98          0
    0400138947                           O            09/01/13
    0


    1797781          A50/A50             F          272,000.00         T
                                         180        271,160.34          1
    125 DOGPATCH HOLLOW ROAD           7.250          2,482.99         80
                                       7.000          2,482.99      340,000.00
    ECLECTIC         AL   36024          1            08/14/98         00
    114627                               05           10/01/98          0
    114627                               O            09/01/13
    0


    1798565          822/G01             F          256,000.00         ZZ
                                         180        254,379.95          1
    2087 FIELDSTONE DRIVE              7.000          2,301.00         80
                                       6.750          2,301.00      320,000.00
    BETHLEHEM        PA   18015          2            07/21/98         00
    0431029446                           05           09/01/98          0
    118025401                            O            08/01/13
    0


    1798746          830/G01             F          239,300.00         ZZ
                                         180        238,545.02          1
    503 PALMA WAY                      7.000          2,150.90         56
                                       6.750          2,150.90      435,000.00
    HILL VALEY       CA   94941          2            08/22/98         00
    0431019355                           05           10/01/98          0
    538693                               O            09/01/13
    0


    1798759          830/G01             F          260,000.00         ZZ
                                         180        259,188.59          1
1


    5301 KNIGHTS ESTATES               7.125          2,355.16         75
                                       6.875          2,355.16      348,000.00
    SAN JOSE         CA   95135          2            08/21/98         00
    0431016633                           05           10/01/98          0
    538406                               O            09/01/13
    0


    1798762          961/G01             F          446,000.00         ZZ
                                         180        444,577.54          1
    19701 AUBURN COURT                 6.875          3,977.67         69
                                       6.625          3,977.67      654,000.00
    CUPERTINO        CA   95014          2            08/10/98         00
    0431009794                           05           10/01/98          0
    09111515                             O            09/01/13
    0


    1798796          M01/G01             F          418,250.00         ZZ
                                         180        416,958.88          1
    708 CAMBRIDGE MANOR LANE           7.250          3,818.05         78
                                       7.000          3,818.05      540,000.00
    COPPELL          TX   75019          2            08/27/98         00
    0431016443                           05           10/01/98          0
    0296652                              O            09/01/13
    0


    1798821          975/G01             F          322,500.00         ZZ
                                         180        321,482.53          1
    2700 FRANKLIN STREET               7.000          2,898.72         75
                                       6.750          2,898.72      430,000.00
    LA CRESCENTA AR  CA   91214          2            08/24/98         00
    0431015395                           05           10/01/98          0
    982672                               O            09/01/13
    0


    1799123          562/G01             F          204,000.00         ZZ
                                         156        203,209.49          1
    27 GRAPANCHE STREET                7.250          2,023.01         66
                                       7.000          2,023.01      310,000.00
    YONKERS          NY   10701          2            08/27/98         00
    0431017334                           05           10/01/98          0
    571273                               O            09/01/11
    0


    1799408          K72/G01             F          213,750.00         ZZ
                                         180        213,118.49          1
    3117 MCKINLEY BOULEVARD            7.750          2,011.98         95
                                       7.500          2,011.98      225,000.00
    SACRAMENTO       CA   95816          2            08/25/98         14
    0431013119                           05           10/01/98         30
1


    776                                  O            09/01/13
    0


    1799429          731/G01             F          252,000.00         ZZ
                                         180        251,204.95          1
    4734 SOUTH GLENRIDGE WAY           7.000          2,265.05         72
                                       6.750          2,265.05      350,000.00
    MURRAY           UT   84107          2            08/19/98         00
    0431014257                           05           10/01/98          0
    981681963                            O            09/01/13
    0


    1799434          354/354             F          500,000.00         ZZ
                                         180        496,801.47          1
    25222 DERBYHILL DRIVE              6.875          4,459.28         48
                                       6.625          4,459.28    1,050,000.00
    LAGUNA HILLS     CA   92653          2            07/14/98         00
    26536607                             03           09/01/98          0
    26536607                             O            08/01/13
    0


    1799442          354/354             F          292,000.00         ZZ
                                         180        290,132.06          1
    2817 SAILOR AVE                    6.875          2,604.22         90
                                       6.625          2,604.22      325,000.00
    VENTURA          CA   93001          2            07/01/98         04
    26547737                             05           09/01/98         12
    26547737                             O            08/01/13
    0


    1799466          354/354             F          374,700.00         ZZ
                                         180        371,094.24          1
    4364 POTOMAC AVENUE                6.875          3,341.78         66
                                       6.625          3,341.78      575,000.00
    DALLAS           TX   75205          2            06/25/98         00
    26548784                             05           08/01/98          0
    26548784                             O            07/01/13
    0


    1799490          354/354             F          268,000.00         ZZ
                                         180        265,365.16          1
    6240 146TH PLACE SOUTH EAST        6.625          2,353.03         80
                                       6.375          2,353.03      335,000.00
    BELLEVUE         WA   98006          1            06/18/98         00
    26582361                             05           08/01/98          0
    26582361                             O            07/01/13
    0


1


    1799495          354/354             F          552,000.00         ZZ
                                         180        548,353.11          1
    4000 ROCK HAMPTON DRIVE            6.500          4,808.52         64
                                       6.250          4,808.52      875,000.00
    TARZANA          CA   91356          2            07/08/98         00
    26587840                             05           09/01/98          0
    26587840                             O            08/01/13
    0


    1799497          354/354             F          335,000.00         ZZ
                                         180        332,833.78          1
    6111 HICKORY VALLEY ROAD           6.750          2,964.45         68
                                       6.500          2,964.45      495,000.00
    NASHVILLE        TN   37205          2            07/13/98         00
    26644526                             05           09/01/98          0
    26644526                             O            08/01/13
    0


    1799499          601/G01             F          515,300.00         ZZ
                                         180        513,691.84          1
    6300 WARD PARKWAY                  7.125          4,667.75         77
                                       6.875          4,667.75      675,000.00
    KANSAS CITY      MO   64113          2            08/14/98         00
    0431018985                           03           10/01/98          0
    12540050                             O            09/01/13
    0


    1799501          354/354             F          262,000.00         ZZ
                                         180        260,323.97          1
    5728 EAST 106TH STREET             6.875          2,336.66         57
                                       6.625          2,336.66      460,000.00
    TULSA            OK   74137          2            07/22/98         00
    26703280                             03           09/01/98          0
    26703280                             O            08/01/13
    0


    1799505          354/354             F          254,500.00         ZZ
                                         180        252,871.95          1
    828 CLEMONT DRIVE NORTHEAST        6.875          2,269.77         70
                                       6.625          2,269.77      365,000.00
    ATLANTA          GA   30306          5            07/17/98         00
    26677583                             05           09/01/98          0
    26677583                             O            08/01/13
    0


    1799508          354/354             F          353,000.00         ZZ
                                         180        350,717.37          1
    360 HIGH BRIDGE CHASE              6.750          3,123.74         58
                                       6.500          3,123.74      615,000.00
1


    ALPHARETTA       GA   30022          2            06/29/98         00
    26591693                             03           09/01/98          0
    26591693                             O            08/01/13
    0


    1799510          354/354             F          388,600.00         ZZ
                                         180        384,940.11          1
    1857 ALFORD AVENUE                 7.125          3,520.06         59
                                       6.875          3,520.06      661,000.00
    LOS ALTOS        CA   94024          2            06/24/98         00
    26596775                             05           08/01/98          0
    26596775                             O            07/01/13
    0


    1799511          664/G01             F          180,000.00         ZZ
                                         180        179,425.91          1
    27811 PERALES                      6.875          1,605.34         74
                                       6.625          1,605.34      245,000.00
    MISSION VIEJO    CA   92692          2            08/11/98         00
    0431022714                           05           10/01/98          0
    2707677                              O            09/01/13
    0


    1799513          354/354             F          270,000.00         ZZ
                                         180        268,180.28          1
    120 VENNING STREET                 6.875          2,408.01         75
                                       6.625          2,408.01      360,000.00
    MT PLEASANT      SC   29464          5            07/01/98         00
    26599589                             05           09/01/98          0
    26599589                             O            08/01/13
    0


    1799520          354/354             F          236,600.00         ZZ
                                         180        235,053.54          1
    1011 JUNGLE DRIVE                  6.625          2,077.33         79
                                       6.375          2,077.33      300,000.00
    DUNCANVILLE      TX   75116          2            07/24/98         00
    1811652                              05           09/01/98          0
    1811652                              O            08/01/13
    0


    1799525          354/354             F          290,000.00         ZZ
                                         180        288,144.86          1
    2405 CHISWICK LAKE DRIVE           6.875          2,586.38         40
                                       6.625          2,586.38      730,000.00
    PLANO            TX   75093          2            07/28/98         00
    22081665                             03           09/01/98          0
    22081665                             O            08/01/13
    0
1




    1799527          354/354             F          321,800.00         ZZ
                                         180        319,696.65          1
    335 FAUNA COURT                    6.625          2,825.38         62
                                       6.375          2,825.38      520,000.00
    ATLANTA          GA   30350          2            07/09/98         00
    22064323                             03           09/01/98          0
    22064323                             O            08/01/13
    0


    1799542          354/354             F          274,389.00         ZZ
                                         180        272,595.54          1
    2030 MILFORD STREET                6.625          2,409.12         64
                                       6.375          2,409.12      435,000.00
    HOUSTON          TX   77098          2            07/13/98         00
    22066278                             05           09/01/98          0
    22066278                             O            08/01/13
    0


    1799547          354/354             F          379,900.00         ZZ
                                         180        374,453.50          1
    526 TRAILS END STREET              6.750          3,361.78         80
                                       6.500          3,361.78      474,900.00
    HOUSTON          TX   77024          1            05/19/98         00
    21940937                             05           07/01/98          0
    21940937                             O            06/01/13
    0


    1799550          354/354             F          450,000.00         ZZ
                                         180        444,332.32          1
    6505 E BERRY AVE                   7.125          4,076.24         48
                                       6.875          4,076.24      950,000.00
    ENGLEWOOD        CO   80111          2            05/12/98         00
    21953393                             05           07/01/98          0
    21953393                             O            06/01/13
    0


    1799552          354/354             F          275,000.00         ZZ
                                         180        271,337.38          1
    10200NORTHEAST 31ST PLACE          6.875          2,452.60         62
                                       6.625          2,452.60      450,000.00
    BELLEVUE         WA   98004          5            05/22/98         00
    6301759139                           05           07/01/98          0
    6301759139                           O            06/01/13
    0


    1799925          830/G01             F          441,550.00         ZZ
                                         180        440,141.73          1
1


    30637 ONO HARBOR DRIVE             6.875          3,937.98         71
                                       6.625          3,937.98      625,000.00
    ORANGE BEACH     AL   36561          2            08/31/98         00
    0431016542                           05           10/01/98          0
    0000                                 O            09/01/13
    0


    1799932          354/354             F          427,000.00         ZZ
                                         180        425,623.31          1
    9445 RIVER CLUB PARKWAY            6.750          3,778.57         70
                                       6.500          3,778.57      610,000.00
    DULUTH           GA   30097          2            08/17/98         00
    26628537                             05           10/01/98          0
    26628537                             O            09/01/13
    0


    1799940          354/354             F          262,500.00         ZZ
                                         180        256,948.12          1
    2306 TODVILLE ROAD                 6.875          2,341.12         66
                                       6.625          2,341.12      400,000.00
    SEABROOK         TX   77586          2            06/25/98         00
    26482810                             05           08/01/98          0
    26482810                             O            07/01/13
    0


    1799951          354/354             F          246,000.00         ZZ
                                         180        244,426.32          1
    11318 STONEBRIAR DRIVE             6.875          2,193.97         78
                                       6.625          2,193.97      318,000.00
    CHARLOTTE        NC   28277          2            07/16/98         00
    26569681                             03           09/01/98          0
    26569681                             O            08/01/13
    0


    1799964          354/354             F          400,000.00         ZZ
                                         180        397,468.68          1
    1421 SOUTH CARTERVILLE ROAD        7.000          3,595.31         51
                                       6.750          3,595.31      790,000.00
    OREM             UT   84097          5            07/27/98         00
    22124846                             05           09/01/98          0
    22124846                             O            08/01/13
    0


    1799966          830/G01             F          350,000.00         ZZ
                                         120        347,991.75          1
    11899 DARLENE LANE                 7.125          4,086.38         38
                                       6.875          4,086.38      933,000.00
    MOORPARK         CA   93021          2            08/25/98         00
    0431014331                           05           10/01/98          0
1


    1539009                              O            09/01/08
    0


    1800090          573/G01             F          100,000.00         ZZ
                                         180         99,691.30          1
    68415 EMPALMO ROAD                 7.250            912.87         72
                                       7.000            912.87      140,000.00
    CATHEDRAL CITY   CA   92234          1            08/17/98         00
    0431018977                           05           10/01/98          0
    136932                               O            09/01/13
    0


    1800131          195/G01             F          585,750.00         ZZ
                                         180        583,921.98          1
    11205 GRANDON RIDGE CIRCLE         7.125          5,305.91         72
                                       6.875          5,305.91      817,500.00
    CINCINNATI       OH   45249          1            08/31/98         00
    0431016666                           03           10/01/98          0
    59077                                O            09/01/13
    0


    1800293          F44/G01             F          148,000.00         ZZ
                                         180        147,522.83          1
    19 PINETREE ROAD                   6.750          1,309.67         74
                                       6.500          1,309.67      202,000.00
    WESTBURY         NY   11590          2            08/21/98         00
    0431023332                           05           10/01/98          0
    202955                               O            09/01/13
    0


    1800352          E82/G01             F          295,000.00         ZZ
                                         180        295,000.00          1
    36651 HOLLYHOCK WOODS DRIVE        7.000          2,651.54         56
                                       6.750          2,651.54      530,000.00
    OCONOMOWEC       WI   53066          2            09/03/98         00
    0400136271                           05           11/01/98          0
    0400136271                           O            10/01/13
    0


    1800433          E22/G01             F          132,600.00         ZZ
                                         180        132,203.90          1
    2234 NORTH NEVA AVENUE             7.625          1,238.66         65
                                       7.375          1,238.66      204,000.00
    CHICAGO          IL   60707          5            08/25/98         00
    0410991566                           05           10/01/98          0
    410991566                            O            09/01/13
    0


1


    1800519          077/077             F          240,210.00         ZZ
                                         180        238,722.48          1
    15700 LAKE FOREST CT               7.250          2,192.79         90
                                       7.000          2,192.79      266,900.00
    GRANGER          IN   46530          1            07/10/98         14
    435268                               05           09/01/98         12
    435268                               O            08/01/13
    0


    1800621          E22/G01             F          378,000.00         ZZ
                                         180        376,870.87          1
    5403 LIVERNOIS                     7.625          3,531.01         73
                                       7.375          3,531.01      522,500.00
    TROY             MI   48098          2            08/28/98         00
    0410981336                           05           10/01/98          0
    410981336                            O            09/01/13
    0


    1800638          E22/G01             F           53,000.00         ZZ
                                         180         53,000.00          1
    527 TREMONT STREET                 7.500            491.32         89
                                       7.250            491.32       60,000.00
    MAUSTON          WI   53948          2            08/26/98         04
    0410985519                           05           11/01/98         25
    410985519                            O            10/01/13
    0


    1800675          822/G01             F          460,000.00         ZZ
                                         180        458,564.42          1
    50 RANDOLPH ROAD                   7.125          4,166.83         52
                                       6.875          4,166.83      890,000.00
    BIRMINGHAM       AL   35213          2            08/20/98         00
    0431010883                           05           10/01/98          0
    3646003993                           O            09/01/13
    0


    1800840          A54/G01             F          336,000.00         ZZ
                                         180        333,919.29          1
    12520 STANLEY ROAD                 7.250          3,067.22         80
                                       7.000          3,067.22      420,000.00
    BELLEVILLE       MI   48111          1            07/10/98         00
    0431043694                           05           09/01/98          0
    0002019065                           O            08/01/13
    0


    1800843          811/G01             F          162,750.00         ZZ
                                         180        162,230.93          1
    2670 HARMONICA LANE                6.875          1,451.49         75
                                       6.625          1,451.49      217,000.00
1


    SANTA ROSA       CA   95407          2            08/25/98         00
    0431035096                           05           10/01/98          0
    00202586                             O            09/01/13
    0


    1800845          A54/G01             F          300,000.00         ZZ
                                         180        299,022.26          1
    1311 RUBY WAY                      6.625          2,633.99         75
                                       6.375          2,633.99      400,000.00
    LONGMONT         CO   80501          5            08/06/98         00
    0431038280                           03           10/01/98          0
    0002031409                           O            09/01/13
    0


    1800857          A54/G01             F          255,000.00         ZZ
                                         180        252,749.97          1
    RR 3 BOX 381                       7.875          2,418.55         75
                                       7.625          2,418.55      340,000.00
    LINTON           IN   47441          5            06/19/98         00
    0431043496                           05           08/01/98          0
    0001981588                           O            07/01/13
    0


    1800860          A50/A50             F          273,600.00         ZZ
                                         180        271,849.78          1
    4370 D'EVEREUX DRIVE               6.875          2,440.11         80
                                       6.625          2,440.11      342,000.00
    PENSACOLA        FL   32504          1            07/08/98         00
    111986                               05           09/01/98          0
    111986                               O            08/01/13
    0


    1800986          593/593             F          300,000.00         ZZ
                                         180        298,121.94          1
    117 SKYLINE ROAD                   7.125          2,717.50         30
                                       6.875          2,717.50    1,015,000.00
    SUN VALLEY       ID   83353          5            07/31/98         00
    0007085459                           05           09/01/98          0
    0007085459                           O            08/01/13
    0


    1801284          B85/G01             F          180,000.00         ZZ
                                         180        179,438.25          1
    294 MYSTIC STREET                  7.125          1,630.50         53
                                       6.875          1,630.50      345,000.00
    ARLINGTON        MA   02474          1            08/28/98         00
    0431021625                           05           10/01/98          0
    981069                               O            09/01/13
    0
1




    1801302          830/G01             F          247,200.00         ZZ
                                         180        246,420.10          1
    17420 ABBEY LANE                   7.000          2,221.90         83
                                       6.750          2,221.90      300,000.00
    YORBA LINDA      CA   92686          2            09/02/98         11
    0431019512                           05           10/01/98         17
    539476                               O            09/01/13
    0


    1801307          664/G01             F          288,000.00         ZZ
                                         180        287,091.37          1
    706 NORTH OLIVE AVENUE             7.000          2,588.63         70
                                       6.750          2,588.63      415,000.00
    ALHAMBRA         CA   91801          2            08/10/98         00
    0431020411                           05           10/01/98          0
    2707560                              O            09/01/13
    0


    1801388          638/G01             F          445,000.00         T
                                         180        443,641.24          1
    1223 OCEAN VIEW BOULEVARD          7.375          4,093.66         60
                                       7.125          4,093.66      750,000.00
    PACIFIC GROVE    CA   93950          2            08/04/98         00
    0431012517                           05           10/01/98          0
    08760482                             O            09/01/13
    0


    1801413          195/G01             F          760,000.00         ZZ
                                         180        760,000.00          1
    33050 PACIFIC COAST HIGHWAY        7.000          6,831.10         24
                                       6.750          6,831.10    3,250,000.00
    MALIBU           CA   90265          2            08/28/98         00
    0431021724                           05           11/01/98          0
    59621                                O            10/01/13
    0


    1801415          638/G01             F          306,500.00         ZZ
                                         180        305,553.85          1
    1586 PARK VIEW DRIVE               7.250          2,797.92         73
                                       7.000          2,797.92      425,000.00
    VISTA            CA   92083          2            08/25/98         00
    0431015619                           03           10/01/98          0
    8777889                              O            09/01/13
    0


    1801471          956/G01             F          295,000.00         ZZ
                                         180        294,038.57          1
1


    7952 MARBELLA CIRCLE               6.625          2,590.08         78
                                       6.375          2,590.08      380,000.00
    LAS VEGAS        NV   89128          2            07/30/98         00
    0431016971                           03           10/01/98          0
    708070142                            O            09/01/13
    0


    1801474          822/G01             F           65,000.00         ZZ
                                         180         64,803.69          1
    16 CHEYENNE STREET                 7.500            602.56         40
                                       7.250            602.56      162,591.00
    TINTON FALLS     NJ   07712          1            08/25/98         00
    0431018944                           01           10/01/98          0
    1026001102                           O            09/01/13
    0


    1801505          356/G01             F          253,000.00         ZZ
                                         180        252,210.43          1
    42809 LUZON DRIVE                  7.125          2,291.76         54
                                       6.875          2,291.76      475,000.00
    FREMONT          CA   94539          2            08/18/98         00
    0431017102                           05           10/01/98          0
    2576767                              O            09/01/13
    0


    1801511          638/G01             F          350,000.00         ZZ
                                         180        348,883.72          1
    2110 HOMEVIEW COURT                6.875          3,121.49         80
                                       6.625          3,121.49      440,000.00
    LAS VEGAS        NV   89117          5            08/18/98         00
    0431018175                           05           10/01/98          0
    08743377                             O            09/01/13
    0


    1801514          638/G01             F          267,000.00         ZZ
                                         180        266,166.74          1
    3426 HEATHERWOOD DRIVE             7.125          2,418.57         43
                                       6.875          2,418.57      625,000.00
    EL CAJON         CA   92019          2            08/12/98         00
    0431018092                           05           10/01/98          0
    08778882                             O            09/01/13
    0


    1801517          638/G01             F          320,000.00         ZZ
                                         180        318,979.40          1
    118 WINDSOR AVENUE                 6.875          2,853.93         55
                                       6.625          2,853.93      590,000.00
    SAN RAFAEL       CA   94901          2            08/14/98         00
    0431016203                           05           10/01/98          0
1


    08782130                             O            09/01/13
    0


    1801531          638/G01             F          300,000.00         ZZ
                                         180        299,043.19          1
    1721 HAGGIN GROVE WAY              6.875          2,675.56         50
                                       6.625          2,675.56      600,000.00
    CARMICHAEL       CA   95608          2            08/13/98         00
    0431012855                           05           10/01/98          0
    08775592                             O            09/01/13
    0


    1801537          638/G01             F          340,000.00         ZZ
                                         180        338,915.62          1
    612 ROCA PLACE                     6.875          3,032.30         66
                                       6.625          3,032.30      520,000.00
    VISTA            CA   92084          2            08/14/98         00
    0431015551                           05           10/01/98          0
    08775399                             O            09/01/13
    0


    1801879          637/G01             F           67,000.00         ZZ
                                         180         66,786.30          1
    5218 NORTH 71ST LANE               6.875            597.55         73
                                       6.625            597.55       92,500.00
    GLENDALE         AZ   85303          2            08/24/98         00
    0431015999                           05           10/01/98          0
    0011202413                           O            09/01/13
    0


    1801881          637/G01             F          238,000.00         ZZ
                                         180        237,249.11          1
    3756 WEST MINARETS AVENUE          7.000          2,139.22         79
                                       6.750          2,139.22      305,000.00
    FRESNO           CA   93711          2            08/17/98         00
    0431013564                           05           10/01/98          0
    8649840                              O            09/01/13
    0


    1801891          637/G01             F          344,850.00         ZZ
                                         180        343,762.01          1
    15765 APOLLO HEIGHTS COURT         7.000          3,099.61         42
                                       6.750          3,099.61      840,000.00
    SARATOGA         CA   95070          2            08/17/98         00
    0431027705                           05           10/01/98          0
    0010935104                           O            09/01/13
    0


1


    1801893          637/G01             F          285,000.00         ZZ
                                         180        284,120.22          1
    2994 ROUNDHILL ROAD                7.250          2,601.66         54
                                       7.000          2,601.66      535,000.00
    ALAMO            CA   94507          2            08/14/98         00
    0431027325                           05           10/01/98          0
    0010131910                           O            09/01/13
    0


    1801896          637/G01             F          267,000.00         ZZ
                                         180        266,175.78          1
    6601 STONEHILL DRIVE               7.250          2,437.35         32
                                       7.000          2,437.35      840,000.00
    SAN JOSE         CA   95120          2            08/18/98         00
    0431025345                           05           10/01/98          0
    0013378252                           O            09/01/13
    0


    1801899          637/G01             F          450,000.00         ZZ
                                         180        448,580.27          1
    19240 LINDA VISTA AVENUE           7.000          4,044.73         57
                                       6.750          4,044.73      803,100.00
    LOS GATOS        CA   95030          1            08/11/98         00
    0431036649                           05           10/01/98          0
    0010931038                           O            09/01/13
    0


    1802394          356/G01             F          345,500.00         ZZ
                                         180        345,500.00          1
    3017 HIGH MEADOW LN                7.125          3,129.65         59
                                       6.875          3,129.65      595,000.00
    SAN JOSE         CA   95135          2            08/25/98         00
    0431017128                           05           11/01/98          0
    2576668                              O            10/01/13
    0


    1802400          356/G01             F          295,000.00         ZZ
                                         180        294,079.35          1
    1250 KNOLLVIEW DRIVE               7.125          2,672.21         78
                                       6.875          2,672.21      380,000.00
    MILPITAS         CA   95035          2            08/19/98         00
    0431017110                           05           10/01/98          0
    2569986                              O            09/01/13
    0


    1802417          111/111             F          318,920.00         ZZ
                                         180        317,935.51          1
    10863 HERCHELL DRIVE               7.250          2,911.30         70
                                       7.000          2,911.30      455,600.00
1


    SAN JOSE         CA   95127          1            08/24/98         00
    796889                               05           10/01/98          0
    796889                               O            09/01/13
    0


    1802425          111/111             F          536,000.00         ZZ
                                         180        534,271.89          1
    366 LAKEVIEW WAY                   6.750          4,743.11         80
                                       6.500          4,743.11      670,000.00
    REDWOOD CITY     CA   94062          1            08/04/98         00
    793598                               05           10/01/98          0
    793598                               O            09/01/13
    0


    1802430          111/111             F          391,000.00         ZZ
                                         180        389,779.76          1
    1259 HOOVER STREET                 7.125          3,541.80         54
                                       6.875          3,541.80      735,000.00
    MENLO PARK       CA   94025          2            08/13/98         00
    789400                               01           10/01/98          0
    789400                               O            09/01/13
    0


    1803212          E82/G01             F          433,000.00         ZZ
                                         180        433,000.00          1
    16922 ESCALON DRIVE                6.875          3,861.73         73
                                       6.625          3,861.73      600,000.00
    ENCINO           CA   91436          2            09/08/98         00
    0400130464                           05           11/01/98          0
    0400130464                           O            10/01/13
    0


    1803466          638/G01             F          114,000.00         ZZ
                                         180        113,640.34          1
    18141 HEARTH DRIVE                 7.000          1,024.66         55
                                       6.750          1,024.66      210,000.00
    FOUNTAIN VALLEY  CA   92708          2            08/17/98         00
    0431019710                           03           10/01/98          0
    8772977                              O            09/01/13
    0


    1803510          638/G01             F          412,000.00         ZZ
                                         180        410,714.23          1
    414 6TH AVENUE EAST                7.125          3,732.02         64
                                       6.875          3,732.02      645,000.00
    FOX ISLAND       WA   98333          2            08/20/98         00
    0431020239                           05           10/01/98          0
    8785584                              O            09/01/13
    0
1




    1803856          201/G01             F          363,750.00         ZZ
                                         180        362,589.85          1
    1425 DIXIE LEE LANE                6.875          3,244.13         75
                                       6.625          3,244.13      485,000.00
    SARASOTA         FL   34231          5            08/21/98         00
    0431024249                           05           10/01/98          0
    5490941308                           O            09/01/13
    0


    1803926          A35/G01             F          270,000.00         ZZ
                                         180        269,148.16          1
    29 BALSAM DRIVE                    7.000          2,426.84         75
                                       6.750          2,426.84      360,000.00
    DIX HILLS        NY   11746          5            08/13/98         00
    0431018209                           05           10/01/98          0
    8321                                 O            09/01/13
    0


    1804006          758/G01             F          248,000.00         ZZ
                                         180        247,234.43          1
    8116 HAZELTINE DRIVE               7.250          2,263.90         80
                                       7.000          2,263.90      310,000.00
    PLANO            TX   75025          1            08/27/98         00
    0431034859                           03           10/01/98          0
    40757                                O            09/01/13
    0


    1804089          356/G01             F          291,000.00         ZZ
                                         180        291,000.00          1
    1642 DOUGLAS COURT                 7.125          2,635.97         67
                                       6.875          2,635.97      435,000.00
    FREMONT          CA   94539          2            08/21/98         00
    0431017177                           05           11/01/98          0
    2560167                              O            10/01/13
    0


    1804124          M46/G01             F          410,000.00         ZZ
                                         180        410,000.00          1
    386 SHERWOOD DRIVE                 7.000          3,685.20         68
                                       6.750          3,685.20      610,000.00
    STATELINE        NV   89449          5            09/01/98         00
    0431053198                           05           11/01/98          0
    4920114                              O            10/01/13
    0


    1804172          G56/G01             F          410,000.00         ZZ
                                         180        408,692.36          1
1


    5360 NORTHWATER WAY                6.875          3,656.60         75
                                       6.625          3,656.60      550,000.00
    DULUTH           GA   30155          2            08/28/98         00
    0431020627                           05           10/01/98          0
    160155077                            O            09/01/13
    0


    1804350          195/G01             F          476,000.00         ZZ
                                         180        476,000.00          1
    2735 HOWARD COURT                  7.000          4,278.43         70
                                       6.750          4,278.43      680,000.00
    BURBANK          CA   91504          2            09/08/98         00
    0431023902                           05           11/01/98          0
    59397                                O            10/01/13
    0


    1804446          644/G01             F          251,250.00         ZZ
                                         180        251,250.00          1
    4341 COOPER POINT ROAD NW          6.875          2,240.78         75
                                       6.625          2,240.78      335,000.00
    OLYMPIA          WA   98502          5            09/01/98         00
    0431019215                           05           11/01/98          0
    94747581                             O            10/01/13
    0


    1804652          356/G01             F          284,500.00         ZZ
                                         180        283,612.13          1
    551 MALBEC COURT                   7.125          2,577.09         80
                                       6.875          2,577.09      360,000.00
    PLEASANTON       CA   94566          2            08/21/98         00
    0431018191                           05           10/01/98          0
    2580520                              O            09/01/13
    0


    1804945          K72/G01             F          255,000.00         ZZ
                                         180        255,000.00          1
    1416 SAN RAFAEL WAY                6.875          2,274.23         56
                                       6.625          2,274.23      460,000.00
    CAMARILLO        CA   93012          2            09/01/98         00
    0431028646                           05           11/01/98          0
    602                                  O            10/01/13
    0


    1804967          E82/G01             F          355,000.00         ZZ
                                         180        355,000.00          1
    10302 BRIAR DRIVE                  7.000          3,190.84         78
                                       6.750          3,190.84      460,000.00
    HOUSTON          TX   77042          2            09/04/98         00
    0400143798                           03           11/01/98          0
1


    0400143798                           O            10/01/13
    0


    1804969          E82/G01             F          600,000.00         ZZ
                                         180        600,000.00          1
    7 FARM HILL LANE                   7.000          5,392.97         64
                                       6.750          5,392.97      950,000.00
    MUTTONTOWN       NY   11732          2            09/10/98         00
    0400138830                           05           11/01/98          0
    0400138830                           O            10/01/13
    0


    1804981          575/G01             F          650,000.00         ZZ
                                         180        647,993.47          1
    5021 ROCKLEDGE DRIVE               7.250          5,933.61         79
                                       7.000          5,933.61      825,400.00
    CLARENCE         NY   14031          1            08/17/98         00
    0431031509                           03           10/01/98          0
    972329910                            O            09/01/13
    0


    1805057          E26/G01             F          365,000.00         ZZ
                                         180        363,835.88          1
    3126 EAST RIDGE WAY ROAD           6.875          3,255.27         80
                                       6.625          3,255.27      460,000.00
    ORANGE           CA   92867          2            08/06/98         00
    0431024835                           03           10/01/98          0
    34800765                             O            09/01/13
    0


    1805086          E26/G01             F          284,000.00         ZZ
                                         180        283,142.28          1
    18 SANTA CLARA                     7.500          2,632.72         66
                                       7.250          2,632.72      435,000.00
    SAN CLEMENTE     CA   92672          2            08/03/98         00
    0431030022                           03           10/01/98          0
    34800786                             O            09/01/13
    0


    1805173          H25/G01             F          348,000.00         ZZ
                                         180        348,000.00          1
    1.272 ACRES PARCELS A & B          7.000          3,127.92         80
    28 CREEKVIEW DRIVE                 6.750          3,127.92      435,000.00
    IRVINGTON        VA   22480          2            09/10/98         00
    0431024447                           05           11/01/98          0
    349                                  O            10/01/13
    0


1


    1805176          638/G01             F          500,000.00         ZZ
                                         180        498,422.53          1
    3107 ELDERBERRY PLACE              7.000          4,494.14         73
                                       6.750          4,494.14      685,000.00
    DAVIS            CA   95616          4            08/20/98         00
    0431025139                           05           10/01/98          0
    8779187                              O            09/01/13
    0


    1805184          638/G01             F          270,000.00         ZZ
                                         180        269,120.04          1
    1919 LYON CT                       6.625          2,370.58         79
                                       6.375          2,370.58      345,000.00
    SANTA ROSA       CA   95403          1            08/14/98         00
    0431025048                           03           10/01/98          0
    8778591                              O            09/01/13
    0


    1805193          638/G01             F          288,750.00         ZZ
                                         180        287,858.64          1
    11607 EDEN GLEN DRIVE              7.250          2,635.89         88
                                       7.000          2,635.89      330,000.00
    CARMEL           IN   46033          2            08/26/98         19
    0431024256                           05           10/01/98         25
    8775782                              O            09/01/13
    0


    1805230          638/G01             F          276,500.00         ZZ
                                         180        275,618.13          1
    2415 FAIRMOUNT BOULEVARD           6.875          2,465.98         69
                                       6.625          2,465.98      406,000.00
    EUGENE           OR   97403          5            08/28/98         00
    0431023225                           05           10/01/98          0
    8723550                              O            09/01/13
    0


    1805318          638/G01             F          136,100.00         ZZ
                                         180        135,679.86          1
    10362 MAST AVENUE                  7.250          1,242.41         75
                                       7.000          1,242.41      181,500.00
    WESTMINSTER      CA   92683          1            08/26/98         00
    0431023084                           05           10/01/98          0
    8779493                              O            09/01/13
    0


    1805330          E48/E48             F          267,900.00         ZZ
                                         180        266,241.01          1
    9329 NAVAHO DRIVE                  7.250          2,445.56         71
                                       7.000          2,445.56      380,000.00
1


    BRENTWOOD        TN   37027          2            07/06/98         00
    05980217                             05           09/01/98          0
    05980217                             O            08/01/13
    0


    1805389          637/G01             F          325,000.00         ZZ
                                         180        323,963.45          1
    73520 AGAVE LANE                   6.875          2,898.53         60
                                       6.625          2,898.53      550,000.00
    PALM DESERT      CA   92260          5            08/14/98         00
    0431023571                           05           10/01/98          0
    0013367826                           O            09/01/13
    0


    1805416          637/G01             F          335,100.00         ZZ
                                         180        334,054.22          1
    7766 ENGLISH HILLS ROAD            7.125          3,035.44         72
                                       6.875          3,035.44      470,000.00
    VACAVILLE        CA   95688          2            08/06/98         00
    0431023613                           05           10/01/98          0
    0013360466                           O            09/01/13
    0


    1805438          637/G01             F          246,500.00         ZZ
                                         180        244,956.86          1
    2300 25TH AVENUE                   7.125          2,232.88         71
                                       6.875          2,232.88      350,000.00
    SAN FRANCISCO    CA   94116          2            07/26/98         00
    0431023399                           05           09/01/98          0
    0010930071                           O            08/01/13
    0


    1805456          E22/G01             F           63,600.00         ZZ
                                         180         63,600.00          1
    412 QUEEN STREET                   7.125            576.11         70
                                       6.875            576.11       91,000.00
    SPRING CITY      PA   19475          2            09/04/98         00
    0411031255                           05           11/01/98          0
    411031255                            O            10/01/13
    0


    1805471          637/G01             F          244,000.00         ZZ
                                         180        243,221.79          1
    1126 NORTH 2ND STREET              6.875          2,176.13         55
                                       6.625          2,176.13      450,000.00
    SAN JOSE         CA   95112          2            08/11/98         00
    0431031079                           05           10/01/98          0
    0010932564                           O            09/01/13
    0
1




    1805557          E22/G01             F          324,800.00         ZZ
                                         180        323,829.78          1
    9000 CHERBOURG DRIVE               7.625          3,034.05         80
                                       7.375          3,034.05      406,000.00
    POTOMAC          MD   20854          2            09/01/98         00
    0411021579                           05           10/01/98          0
    411021579                            O            09/01/13
    0


    1805598          356/G01             F          236,250.00         ZZ
                                         180        236,250.00          1
    1920 GOULDIN ROAD                  7.250          2,156.64         75
                                       7.000          2,156.64      315,000.00
    OAKLAND          CA   94611          5            08/21/98         00
    0431021435                           05           11/01/98          0
    2571081                              O            10/01/13
    0


    1805620          116/116             F          478,000.00         ZZ
                                         180        478,000.00          1
    287 NORTH SILVERSHIRE CIRCLE       6.750          4,229.87         80
                                       6.500          4,229.87      597,500.00
    THE WOODLANDS    TX   77381          1            09/04/98         00
    091067196                            03           11/01/98          0
    091067196                            O            10/01/13
    0


    1805729          637/G01             F          275,000.00         ZZ
                                         180        274,141.77          1
    1226 MANDARIN DRIVE                7.125          2,491.04         48
                                       6.875          2,491.04      580,000.00
    SUNNYVALE        CA   94087          2            08/11/98         00
    0431032374                           05           10/01/98          0
    0010933232                           O            09/01/13
    0


    1805738          637/G01             F          473,000.00         ZZ
                                         180        471,523.85          1
    832 LA MESA DRIVE                  7.125          4,284.59         49
                                       6.875          4,284.59      975,000.00
    PORTOLA VALLEY   CA   94028          2            08/04/98         00
    0431033489                           05           10/01/98          0
    0011210572                           O            09/01/13
    0


    1805750          637/G01             F          425,000.00         ZZ
                                         180        423,644.52          1
1


    14057 ARCADIA PALMS DRIVE          6.875          3,790.38         41
                                       6.625          3,790.38    1,050,000.00
    SARATOGA         CA   95070          2            08/07/98         00
    0431034578                           05           10/01/98          0
    0011213113                           O            09/01/13
    0


    1805773          637/G01             F          300,250.00         ZZ
                                         180        299,281.97          1
    5906 BRUNS COURT                   6.750          2,656.94         70
                                       6.500          2,656.94      430,000.00
    OAKLAND          CA   94611          2            08/04/98         00
    0431034511                           05           10/01/98          0
    0011208402                           O            09/01/13
    0


    1805775          637/G01             F          265,000.00         ZZ
                                         180        264,163.93          1
    28 FLOWER HILL RD                  7.000          2,381.90         56
                                       6.750          2,381.90      480,000.00
    HUNTINGTON       NY   11743          2            08/13/98         00
    0431026608                           05           10/01/98          0
    0013253299                           O            09/01/13
    0


    1805805          637/G01             F          598,800.00         ZZ
                                         180        596,890.20          1
    1167 CASTRO ROAD                   6.875          5,340.43         69
                                       6.625          5,340.43      875,000.00
    MONTEREY         CA   93940          2            08/07/98         00
    0431033463                           05           10/01/98          0
    0010933315                           O            09/01/13
    0


    1806020          E22/G01             F          271,100.00         ZZ
                                         180        271,100.00          1
    7350 FLAMINGO ROAD                 7.250          2,474.77         72
                                       7.000          2,474.77      379,000.00
    CLAY TOWNSHIP    MI   48001          5            09/03/98         00
    0411019821                           05           11/01/98          0
    411019821                            O            10/01/13
    0


    1806058          E22/G01             F           92,300.00         ZZ
                                         180         92,300.00          1
    2039 FLAGSTONE AVENUE              7.500            855.63         74
                                       7.250            855.63      126,000.00
    (DUARTE AREA)    CA   91010          2            09/01/98         00
    0411028632                           05           11/01/98          0
1


    411028632                            O            10/01/13
    0


    1806077          943/943             F           61,643.96         ZZ
                                          41         52,149.66          1
    3216 GREEN HILLS DRIVE             7.125          1,698.37         15
                                       6.875          1,698.37      418,500.00
    LAFAYETTE        CA   94549          1            02/10/98         00
    4223161                              05           04/01/98          0
    4223161                              O            08/01/01
    0


    1806078          943/943             F          408,839.42         ZZ
                                         161        404,242.87          1
    7693 COVE TERRACE                  7.125          3,950.60         61
                                       6.875          3,950.60      680,000.00
    SARASOTA         FL   34231          2            06/08/98         00
    6499064                              05           08/01/98          0
    6499064                              O            12/01/11
    0


    1806079          943/943             F          280,000.00         ZZ
                                         180        270,875.23          1
    2 EARLWOOD PARK                    6.875          2,497.20         78
                                       6.625          2,497.20      360,000.00
    POUGHKEEPSI      NY   12603          2            12/23/97         00
    7090049012                           05           02/01/98          0
    7090049012                           O            01/01/13
    0


    1806082          943/943             F          240,000.00         ZZ
                                         120        228,677.98          1
    95 BUCKINGHAM RIDGE ROAD           7.000          2,786.61         61
                                       6.750          2,786.61      395,000.00
    WILTON           CT   06897          5            01/14/98         00
    7111130047                           05           03/01/98          0
    7111130047                           O            02/01/08
    0


    1806084          943/943             F          531,500.00         ZZ
                                         180        523,107.33          1
    469 ENA ROAD 3601                  7.125          4,814.50         79
                                       6.875          4,814.50      680,000.00
    HONOLULU         HI   96815          2            04/13/98         00
    7111131661                           01           06/01/98          0
    7111131661                           O            05/01/13
    0


1


    1806085          943/943             F          346,000.00         ZZ
                                         120        332,038.04          1
    404 WEST RIDGE ROAD                7.375          4,084.55         76
                                       7.125          4,084.55      460,000.00
    JOLIET           IL   60431          2            02/19/98         00
    7111132107                           05           04/01/98          0
    7111132107                           O            03/01/08
    0


    1806087          943/943             F          336,000.00         ZZ
                                         180        332,625.48          1
    19043 DALMATIA PLACE               6.375          2,903.88         80
                                       6.125          2,903.88      420,000.00
    CASTRO VALLEY    CA   94546          2            06/23/98         00
    8080078954                           03           08/01/98          0
    8080078954                           O            07/01/13
    0


    1806088          943/943             F          251,000.00         ZZ
                                         180        249,445.66          1
    14344 BOURGEOIS WAY                7.250          2,291.29         77
                                       7.000          2,291.29      326,000.00
    SAN DIEGO        CA   92129          2            07/03/98         00
    8080080919                           05           09/01/98          0
    8080080919                           O            08/01/13
    0


    1806090          943/943             F          335,000.00         ZZ
                                         180        330,596.53          1
    957 COTTRELL WAY                   6.625          2,941.28         48
                                       6.375          2,941.28      700,000.00
    STANFORD         CA   94305          2            05/26/98         00
    8080081768                           05           07/01/98          0
    8080081768                           O            06/01/13
    0


    1806091          943/943             F          560,000.00         ZZ
                                         180        554,435.36          1
    9138 EDGEWATER DRIVE SW            6.500          4,878.20         80
                                       6.250          4,878.20      700,000.00
    LAKEWOOD         WA   98499          2            06/23/98         00
    8080081944                           05           08/01/98          0
    8080081944                           O            07/01/13
    0


    1806092          943/943             F          284,600.00         ZZ
                                         180        281,771.97          1
    9 LIBERTY RIDGE ROAD               6.500          2,479.17         80
                                       6.250          2,479.17      360,000.00
1


    BASKING RIDGE    NJ   07920          1            06/02/98         00
    8080081952                           03           08/01/98          0
    8080081952                           O            07/01/13
    0


    1806095          943/943             F          326,000.00         ZZ
                                         180        323,936.96          1
    15 DAWN DRIVE                      7.000          2,930.19         66
                                       6.750          2,930.19      496,000.00
    EMERSON          NJ   07630          1            07/29/98         00
    8080083771                           05           09/01/98          0
    8080083771                           O            08/01/13
    0


    1806096          943/943             F          307,500.00         ZZ
                                         180        303,457.96          1
    1067 ROBBIA DR                     6.625          2,699.83         75
                                       6.375          2,699.83      410,000.00
    SUNNYVALE        CA   94087          5            05/19/98         00
    8080083822                           05           07/01/98          0
    8080083822                           O            06/01/13
    0


    1806097          943/943             F          268,000.00         ZZ
                                         180        264,919.37          1
    4416 SEASCAPE DRIVE                7.250          2,446.48         80
                                       7.000          2,446.48      335,000.00
    KITTY HAWK       NC   27949          2            06/12/98         00
    8080084187                           05           08/01/98          0
    8080084187                           O            07/01/13
    0


    1806098          943/943             F          279,000.00         ZZ
                                         180        276,315.15          1
    2643 ASHMORE CT                    6.875          2,488.28         75
                                       6.625          2,488.28      372,000.00
    ROCK HILL        SC   29732          5            06/03/98         00
    8080084431                           05           08/01/98          0
    8080084431                           O            07/01/13
    0


    1806099          943/943             F          260,000.00         ZZ
                                         120        255,422.42          1
    1828 MEADOWLAND DR                 6.875          3,002.10         58
                                       6.625          3,002.10      450,000.00
    GREENVILLE       NC   27834          2            06/05/98         00
    8080084638                           03           08/01/98          0
    8080084638                           O            07/01/08
    0
1




    1806100          943/943             F          296,000.00         ZZ
                                         180        293,182.00          1
    1075 SILVERHILL ROAD               7.000          2,660.53         73
                                       6.750          2,660.53      409,000.00
    LAFAYETTE        CA   94549          2            05/29/98         00
    8080084697                           05           08/01/98          0
    8080084697                           O            07/01/13
    0


    1806101          943/943             F        1,000,000.00         ZZ
                                         180        990,581.87          1
    300 WEBB COVE ROAD                 7.125          9,058.31         48
                                       6.875          9,058.31    2,100,000.00
    ASHEVILLE        NC   28804          5            06/19/98         00
    8080085277                           05           08/01/98          0
    8080085277                           O            07/01/13
    0


    1806102          943/943             F          428,000.00         ZZ
                                         180        424,012.35          1
    11255 LADUE ROAD                   7.250          3,907.06         63
                                       7.000          3,907.06      685,000.00
    CREVE COEUR      MO   63141          2            06/29/98         00
    8080085620                           05           08/01/98          0
    8080085620                           O            07/01/13
    0


    1806103          943/943             F          375,000.00         T
                                         180        371,677.64          1
    1155 HICKORY HILL                  7.250          3,423.24         63
                                       7.000          3,423.24      600,000.00
    HIGHLANDS        NC   28741          2            07/10/98         00
    8080085750                           05           09/01/98          0
    8080085750                           O            08/01/13
    0


    1806104          943/943             F          416,550.00         ZZ
                                         180        412,498.28          1
    1875 RUNNYMEDE RD.                 6.750          3,686.10         69
                                       6.500          3,686.10      605,000.00
    WINSTON-SALEM    NC   27104          5            06/22/98         00
    8080087057                           05           08/01/98          0
    8080087057                           O            07/01/13
    0


    1806106          943/943             F          350,000.00         ZZ
                                         180        347,560.47          1
1


    36696 LEITH LANE                   6.875          3,121.49         47
                                       6.625          3,121.49      750,000.00
    MIDDLEBURG       VA   20117          1            07/24/98         00
    8080087219                           05           09/01/98          0
    8080087219                           O            08/01/13
    0


    1806107          943/943             F          255,000.00         ZZ
                                         180        253,368.76          1
    10908 BALLANTYNE CROSSING DR       6.875          2,274.23         37
                                       6.625          2,274.23      699,000.00
    CHARLOTTE        NC   28277          2            07/07/98         00
    8080087233                           03           09/01/98          0
    8080087233                           O            08/01/13
    0


    1806108          943/943             F          250,000.00         T
                                         180        247,594.19          1
    61 OCEAN BLVD.                     6.875          2,229.64         76
                                       6.625          2,229.64      332,000.00
    SOUTHERN SHORES  NC   27949          2            06/19/98         00
    8080087310                           05           08/01/98          0
    8080087310                           O            07/01/13
    0


    1806109          943/943             F          650,000.00         ZZ
                                         180        643,677.59          1
    35 LAS PIEDRAS STREET              6.750          5,751.91         47
                                       6.500          5,751.91    1,400,000.00
    PORTOLA VALLEY   CA   94028          5            06/16/98         00
    8080087477                           05           08/01/98          0
    8080087477                           O            07/01/13
    0


    1806110          943/943             F          327,900.00         ZZ
                                         180        321,887.95          1
    180 COUNTRY CLUB DRIVE             6.750          2,901.62         60
                                       6.500          2,901.62      550,000.00
    NOVATO           CA   94949          5            06/22/98         00
    8080087506                           05           08/01/98          0
    8080087506                           O            07/01/13
    0


    1806111          943/943             F          564,000.00         ZZ
                                         180        562,258.95          1
    5113 EAGLE RIDGE                   7.250          5,148.55         80
                                       7.000          5,148.55      706,000.00
    SPRINGFIELD      IL   62707          2            08/04/98         00
    8080087667                           03           10/01/98          0
1


    8080087667                           O            09/01/13
    0


    1806112          943/943             F          500,000.00         ZZ
                                         180        496,869.92          1
    2300 BRAMBLING LANE                7.125          4,529.16         60
                                       6.875          4,529.16      840,000.00
    PASADENA AREA    CA   91107          5            07/02/98         00
    8080087724                           05           09/01/98          0
    8080087724                           O            08/01/13
    0


    1806113          943/943             F          382,900.00         ZZ
                                         180        379,254.75          1
    733 CREEKSIDE DR                   7.000          3,441.62         80
                                       6.750          3,441.62      482,900.00
    MT PLEASANT      SC   29464          1            06/23/98         00
    8080087877                           03           08/01/98          0
    8080087877                           O            07/01/13
    0


    1806114          943/943             F          319,500.00         ZZ
                                         180        317,392.27          1
    12302 PISSARO DRIVE                7.250          2,916.60         90
                                       7.000          2,916.60      355,000.00
    NORTH POTOMAC    MD   20878          2            07/02/98         04
    8080087888                           03           09/01/98         25
    8080087888                           O            08/01/13
    0


    1806115          943/943             F          295,150.00         ZZ
                                         180        292,429.73          1
    1339 ESTRELLITA WAY                7.375          2,715.15         56
                                       7.125          2,715.15      535,000.00
    CAMPBELL         CA   95008          5            06/15/98         00
    8080088172                           05           08/01/98          0
    8080088172                           O            07/01/13
    0


    1806116          943/943             F          280,000.00         ZZ
                                         180        278,208.82          1
    4402 PRESTON POINT                 6.875          2,497.20         69
                                       6.625          2,497.20      408,000.00
    HIGH POINT       NC   27265          2            07/01/98         00
    8080088201                           05           09/01/98          0
    8080088201                           O            08/01/13
    0


1


    1806117          943/943             F          324,000.00         ZZ
                                         180        320,882.09          1
    1328 14TH AVENUE                   6.875          2,889.61         72
                                       6.625          2,889.61      455,000.00
    FOX ISLAND       WA   98333          2            06/24/98         00
    8080088261                           05           08/01/98          0
    8080088261                           O            07/01/13
    0


    1806118          943/943             F          300,000.00         ZZ
                                         180        297,113.10          1
    30 GOLD CREEK COURT                6.875          2,675.56         65
                                       6.625          2,675.56      466,000.00
    DANVILLE         CA   94506          1            06/17/98         00
    8080088264                           03           08/01/98          0
    8080088264                           O            07/01/13
    0


    1806119          943/943             F          370,000.00         ZZ
                                         180        366,401.09          1
    2212 CROSSCREEK DR                 6.750          3,274.17         76
                                       6.500          3,274.17      490,000.00
    GASTONIA         NC   28056          2            06/29/98         00
    8080088270                           05           08/01/98          0
    8080088270                           O            07/01/13
    0


    1806121          943/943             F          240,000.00         ZZ
                                         180        238,481.19          1
    1805 SPRUCE AVENUE                 7.000          2,157.19         57
                                       6.750          2,157.19      425,000.00
    HIGHLAND PARK    IL   60035          2            07/14/98         00
    8080088379                           05           09/01/98          0
    8080088379                           O            08/01/13
    0


    1806122          943/943             F          267,000.00         ZZ
                                         180        264,430.62          1
    3705 WALDENBROOK RD                6.875          2,381.26         78
                                       6.625          2,381.26      345,000.00
    GREENSBORO       NC   27407          2            06/19/98         00
    8080088452                           05           08/01/98          0
    8080088452                           O            07/01/13
    0


    1806123          943/943             F          258,400.00         ZZ
                                         180        255,912.80          1
    7818 SOUTH FOREST STREET           6.875          2,304.55         76
                                       6.625          2,304.55      340,000.00
1


    LITTLETON        CO   80122          2            07/01/98         00
    8080088616                           03           08/01/98          0
    8080088616                           O            07/01/13
    0


    1806124          943/943             F          240,000.00         ZZ
                                         180        238,464.69          1
    923 WOODVINE ROAD                  6.875          2,140.46         66
                                       6.625          2,140.46      369,000.00
    ASHEVILLE        NC   28803          2            07/10/98         00
    8080088656                           05           09/01/98          0
    8080088656                           O            08/01/13
    0


    1806125          943/943             F          245,000.00         ZZ
                                         180        242,692.55          1
    2211 CROYDON ROAD                  7.125          2,219.29         75
                                       6.875          2,219.29      330,000.00
    CHARLOTTESVILLE  VA   22901          2            06/24/98         00
    8080088926                           05           08/01/98          0
    8080088926                           O            07/01/13
    0


    1806126          943/943             F          257,600.00         ZZ
                                         180        255,934.27          1
    135 DEERFIELD DRIVE                6.750          2,279.53         80
                                       6.500          2,279.53      322,000.00
    EAST GREENWICH   RI   02818          1            07/24/98         00
    8080089148                           05           09/01/98          0
    8080089148                           O            08/01/13
    0


    1806127          943/943             F          252,000.00         ZZ
                                         180        250,387.94          1
    8630 W FAIRWAY WOODS               6.875          2,247.48         80
                                       6.625          2,247.48      315,000.00
    NORTH CHARLSTON  SC   29420          1            07/08/98         00
    8080089267                           03           09/01/98          0
    8080089267                           O            08/01/13
    0


    1806128          943/943             F          340,000.00         ZZ
                                         180        337,801.43          1
    1774 JACKSON STREET                6.750          3,008.70         76
                                       6.500          3,008.70      453,000.00
    SAN FRANCISCO    CA   94109          2            07/17/98         00
    8080089496                           01           09/01/98          0
    8080089496                           O            08/01/13
    0
1




    1806130          943/943             F          351,550.00         ZZ
                                         180        349,301.16          1
    2401 MONTHAVEN DRIVE               6.875          3,135.31         75
                                       6.625          3,135.31      470,000.00
    DURHAM           NC   27712          2            07/01/98         00
    8080089864                           05           09/01/98          0
    8080089864                           O            08/01/13
    0


    1806131          943/943             F          240,000.00         ZZ
                                         180        237,739.63          1
    10 FARRAGUT STREET                 7.125          2,174.00         69
                                       6.875          2,174.00      350,000.00
    IRVINE           CA   92620          5            06/24/98         00
    8080089938                           05           08/01/98          0
    8080089938                           O            07/01/13
    0


    1806132          943/943             F          247,000.00         ZZ
                                         180        245,368.17          1
    7414 STEEPLE DRIVE                 6.500          2,151.64         80
                                       6.250          2,151.64      308,799.00
    SAN ANTONIO      TX   78256          1            07/31/98         00
    8080090019                           03           09/01/98          0
    8080090019                           O            08/01/13
    0


    1806133          943/943             F          300,000.00         ZZ
                                         180        297,085.88          1
    22667 VOSS AVENUE                  7.250          2,738.59         38
                                       7.000          2,738.59      795,000.00
    CUPERITNO        CA   95014          5            07/01/98         00
    8080090574                           05           09/01/98          0
    8080090574                           O            08/01/13
    0


    1806134          943/943             F          239,000.00         ZZ
                                         180        237,519.96          1
    5 SAND OAKS ROAD                   7.250          2,181.75         60
                                       7.000          2,181.75      400,000.00
    LAGUNA NIGUEL    CA   92677          2            07/09/98         00
    8080090602                           03           09/01/98          0
    8080090602                           O            08/01/13
    0


    1806135          943/943             F          645,000.00         ZZ
                                         180        640,673.32          1
1


    680 GARCIA STREET                  6.875          5,752.47         75
                                       6.625          5,752.47      860,000.00
    SANTA FE         NM   87501          1            07/07/98         00
    8080091551                           05           09/01/98          0
    8080091551                           O            08/01/13
    0


    1806136          943/943             F          400,000.00         ZZ
                                         180        397,441.19          1
    5333 LEGENDS DRIVE                 6.875          3,567.42         60
                                       6.625          3,567.42      675,000.00
    BRASELTON        GA   30517          5            07/15/98         00
    8080091574                           03           09/01/98          0
    8080091574                           O            08/01/13
    0


    1806137          943/943             F          330,000.00         ZZ
                                         180        326,724.80          1
    807 ALLISON WAY                    7.250          3,012.45         68
                                       7.000          3,012.45      490,000.00
    SUNNYVALE        CA   94087          5            06/18/98         00
    8080091612                           05           08/01/98          0
    8080091612                           O            07/01/13
    0


    1806138          943/943             F          337,500.00         ZZ
                                         180        336,446.72          1
    1461 VINTON                        7.125          3,057.19         75
                                       6.875          3,057.19      455,000.00
    MEMPHIS          TN   38104          5            08/05/98         00
    8080091673                           05           10/01/98          0
    8080091673                           O            09/01/13
    0


    1806139          943/943             F          240,000.00         ZZ
                                         120        235,758.87          1
    614 SOUTH THORNTON AVENUE          6.750          2,755.78         69
                                       6.500          2,755.78      348,100.00
    DALTON           GA   30720          5            06/30/98         00
    8080091819                           05           08/01/98          0
    8080091819                           O            07/01/08
    0


    1806140          943/943             F          260,000.00         ZZ
                                         180        259,188.58          1
    12 BALLAS COURT                    7.125          2,355.17         69
                                       6.875          2,355.17      380,000.00
    TOWN & COUNTRY   MO   63131          2            08/10/98         00
    8080091836                           03           10/01/98          0
1


    8080091836                           O            09/01/13
    0


    1806141          943/943             F          351,000.00         ZZ
                                         180        348,778.76          1
    10 SUNTURF CR                      7.000          3,154.89         78
                                       6.750          3,154.89      455,000.00
    COLUMBIA         SC   29223          2            07/20/98         00
    8080091971                           03           09/01/98          0
    8080091971                           O            08/01/13
    0


    1806143          943/943             F          300,000.00         ZZ
                                         180        299,032.77          1
    10215 HIGH FALLS POINTE            6.750          2,654.73         67
                                       6.500          2,654.73      450,000.00
    ALPHARETTA       GA   30022          1            08/20/98         00
    8080092045                           03           10/01/98          0
    8080092045                           O            09/01/13
    0


    1806144          943/943             F          270,000.00         ZZ
                                         180        268,216.20          1
    1809 ROUX COURT                    6.500          2,351.99         80
                                       6.250          2,351.99      340,000.00
    MARTINEZ         CA   94553          2            07/21/98         00
    8080092122                           05           09/01/98          0
    8080092122                           O            08/01/13
    0


    1806145          943/943             F          367,500.00         ZZ
                                         180        365,072.06          1
    2015 ROCKFORD ROAD                 6.500          3,201.32         75
                                       6.250          3,201.32      490,000.00
    LOS ANGELES      CA   90039          5            07/23/98         00
    8080092178                           05           09/01/98          0
    8080092178                           O            08/01/13
    0


    1806146          943/943             F          270,000.00         ZZ
                                         180        268,254.08          1
    5501 ORCA DRIVE NORTHEAST          6.750          2,389.26         78
                                       6.500          2,389.26      350,000.00
    TACOMA           WA   98422          2            07/22/98         00
    8080092212                           05           09/01/98          0
    8080092212                           O            08/01/13
    0


1


    1806148          943/943             F          267,000.00         ZZ
                                         180        265,328.60          1
    100 WEST SHORE DRIVE               7.125          2,418.57         63
                                       6.875          2,418.57      430,000.00
    PENNINGTON       NJ   08534          2            07/24/98         00
    8080092338                           05           09/01/98          0
    8080092338                           O            08/01/13
    0


    1806149          943/943             F          339,750.00         ZZ
                                         180        337,668.84          1
    728 SOUTHLAKE RD                   7.375          3,125.44         75
                                       7.125          3,125.44      453,000.00
    COLUMBIA         SC   29223          5            07/28/98         00
    8080092376                           05           09/01/98          0
    8080092376                           O            08/01/13
    0


    1806150          943/943             F          925,000.00         ZZ
                                         180        922,175.60          1
    707 N BAY FRONT                    7.375          8,509.30         62
                                       7.125          8,509.30    1,500,000.00
    NEWPORT BEACH    CA   92662          5            08/04/98         00
    8080092484                           05           10/01/98          0
    8080092484                           O            09/01/13
    0


    1806151          943/943             F          250,000.00         ZZ
                                         180        248,468.61          1
    3502 EVERMOORE COURT               7.375          2,299.81         41
                                       7.125          2,299.81      615,000.00
    CHARLOTTE        NC   28226          2            07/23/98         00
    8080092617                           05           09/01/98          0
    8080092617                           O            08/01/13
    0


    1806152          943/943             F          285,000.00         ZZ
                                         180        283,076.26          1
    253 CASCADE FALLS DRIVE            6.875          2,541.79         75
                                       6.625          2,541.79      385,000.00
    FOLSOM           CA   95630          2            07/24/98         00
    8080092666                           05           09/01/98          0
    8080092666                           O            08/01/13
    0


    1806153          943/943             F          341,000.00         ZZ
                                         180        338,795.00          1
    240 ALMONTE BOULEVARD              6.750          3,017.54         80
                                       6.500          3,017.54      430,000.00
1


    MILL CITY        CA   94941          2            07/23/98         00
    8080092733                           05           09/01/98          0
    8080092733                           O            08/01/13
    0


    1806154          943/943             F          240,000.00         T
                                         180        238,464.69          1
    1302 NORTH LUMINA AVE              6.875          2,140.46         70
                                       6.625          2,140.46      345,000.00
    WRIGHTSVILLE BE  NC   28480          1            07/17/98         00
    8080092855                           01           09/01/98          0
    8080092855                           O            08/01/13
    0


    1806155          943/943             F          260,000.00         ZZ
                                         180        258,318.76          1
    1121 CHILMARK AV                   6.750          2,300.76         80
                                       6.500          2,300.76      325,900.00
    WAKE FOREST      NC   27587          1            07/28/98         00
    8080092892                           05           09/01/98          0
    8080092892                           O            08/01/13
    0


    1806156          943/943             F          300,000.00         ZZ
                                         180        297,996.69          1
    1765 LAZY RIVER LANE               6.375          2,592.75         67
                                       6.125          2,592.75      450,000.00
    DUNWOODY         GA   30350          1            07/23/98         00
    8080092899                           03           09/01/98          0
    8080092899                           O            08/01/13
    0


    1806157          943/943             F          248,000.00         ZZ
                                         180        246,361.54          1
    21175 VIA MARIANO                  6.500          2,160.35         78
                                       6.250          2,160.35      320,000.00
    YORBA LINDA      CA   92887          2            07/27/98         00
    8080092957                           03           09/01/98          0
    8080092957                           O            08/01/13
    0


    1806158          943/943             F          352,500.00         ZZ
                                         180        350,196.02          1
    860 32ND AVE DR NW                 6.625          3,094.93         75
                                       6.375          3,094.93      470,000.00
    HICKORY          NC   28601          2            07/31/98         00
    8080093016                           05           09/01/98          0
    8080093016                           O            08/01/13
    0
1




    1806159          943/943             F          300,000.00         ZZ
                                         180        298,162.31          1
    2718 HUFF DRIVE                    7.375          2,759.78         72
                                       7.125          2,759.78      420,000.00
    PLEASANTON       CA   94588          2            07/08/98         00
    8080093108                           03           09/01/98          0
    8080093108                           O            08/01/13
    0


    1806160          943/943             F          428,000.00         ZZ
                                         180        425,291.51          1
    134 EAST CREEK DRIVE               7.000          3,846.98         67
                                       6.750          3,846.98      645,000.00
    MENLO PARK       CA   94025          2            07/21/98         00
    8080093351                           05           09/01/98          0
    8080093351                           O            08/01/13
    0


    1806161          943/943             F          250,000.00         T
                                         180        244,182.10          1
    80483 PEBBLE BEACH #61             7.000          2,247.07         67
                                       6.750          2,247.07      375,000.00
    LA QUINTA        CA   92253          2            08/03/98         00
    8080093459                           01           10/01/98          0
    8080093459                           O            09/01/13
    0


    1806163          943/943             F          295,000.00         ZZ
                                         180        293,092.45          1
    6051 HEIGHTS ROAD                  6.750          2,610.48         70
                                       6.500          2,610.48      425,000.00
    SANTA ROSA       CA   95404          5            07/20/98         00
    8080093548                           05           09/01/98          0
    8080093548                           O            08/01/13
    0


    1806164          943/943             F          333,000.00         ZZ
                                         180        330,800.02          1
    727 SALBERG AVENUE                 6.500          2,900.79         56
                                       6.250          2,900.79      605,000.00
    SANTA CLARA      CA   95051          2            07/14/98         00
    8080093575                           05           09/01/98          0
    8080093575                           O            08/01/13
    0


    1806165          943/943             F          232,000.00         ZZ
                                         180        230,275.97          1
1


    15 SWEETBRIAR LN                   7.125          2,101.53         53
                                       6.875          2,101.53      440,000.00
    CHAPEL HILL      NC   27514          2            08/07/98         00
    8080093576                           05           10/01/98          0
    8080093576                           O            09/01/13
    0


    1806166          943/943             F          327,250.00         ZZ
                                         180        325,156.58          1
    2925 OLD ZION CEMETARY ROAD        6.875          2,918.59         63
                                       6.625          2,918.59      521,000.00
    LOGANVILLE       GA   30052          2            07/22/98         00
    8080093706                           05           09/01/98          0
    8080093706                           O            08/01/13
    0


    1806167          943/943             F          264,000.00         ZZ
                                         180        261,773.05          1
    16823 VILLAGE LANE                 6.625          2,317.91         80
                                       6.375          2,317.91      330,000.00
    DALLAS           TX   75248          1            07/24/98         00
    8080093736                           03           09/01/98          0
    8080093736                           O            08/01/13
    0


    1806168          943/943             F          300,000.00         T
                                         180        299,053.51          1
    20 COMBER RD                       7.000          2,696.49         38
                                       6.750          2,696.49      800,000.00
    WILMINGTON       NC   28405          2            08/07/98         00
    8080093753                           03           10/01/98          0
    8080093753                           O            09/01/13
    0


    1806169          943/943             F          300,000.00         ZZ
                                         180        299,063.75          1
    1704 POPE COURT                    7.125          2,717.50         66
                                       6.875          2,717.50      460,000.00
    WILMINGTON       NC   28405          2            08/12/98         00
    8080093939                           03           10/01/98          0
    8080093939                           O            09/01/13
    0


    1806170          943/943             F          266,500.00         ZZ
                                         180        265,640.77          1
    55 PACES WEST DR NW                6.750          2,358.29         68
                                       6.500          2,358.29      395,000.00
    ATLANTA          GA   30327          2            08/11/98         00
    8080093963                           09           10/01/98          0
1


    8080093963                           O            09/01/13
    0


    1806171          943/943             F          261,000.00         ZZ
                                         180        259,348.32          1
    78 ROOSTER COURT                   7.000          2,345.94         72
                                       6.750          2,345.94      365,000.00
    SAN JOSE         CA   95136          2            07/21/98         00
    8080094034                           05           09/01/98          0
    8080094034                           O            08/01/13
    0


    1806172          943/943             F          344,000.00         ZZ
                                         180        341,846.51          1
    2032 PASEO SUSANA                  7.125          3,116.06         80
                                       6.875          3,116.06      430,000.00
    SAN DIMAS        CA   91773          2            07/23/98         00
    8080094194                           03           09/01/98          0
    8080094194                           O            08/01/13
    0


    1806173          943/943             F          245,500.00         ZZ
                                         180        241,902.75          1
    171 VIA SODERINI                   6.875          2,189.51         48
                                       6.625          2,189.51      515,000.00
    APTOS            CA   95003          5            07/08/98         00
    8080094279                           05           09/01/98          0
    8080094279                           O            08/01/13
    0


    1806174          943/943             F          412,000.00         ZZ
                                         180        409,364.45          1
    1345 CHANDLER ROAD                 6.875          3,674.44         64
                                       6.625          3,674.44      650,000.00
    LAWRENCEVILLE    GA   30045          2            07/31/98         00
    8080094326                           05           09/01/98          0
    8080094326                           O            08/01/13
    0


    1806175          943/943             F          305,600.00         ZZ
                                         180        303,728.02          1
    29345 AVOCET LANE                  7.375          2,811.29         53
                                       7.125          2,811.29      580,000.00
    LAGUNA NIGUEL    CA   92677          2            07/22/98         00
    8080094342                           03           09/01/98          0
    8080094342                           O            08/01/13
    0


1


    1806176          943/943             F          940,000.00         ZZ
                                         180        936,787.50          1
    14330 CHESTER AVE                  6.750          8,318.15         59
                                       6.500          8,318.15    1,600,000.00
    SARATOGA         CA   95070          2            07/30/98         00
    8080094356                           03           10/01/98          0
    8080094356                           O            09/01/13
    0


    1806177          943/943             F          312,000.00         ZZ
                                         180        310,025.56          1
    748 SOUTH CLOVERDALE AVENUE        7.000          2,804.35         80
                                       6.750          2,804.35      390,000.00
    LOS ANGELES      CA   90036          1            07/23/98         00
    8080094358                           05           09/01/98          0
    8080094358                           O            08/01/13
    0


    1806178          943/943             F          352,600.00         ZZ
                                         180        351,450.84          1
    2116 CHATHAM                       6.625          3,095.81         72
                                       6.375          3,095.81      496,000.00
    DALTON           GA   30720          2            08/05/98         00
    8080094370                           03           10/01/98          0
    8080094370                           O            09/01/13
    0


    1806179          943/943             F          270,000.00         ZZ
                                         180        269,129.49          1
    562 CALISTOGA CIRCLE               6.750          2,389.26         75
                                       6.500          2,389.26      364,000.00
    FREMONT          CA   94536          5            08/06/98         00
    8080094541                           05           10/01/98          0
    8080094541                           O            09/01/13
    0


    1806181          943/943             F          650,000.00         ZZ
                                         180        647,949.28          1
    1013 MIDDLE STREET                 7.000          5,842.39         54
                                       6.750          5,842.39    1,207,500.00
    SULLIVANS ISLAN  SC   29482          1            08/18/98         00
    8080094573                           05           10/01/98          0
    8080094573                           O            09/01/13
    0


    1806182          943/943             F          282,000.00         ZZ
                                         180        281,080.93          1
    2469 ALTON ROAD NW                 6.625          2,475.95         34
                                       6.375          2,475.95      850,000.00
1


    ATLANTA          GA   30305          2            08/11/98         00
    8080094740                           05           10/01/98          0
    8080094740                           O            09/01/13
    0


    1806183          943/943             F          300,000.00         ZZ
                                         180        299,053.51          1
    3401 COTSWOLD LANE                 7.000          2,696.49         63
                                       6.750          2,696.49      479,000.00
    KESWICK          VA   22947          1            08/24/98         00
    8080094741                           03           10/01/98          0
    8080094741                           O            09/01/13
    0


    1806184          943/943             F          317,000.00         ZZ
                                         180        315,988.97          1
    18132 VESTRY CIRCLE                6.875          2,827.18         72
                                       6.625          2,827.18      445,000.00
    HUNTINGTON BEAC  CA   92648          5            08/01/98         00
    8080094793                           05           10/01/98          0
    8080094793                           O            09/01/13
    0


    1806185          943/943             F          350,000.00         ZZ
                                         180        347,761.01          1
    134 ROCKINGHAM ROAD                6.875          3,121.50         54
                                       6.625          3,121.50      651,000.00
    GREENVILLE       SC   29607          2            07/30/98         00
    8080094836                           05           09/01/98          0
    8080094836                           O            08/01/13
    0


    1806186          943/943             F          471,250.00         ZZ
                                         180        469,778.72          1
    2863 GALSWORTHY DR                 7.125          4,268.73         65
                                       6.875          4,268.73      725,000.00
    WINSTON-SALEM    NC   27106          5            08/20/98         00
    8080094856                           05           10/01/98          0
    8080094856                           O            09/01/13
    0


    1806187          943/943             F          414,000.00         ZZ
                                         180        412,707.99          1
    117 ENCINO AVENUE                  7.125          3,750.14         73
                                       6.875          3,750.14      570,000.00
    CAMARILLO        CA   93010          2            08/03/98         00
    8080094945                           05           10/01/98          0
    8080094945                           O            09/01/13
    0
1




    1806188          943/943             F          380,000.00         ZZ
                                         180        378,788.03          1
    9209 VENDOME DRIVE                 6.875          3,389.05         51
                                       6.625          3,389.05      750,000.00
    BETHESDA         MD   20817          5            08/11/98         00
    8080095029                           05           10/01/98          0
    8080095029                           O            09/01/13
    0


    1806189          943/943             F          281,250.00         ZZ
                                         180        279,470.18          1
    2100 WHITE LANE                    7.000          2,527.95         75
                                       6.750          2,527.95      375,000.00
    JONESBORO        AR   72401          5            07/15/98         00
    8080095118                           05           09/01/98          0
    8080095118                           O            08/01/13
    0


    1806190          943/943             F          300,000.00         ZZ
                                         180        299,043.18          1
    4002 WINTERBERRY PLACE             6.875          2,675.57         50
                                       6.625          2,675.57      605,000.00
    CHARLOTTE        NC   28210          5            08/06/98         00
    8080095301                           03           10/01/98          0
    8080095301                           O            09/01/13
    0


    1806191          943/943             F          334,000.00         ZZ
                                         180        332,923.15          1
    7022 HARTCREST DRIVE               6.750          2,955.60         69
                                       6.500          2,955.60      485,000.00
    RANCHO PALO VER  CA   90275          2            08/03/98         00
    8080095330                           05           10/01/98          0
    8080095330                           O            09/01/13
    0


    1806192          943/943             F          384,000.00         ZZ
                                         180        382,774.99          1
    3019 3RD SREET #301                6.875          3,424.73         80
                                       6.625          3,424.73      480,000.00
    SANTA MONICA     CA   90405          2            08/12/98         00
    8080095350                           01           10/01/98          0
    8080095350                           O            09/01/13
    0


    1806193          943/943             F          295,500.00         ZZ
                                         180        294,587.80          1
1


    4 PALMATUM                         7.250          2,697.51         78
                                       7.000          2,697.51      382,000.00
    IRVINE           CA   92620          2            08/19/98         00
    8080097699                           05           10/01/98          0
    8080097699                           O            09/01/13
    0


    1806194          943/943             F          400,000.00         ZZ
                                         180        397,413.47          1
    111 MESQUITE DRIVE                 6.750          3,539.64         50
                                       6.500          3,539.64      800,000.00
    EDWARDS AREA     CO   81632          2            07/13/98         00
    8090054592                           03           09/01/98          0
    8090054592                           O            08/01/13
    0


    1806195          943/943             F          281,000.00         ZZ
                                         120        279,331.38          1
    63 HUNT DRIVE                      6.500          3,190.70         58
                                       6.250          3,190.70      488,000.00
    JERICHO          NY   11753          2            08/10/98         00
    8090055736                           09           10/01/98          0
    8090055736                           O            09/01/08
    0


    1806196          943/943             F          311,600.00         ZZ
                                         180        305,456.05          1
    5825 BASSINGHALL LANE              6.875          2,779.02         80
                                       6.625          2,779.02      390,000.00
    PLANO            TX   75093          2            04/13/98         00
    8090056331                           03           06/01/98          0
    8090056331                           O            05/01/13
    0


    1806197          943/943             F          304,000.00         ZZ
                                         180        301,776.19          2
    107 TAYLOR DRIVE                   7.000          2,732.44         79
                                       6.750          2,732.44      385,000.00
    FAIRFAX          CA   94930          2            07/16/98         00
    8090057729                           05           09/01/98          0
    8090057729                           O            08/01/13
    0


    1806199          943/943             F          267,000.00         ZZ
                                         180        263,673.12          1
    1591 BEDLINGTON DRIVE              7.250          2,437.35         63
                                       7.000          2,437.35      425,000.00
    INVERNESS        IL   60010          5            05/27/98         00
    8090058328                           05           07/01/98          0
1


    8090058328                           O            06/01/13
    0


    1806200          943/943             F          400,000.00         ZZ
                                         180        395,069.31          1
    1016 N ORLANDO AVE                 7.375          3,679.70         66
                                       7.125          3,679.70      615,000.00
    LOS ANGELES      CA   90069          5            05/08/98         00
    8090058345                           05           07/01/98          0
    8090058345                           O            06/01/13
    0


    1806202          943/943             F          262,000.00         ZZ
                                         180        259,478.75          1
    2120 E CLIPPER LANE                6.875          2,336.66         84
                                       6.625          2,336.66      315,000.00
    GILBERT          AZ   85234          2            06/01/98         11
    8090059900                           03           08/01/98         12
    8090059900                           O            07/01/13
    0


    1806203          943/943             F          920,000.00         ZZ
                                         180        914,114.73          1
    4 YORKSHIRE STREET                 6.875          8,205.06         57
                                       6.625          8,205.06    1,640,000.00
    NEWPORT BEACH    CA   92660          2            07/01/98         00
    8090060087                           03           09/01/98          0
    8090060087                           O            08/01/13
    0


    1806204          943/943             F          243,000.00         ZZ
                                         180        240,636.40          1
    3715 CAMPOLINDO DRIVE              6.750          2,150.33         60
                                       6.500          2,150.33      405,000.00
    MORAGA           CA   94556          5            06/17/98         00
    8090060388                           05           08/01/98          0
    8090060388                           O            07/01/13
    0


    1806205          943/943             F          290,000.00         ZZ
                                         180        289,054.85          1
    12 GARDEN ST                       6.625          2,546.19         75
                                       6.375          2,546.19      390,000.00
    BELMONT          MA   02178          1            08/12/98         00
    8090060635                           05           10/01/98          0
    8090060635                           O            09/01/13
    0


1


    1806206          943/943             F          515,000.00         ZZ
                                         180        510,201.75          1
    2645 33RD ST                       7.250          4,701.25         72
                                       7.000          4,701.25      725,000.00
    SANTE MONICA     CA   90405          2            06/12/98         00
    8090060646                           05           08/01/98          0
    8090060646                           O            07/01/13
    0


    1806208          943/943             F          310,000.00         ZZ
                                         180        306,952.24          1
    11601 TERRYHILL PLACE              6.625          2,721.79         40
                                       6.375          2,721.79      780,000.00
    LOS ANGELES      CA   90049          5            06/26/98         00
    8090060664                           05           08/01/98          0
    8090060664                           O            07/01/13
    0


    1806209          943/943             F          320,000.00         ZZ
                                         180        317,974.93          1
    17 SUN TERRACE                     7.000          2,876.26         69
                                       6.750          2,876.26      465,000.00
    LAGUNA NIGUEL    CA   92677          5            07/01/98         00
    8090060887                           03           09/01/98          0
    8090060887                           O            08/01/13
    0


    1806210          943/943             F          328,000.00         ZZ
                                         180        324,740.69          1
    14 RITA LANE                       6.500          2,857.24         80
                                       6.250          2,857.24      410,000.00
    LAGRANGEVILE     NY   12603          1            06/30/98         00
    8090061068                           05           08/01/98          0
    8090061068                           O            07/01/13
    0


    1806211          943/943             F          425,000.00         ZZ
                                         180        422,192.16          1
    64 INDIAN COVE ROAD                6.500          3,702.21         70
                                       6.250          3,702.21      612,500.00
    MARION           MA   02738          1            07/09/98         00
    8090061100                           05           09/01/98          0
    8090061100                           O            08/01/13
    0


    1806212          943/943             F          584,000.00         ZZ
                                         180        580,382.87          1
    78 CLEMENTS ROAD                   7.250          5,331.12         65
                                       7.000          5,331.12      900,000.00
1


    NEWTON           MA   02158          5            07/06/98         00
    8090061113                           05           09/01/98          0
    8090061113                           O            08/01/13
    0


    1806213          943/943             F          380,000.00         ZZ
                                         180        377,595.24          1
    420 HARRINGTON CT                  7.000          3,415.55         48
                                       6.750          3,415.55      805,000.00
    LOS ALTOS        CA   94024          2            07/06/98         00
    8090061458                           05           09/01/98          0
    8090061458                           O            08/01/13
    0


    1806214          943/943             F          300,000.00         ZZ
                                         180        298,162.33          1
    3207 RONINO WAY                    7.375          2,759.77         42
                                       7.125          2,759.77      725,000.00
    LAFAYTETTE       CA   94549          5            07/10/98         00
    8090061468                           05           09/01/98          0
    8090061468                           O            08/01/13
    0


    1806216          943/943             F          304,000.00         ZZ
                                         180        302,055.30          1
    1312 RUBENSTEIN AVE                6.875          2,711.24         70
                                       6.625          2,711.24      440,000.00
    CARDIFF          CA   92007          2            07/01/98         00
    8090061498                           05           09/01/98          0
    8090061498                           O            08/01/13
    0


    1806217          943/943             F          600,000.00         ZZ
                                         180        596,120.20          1
    32 NEW DAWN                        6.750          5,309.46         80
                                       6.500          5,309.46      750,000.00
    IRVINE           CA   92720          1            07/28/98         00
    8090061500                           05           09/01/98          0
    8090061500                           O            08/01/13
    0


    1806218          943/943             F          275,000.00         ZZ
                                         180        272,861.08          1
    20 CEDAR STREET                    7.500          2,549.29         61
                                       7.250          2,549.29      454,000.00
    LEXINGTON        MA   02173          5            07/10/98         00
    8090061515                           05           09/01/98          0
    8090061515                           O            08/01/13
    0
1




    1806219          943/943             F          408,000.00         T
                                         180        404,115.77          1
    507 PASEO DE LA PLAYA              7.000          3,667.22         80
                                       6.750          3,667.22      510,000.00
    REDONDO BEACH    CA   90277          1            06/19/98         00
    8090061520                           02           08/01/98          0
    8090061520                           O            07/01/13
    0


    1806220          943/943             F          355,000.00         ZZ
                                         180        350,522.10          1
    319 WONDERVIEW DR                  6.750          3,141.43         77
                                       6.500          3,141.43      465,000.00
    GLENDALE         CA   91202          2            06/30/98         00
    8090061710                           05           08/01/98          0
    8090061710                           O            07/01/13
    0


    1806221          943/943             F          244,000.00         ZZ
                                         180        242,489.01          1
    1235 GLEN AVENUE                   7.250          2,227.39         80
                                       7.000          2,227.39      305,000.00
    BERKELEY         CA   94708          1            07/01/98         00
    8090061768                           05           09/01/98          0
    8090061768                           O            08/01/13
    0


    1806222          943/943             F          288,000.00         ZZ
                                         180        286,076.81          1
    566 MERLOT PLACE                   6.375          2,489.05         74
                                       6.125          2,489.05      390,000.00
    CHULA VISTA      CA   91913          2            07/08/98         00
    8090061798                           03           09/01/98          0
    8090061798                           O            08/01/13
    0


    1806223          943/943             F          300,000.00         ZZ
                                         180        298,017.99          1
    15 OLD FARM CIRCLE                 6.500          2,613.33         56
                                       6.250          2,613.33      545,000.00
    WHITE PLAIN      NY   10605          1            07/20/98         00
    8090061912                           05           09/01/98          0
    8090061912                           O            08/01/13
    0


    1806224          943/943             F          384,000.00         ZZ
                                         180        381,596.08          1
1


    1 FAIR OAKS LANE                   7.125          3,478.40         60
                                       6.875          3,478.40      650,000.00
    ATHERTON         CA   94027          2            07/08/98         00
    8090061948                           05           09/01/98          0
    8090061948                           O            08/01/13
    0


    1806225          943/943             F          344,000.00         ZZ
                                         180        341,751.55          1
    3965 WITZEL DRIVE                  6.625          3,020.30         80
                                       6.375          3,020.30      430,000.00
    LOS ANGELES      CA   91423          1            07/08/98         00
    8090062055                           05           09/01/98          0
    8090062055                           O            08/01/13
    0


    1806226          943/943             F          573,750.00         ZZ
                                         180        569,999.85          1
    590 VIA CIELITO                    6.625          5,037.49         75
                                       6.375          5,037.49      765,000.00
    VENTURA          CA   93003          1            07/10/98         00
    8090062118                           05           09/01/98          0
    8090062118                           O            08/01/13
    0


    1806227          943/943             F          296,000.00         ZZ
                                         180        294,106.47          1
    1535 POPPY PEAK DRIVE              6.875          2,639.89         80
                                       6.625          2,639.89      370,000.00
    PASADENA         CA   91105          2            07/24/98         00
    8090062327                           05           09/01/98          0
    8090062327                           O            08/01/13
    0


    1806228          943/943             F          500,000.00         ZZ
                                         180        498,422.52          1
    22 POSSUM TRAIL                    7.000          4,494.15         72
                                       6.750          4,494.15      700,000.00
    UPPER SADDLE RI  NJ   07458          2            07/29/98         00
    8090062459                           05           10/01/98          0
    8090062459                           O            09/01/13
    0


    1806229          943/943             F          270,000.00         ZZ
                                         180        268,215.39          1
    502 BRONSON ROAD                   6.500          2,351.99         77
                                       6.250          2,351.99      355,000.00
    FAIRFIELD        CT   06490          2            07/24/98         00
    8090062577                           05           09/01/98          0
1


    8090062577                           O            08/01/13
    0


    1806230          943/943             F          528,000.00         ZZ
                                         180        526,260.55          1
    1010 PANORAMA DRIVE                6.500          4,599.45         80
                                       6.250          4,599.45      660,000.00
    ARCADIA          CA   91007          2            08/21/98         00
    8090062579                           05           10/01/98          0
    8090062579                           O            09/01/13
    0


    1806231          943/943             F          423,500.00         T
                                         180        420,933.96          1
    397 SKIDDER TRAIL                  7.500          3,925.90         70
                                       7.250          3,925.90      605,000.00
    TRUCKEE          CA   96161          1            07/10/98         00
    8090062595                           03           09/01/98          0
    8090062595                           O            08/01/13
    0


    1806232          943/943             F          292,000.00         ZZ
                                         180        291,058.56          1
    3924 CARPENTER COURT               6.750          2,583.94         80
                                       6.500          2,583.94      365,000.00
    LOS ANGELES      CA   91604          1            08/03/98         00
    8090062625                           05           10/01/98          0
    8090062625                           O            09/01/13
    0


    1806233          943/943             F          375,000.00         ZZ
                                         180        372,652.43          1
    1127 MIDDLEFIELD ROAD              7.125          3,396.87         70
                                       6.875          3,396.87      540,000.00
    PALO ALTO        CA   94301          5            07/22/98         00
    8090062645                           05           09/01/98          0
    8090062645                           O            08/01/13
    0


    1806234          943/943             F          315,000.00         ZZ
                                         180        312,896.52          1
    5034 RIGATTI CIRCLE                6.375          2,722.39         74
                                       6.125          2,722.39      430,000.00
    PLEASANTON       CA   94588          5            07/23/98         00
    8090062747                           03           09/01/98          0
    8090062747                           O            08/01/13
    0


1


    1806235          943/943             F          355,000.00         ZZ
                                         180        353,817.85          1
    5335 HILLTOP CRESCENT              6.375          3,068.09         60
                                       6.125          3,068.09      600,000.00
    OAKLAND          CA   94618          5            08/03/98         00
    8090062843                           05           10/01/98          0
    8090062843                           O            09/01/13
    0


    1806236          943/943             F          401,000.00         ZZ
                                         180        398,489.67          1
    7 PELICAN HILL CIRCLE              7.125          3,632.39         12
                                       6.875          3,632.39    3,500,000.00
    NEWPORT BEACH    CA   92657          2            07/20/98         00
    8090062892                           03           09/01/98          0
    8090062892                           O            08/01/13
    0


    1806237          943/943             F          275,000.00         ZZ
                                         180        273,183.16          1
    4009 KINGRIDGE DR                  6.500          2,395.55         53
                                       6.250          2,395.55      525,000.00
    SAN MATEO        CA   94403          2            07/24/98         00
    8090062955                           05           09/01/98          0
    8090062955                           O            08/01/13
    0


    1806238          943/943             F          452,500.00         ZZ
                                         180        449,667.27          1
    15319 STONEWOOD TERRACE            7.125          4,098.89         78
                                       6.875          4,098.89      585,000.00
    LOS ANGELES      CA   91403          2            07/30/98         00
    8090063101                           05           09/01/98          0
    8090063101                           O            08/01/13
    0


    1806239          943/943             F          550,000.00         ZZ
                                         180        546,287.86          1
    27521 SILVER CREEK DRIVE           6.250          4,715.83         49
                                       6.000          4,715.83    1,140,000.00
    SAN JUAN CAPIST  CA   92675          1            07/24/98         00
    8090063133                           03           09/01/98          0
    8090063133                           O            08/01/13
    0


    1806240          943/943             F          276,000.00         ZZ
                                         180        275,147.99          1
    3629 PASEO VISTA FAMOSA            7.250          2,519.51         62
                                       7.000          2,519.51      450,000.00
1


    RANCHO SANTA FE  CA   92091          2            08/06/98         00
    8090063245                           09           10/01/98          0
    8090063245                           O            09/01/13
    0


    1806241          943/943             F          535,000.00         ZZ
                                         180        533,218.45          1
    6 BAY LAUREL LANE                  6.375          4,623.74         60
                                       6.125          4,623.74      900,000.00
    SAN RAFAEL       CA   94903          5            08/11/98         00
    8090063249                           05           10/01/98          0
    8090063249                           O            09/01/13
    0


    1806242          943/943             F          363,750.00         ZZ
                                         180        362,577.23          1
    50 DEFOREST ROAD                   6.750          3,218.86         75
                                       6.500          3,218.86      485,000.00
    WILTON           CT   06897          5            08/13/98         00
    8090063287                           05           10/01/98          0
    8090063287                           O            09/01/13
    0


    1806243          943/943             F          342,000.00         ZZ
                                         180        340,897.35          1
    91 BELMONT AVENUE                  6.750          3,026.40         77
                                       6.500          3,026.40      445,000.00
    CRANFORD         NJ   07016          2            08/05/98         00
    8090063292                           05           10/01/98          0
    8090063292                           O            09/01/13
    0


    1806244          943/943             F          430,000.00         ZZ
                                         180        427,873.96          1
    30014 HARVESTER ROAD               6.625          3,775.38         71
                                       6.375          3,775.38      609,000.00
    MALIBU           CA   90265          2            08/06/98         00
    8090063328                           05           10/01/98          0
    8090063328                           O            09/01/13
    0


    1806246          943/943             F          250,500.00         ZZ
                                         180        249,726.71          1
    8587 PHOENIX AVE                   7.250          2,286.73         77
                                       7.000          2,286.73      329,000.00
    FOUNTAIN VA      CA   92708          2            08/03/98         00
    8090063434                           05           10/01/98          0
    8090063434                           O            09/01/13
    0
1




    1806248          943/943             F          695,000.00         ZZ
                                         180        692,854.56          1
    16207 SURFSIDE AVENUE UNIT A50     7.250          6,344.40         74
                                       7.000          6,344.40      950,000.00
    SEAL BEACH       CA   90743          2            08/04/98         00
    8090063472                           03           10/01/98          0
    8090063472                           O            09/01/13
    0


    1806249          943/943             F          260,000.00         ZZ
                                         180        259,197.38          1
    10239 S FOOTHILL BLVD              7.250          2,373.45         58
                                       7.000          2,373.45      450,000.00
    CUPERTINO        CA   95014          5            08/03/98         00
    8090063686                           05           10/01/98          0
    8090063686                           O            09/01/13
    0


    1806250          943/943             F          299,000.00         T
                                         180        297,188.32          1
    2404 WASHINGTON ST                 7.500          2,771.77         57
                                       7.250          2,771.77      530,000.00
    SAN FRANCIS      CA   94115          2            07/30/98         00
    8090063725                           01           09/01/98          0
    8090063725                           O            08/01/13
    0


    1806251          943/943             F          406,800.00         ZZ
                                         180        405,557.88          1
    2478 SAPRA STREET                  7.375          3,742.25         73
                                       7.125          3,742.25      561,000.00
    THOUSAND OAKS    CA   91362          2            08/25/98         00
    8090063808                           05           10/01/98          0
    8090063808                           O            09/01/13
    0


    1806252          943/943             F          264,000.00         ZZ
                                         180        263,185.04          1
    19-47 PROSPECT STREET              7.250          2,409.96         80
                                       7.000          2,409.96      330,000.00
    RIDGEFIELD       CT   06877          1            08/14/98         00
    8090063845                           01           10/01/98          0
    8090063845                           O            09/01/13
    0


    1806253          943/943             F          295,400.00         ZZ
                                         180        294,457.86          1
1


    1403 SIEBERT CT                    6.875          2,634.54         65
                                       6.625          2,634.54      458,000.00
    NAPERVILLE       IL   60565          2            08/28/98         00
    8090063918                           05           10/01/98          0
    8090063918                           O            09/01/13
    0


    1806255          943/943             F          254,000.00         ZZ
                                         180        253,198.64          1
    100 YORK BROOK ROAD                7.000          2,283.03         56
                                       6.750          2,283.03      457,000.00
    CANTON           MA   02021          2            08/17/98         00
    8090064032                           05           10/01/98          0
    8090064032                           O            09/01/13
    0


    1806256          943/943             F          276,000.00         ZZ
                                         180        275,100.48          1
    1208 BROAD STREET                  6.625          2,423.27         79
                                       6.375          2,423.27      350,000.00
    BELLINGHAM       WA   98226          2            08/19/98         00
    8090064243                           05           10/01/98          0
    8090064243                           O            09/01/13
    0


    1806257          943/943             F          290,000.00         ZZ
                                         180        289,054.85          1
    5309 ASTERIA ST                    6.625          2,546.19         73
                                       6.375          2,546.19      400,000.00
    TORRANCE         CA   90503          2            08/20/98         00
    8090064315                           05           10/01/98          0
    8090064315                           O            09/01/13
    0


    1806258          943/943             F          247,500.00         ZZ
                                         180        246,635.97          1
    165 COTTONTAIL ROAD                7.250          2,259.34         90
                                       7.000          2,259.34      275,000.00
    ANCRAM           NY   12502          1            09/01/98         14
    8090064532                           05           10/01/98         25
    8090064532                           O            09/01/13
    0


    1806259          943/943             F          336,000.00         ZZ
                                         180        334,904.94          1
    17550 MONTOYA CIRCLE               6.625          2,950.06         80
                                       6.375          2,950.06      420,000.00
    MORGAN HILL      CA   95037          1            08/25/98         00
    8090065193                           03           10/01/98          0
1


    8090065193                           O            09/01/13
    0


    1806260          943/943             F          270,000.00         ZZ
                                         180        270,000.00          1
    8701 SOUTH GLIDER LANE             6.750          2,389.26         58
                                       6.500          2,389.26      470,000.00
    SANDY            UT   84093          5            09/03/98         00
    8090065495                           05           11/01/98          0
    8090065495                           O            10/01/13
    0


    1806261          943/943             F          258,000.00         ZZ
                                         180        252,262.39          1
    4211 ORCHARD DRIVE                 7.125          2,337.05         62
                                       6.875          2,337.05      417,000.00
    FAIRFAX          VA   22032          2            02/10/98         00
    8111132653                           05           04/01/98          0
    8111132653                           O            03/01/13
    0


    1806262          943/943             F          253,000.00         ZZ
                                         180        248,831.43          1
    60 EAST 96TH STREET APT 14D/E      6.625          2,221.33         49
                                       6.375          2,221.33      525,000.00
    NEW YORK         NY   10128          2            04/06/98         00
    8111133197                           14           06/01/98          0
    8111133197                           O            05/01/13
    0


    1806263          943/943             F          243,000.00         ZZ
                                         180        240,735.97          1
    12 POTTER AVENUE                   7.250          2,218.26         65
                                       7.000          2,218.26      375,400.00
    STATEN ISLAND    NY   10314          2            06/26/98         00
    8111138355                           05           08/01/98          0
    8111138355                           O            07/01/13
    0


    1806264          943/943             F          400,000.00         ZZ
                                         180        396,002.35          1
    16220 BELLINGHAM DRIVE             7.000          3,595.32         75
                                       6.750          3,595.32      536,300.00
    DARNESTOWN       MD   20874          1            06/29/98         00
    8111139009                           05           08/01/98          0
    8111139009                           O            07/01/13
    0


1


    1806265          943/943             F          299,500.00         ZZ
                                         180        296,679.15          1
    22 LAKEVIEW AVENUE                 7.125          2,712.97         72
                                       6.875          2,712.97      420,000.00
    NORTH TARRYTOWN  NY   10591          2            06/12/98         00
    8111140143                           05           08/01/98          0
    8111140143                           O            07/01/13
    0


    1806267          943/943             F          364,000.00         ZZ
                                         180        358,137.90          1
    1882 109TH STREET GULF             7.125          3,297.23         61
                                       6.875          3,297.23      600,000.00
    MARATHON         FL   33050          2            07/16/98         00
    8111140253                           05           09/01/98          0
    8111140253                           O            08/01/13
    0


    1806268          943/943             F          289,000.00         ZZ
                                         180        285,088.21          1
    4161 PARKSIDE PLACE                7.000          2,597.62         79
                                       6.750          2,597.62      367,000.00
    CARLSBAD         CA   92008          2            05/26/98         00
    8111140547                           03           07/01/98          0
    8111140547                           O            06/01/13
    0


    1806269          943/943             F          247,950.00         ZZ
                                         180        246,363.85          1
    9016 MOUNTAINBERRY CIRCLE          6.875          2,211.36         75
                                       6.625          2,211.36      332,000.00
    FREDERICK        MD   21702          2            07/16/98         00
    8111140769                           05           09/01/98          0
    8111140769                           O            08/01/13
    0


    1806270          943/943             F          430,000.00         ZZ
                                         180        425,727.13          1
    45 SCENIC DRIVE                    6.500          3,745.77         57
                                       6.250          3,745.77      765,000.00
    HASTINGS ON HUD  NY   10706          1            06/30/98         00
    8111141061                           05           08/01/98          0
    8111141061                           O            07/01/13
    0


    1806271          943/943             F          484,000.00         ZZ
                                         180        482,489.52          1
    18 THE CHASE                       7.125          4,384.23         80
                                       6.875          4,384.23      605,000.00
1


    HEAD OF THE HAR  NY   11780          2            08/11/98         00
    8111141282                           05           10/01/98          0
    8111141282                           O            09/01/13
    0


    1806272          943/943             F          336,200.00         ZZ
                                         180        333,067.63          1
    FOUR MORGAN COURT                  7.250          3,069.05         89
                                       7.000          3,069.05      380,000.00
    WASHINGTON       NJ   07675          2            06/12/98         11
    8111141321                           05           08/01/98         12
    8111141321                           O            07/01/13
    0


    1806273          943/943             F          284,000.00         ZZ
                                         180        282,222.10          1
    2717 N LEHMANN UNIT 4              7.125          2,572.57         80
                                       6.875          2,572.57      355,000.00
    CHICAGO          IL   60614          1            07/31/98         00
    8111141578                           01           09/01/98          0
    8111141578                           O            08/01/13
    0


    1806274          943/943             F          500,000.00         ZZ
                                         180        496,903.70          1
    11 BONNIE BRAE                     7.250          4,564.32         45
                                       7.000          4,564.32    1,120,000.00
    HINSDALE         IL   60521          5            07/21/98         00
    8111141648                           05           09/01/98          0
    8111141648                           O            08/01/13
    0


    1806275          943/943             F          303,000.00         ZZ
                                         180        300,115.38          1
    80 KNOLLWOOD DRIVE                 7.000          2,723.45         72
                                       6.750          2,723.45      425,000.00
    ROCHESTER        NY   14618          5            06/24/98         00
    8111142099                           05           08/01/98          0
    8111142099                           O            07/01/13
    0


    1806277          943/943             F          263,000.00         ZZ
                                         180        261,353.57          1
    235 FOREST AVENUE                  7.125          2,382.34         61
                                       6.875          2,382.34      438,000.00
    GLEN RIDGE       NJ   07028          2            07/01/98         00
    8111142553                           05           09/01/98          0
    8111142553                           O            08/01/13
    0
1




    1806278          943/943             F          350,000.00         ZZ
                                         180        348,907.72          1
    1949 N LINCOLN AVE                 7.125          3,170.41         50
                                       6.875          3,170.41      700,000.00
    CHICAGO          IL   60614          5            08/06/98         00
    8111142557                           05           10/01/98          0
    8111142557                           O            09/01/13
    0


    1806279          943/943             F          370,000.00         ZZ
                                         180        367,708.74          1
    4578 MILLERTON ROAD                7.250          3,377.60         57
                                       7.000          3,377.60      650,000.00
    FRIANT           CA   93626          5            07/07/98         00
    8111142605                           03           09/01/98          0
    8111142605                           O            08/01/13
    0


    1806280          943/943             F          277,200.00         ZZ
                                         120        274,009.47          1
    112 W 18TH ST UNIT 18-6B           7.125          3,236.42         37
                                       6.875          3,236.42      750,000.00
    NEW YORK         NY   10011          5            07/06/98         00
    8111142933                           08           09/01/98          0
    8111142933                           O            08/01/08
    0


    1806281          943/943             F          350,000.00         ZZ
                                         180        346,447.34          1
    6432 RENWICK CIRCLE                6.250          3,000.99         64
                                       6.000          3,000.99      550,000.00
    TAMPA            FL   33647          1            06/30/98         00
    8111143041                           03           08/01/98          0
    8111143041                           O            07/01/13
    0


    1806282          943/943             F          286,900.00         ZZ
                                         180        285,103.96          1
    129 LORING AVENUE                  7.125          2,598.83         55
                                       6.875          2,598.83      530,000.00
    PELHAM           NY   10803          5            07/13/98         00
    8111143151                           05           09/01/98          0
    8111143151                           O            08/01/13
    0


    1806283          943/943             F          254,000.00         ZZ
                                         180        252,392.60          1
1


    530 SABAL PALM ROAD                7.000          2,283.03         57
                                       6.750          2,283.03      450,000.00
    MIAMI            FL   33137          2            07/16/98         00
    8111143413                           03           09/01/98          0
    8111143413                           O            08/01/13
    0


    1806284          943/943             F          323,550.00         ZZ
                                         180        321,568.05          1
    21 DESHON AVENUE                   7.375          2,976.42         90
                                       7.125          2,976.42      359,500.00
    BRONXVILLE       NY   10708          1            07/16/98         14
    8111143423                           05           09/01/98         12
    8111143423                           O            08/01/13
    0


    1806286          943/943             F          299,950.00         ZZ
                                         180        297,990.81          1
    ONE SANTA MONICA DRIVE             7.000          2,696.04         70
                                       6.750          2,696.04      430,500.00
    EASTCHESTER      NY   10709          2            07/17/98         00
    8111143571                           05           09/01/98          0
    8111143571                           O            08/01/13
    0


    1806287          943/943             F          450,000.00         T
                                         180        447,182.92          1
    25084 RIDGE OAK DRIVE UNIT 17      7.125          4,076.25         68
                                       6.875          4,076.25      670,000.00
    BONITA SPRINGS   FL   34134          1            07/03/98         00
    8111143635                           03           09/01/98          0
    8111143635                           O            08/01/13
    0


    1806288          943/943             F          550,000.00         ZZ
                                         180        546,556.90          1
    24 PASATIEMPO DRIVE                7.125          4,982.08         79
                                       6.875          4,982.08      700,000.00
    SANTA CRUZ       CA   95060          2            06/27/98         00
    8111143802                           03           09/01/98          0
    8111143802                           O            08/01/13
    0


    1806289          943/943             F          231,000.00         ZZ
                                         180        228,800.82          1
    SIX SHEEP PASTURE LANE             7.000          2,076.30         73
                                       6.750          2,076.30      320,000.00
    HUNTINGTON       NY   11743          2            06/12/98         00
    8111144321                           05           08/01/98          0
1


    8111144321                           O            07/01/13
    0


    1806290          943/943             F          420,700.00         ZZ
                                         180        415,175.93          1
    281 BEAVER DAM ROAD                7.250          3,840.42         78
                                       7.000          3,840.42      540,000.00
    BROOKHAVEN       NY   11719          2            08/10/98         00
    8111144344                           05           10/01/98          0
    8111144344                           O            09/01/13
    0


    1806291          943/943             F          294,500.00         ZZ
                                         180        292,575.08          1
    1840 FOX HILL LANE                 6.625          2,585.70         90
                                       6.375          2,585.70      330,000.00
    PAOLI            PA   19301          2            07/21/98         11
    8111144396                           05           09/01/98         12
    8111144396                           O            08/01/13
    0


    1806293          943/943             F          270,000.00         ZZ
                                         180        269,110.51          1
    195 NORTH HARBOR DRIVE # 2808      6.500          2,351.99         80
                                       6.250          2,351.99      340,000.00
    CHICAGO          IL   60601          2            07/28/98         00
    8111144588                           06           10/01/98          0
    8111144588                           O            09/01/13
    0


    1806294          943/943             F          260,000.00         ZZ
                                         180        257,971.15          1
    2494 MARSHA COURT                  7.125          2,355.17         80
                                       6.875          2,355.17      325,000.00
    RIVERSIDE        CA   92506          2            07/14/98         00
    8111144759                           05           09/01/98          0
    8111144759                           O            08/01/13
    0


    1806295          943/943             F          366,500.00         ZZ
                                         180        365,356.21          1
    2-07 149TH STREET                  7.125          3,319.88         61
                                       6.875          3,319.88      610,000.00
    WHITESTONE       NY   11357          2            07/30/98         00
    8111144815                           05           10/01/98          0
    8111144815                           O            09/01/13
    0


1


    1806296          943/943             F          306,000.00         ZZ
                                         180        303,978.36          1
    195 SOUTH PLEASANT STREET          6.500          2,665.59         56
                                       6.250          2,665.59      550,000.00
    HINGHAM          MA   02043          5            06/30/98         00
    8111144836                           05           09/01/98          0
    8111144836                           O            08/01/13
    0


    1806297          943/943             F          240,700.00         ZZ
                                         180        239,923.96          1
    2567 LANDVIEW CIRCLE               6.750          2,129.98         77
                                       6.500          2,129.98      316,000.00
    VIRGINIA BEACH   VA   23454          2            07/31/98         00
    8111144861                           05           10/01/98          0
    8111144861                           O            09/01/13
    0


    1806298          943/943             F          243,960.00         ZZ
                                         180        242,416.13          1
    6900 WIND SWEPT COURT              7.000          2,192.79         89
                                       6.750          2,192.79      277,000.00
    FLOWER MOUND     TX   75028          2            07/24/98         14
    8111144869                           05           09/01/98         12
    8111144869                           O            08/01/13
    0


    1806301          943/943             F          354,000.00         ZZ
                                         180        352,907.21          1
    755 MOULTON LOOP                   7.250          3,231.54         75
                                       7.000          3,231.54      475,000.00
    JACKSON          WY   83001          2            07/31/98         00
    8111145032                           05           10/01/98          0
    8111145032                           O            09/01/13
    0


    1806302          943/943             F          259,000.00         T
                                         180        256,560.52          1
    10390 TOWNLINE ROAD                7.125          2,346.11         61
                                       6.875          2,346.11      425,000.00
    UNION PIER       MI   49117          2            06/26/98         00
    8111145061                           05           08/01/98          0
    8111145061                           O            07/01/13
    0


    1806303          943/943             F          330,000.00         ZZ
                                         180        325,947.51          1
    1386 NOE STREET                    6.875          2,943.12         75
                                       6.625          2,943.12      440,000.00
1


    SAN FRANCISCO    CA   94131          5            08/24/98         00
    8111145168                           03           10/01/98          0
    8111145168                           O            09/01/13
    0


    1806304          943/943             F          296,000.00         ZZ
                                         120        292,569.72          1
    4559 HOLSTEIN HILL DRIVE           7.000          3,436.82         75
                                       6.750          3,436.82      395,000.00
    NORCORSS         GA   30092          2            07/03/98         00
    8111145235                           03           09/01/98          0
    8111145235                           O            08/01/08
    0


    1806305          943/943             F          283,000.00         ZZ
                                         180        282,097.40          1
    5131 EDGEMOOR LANE                 6.875          2,523.95         49
                                       6.625          2,523.95      580,000.00
    BETHESDA         MD   20814          2            07/29/98         00
    8111145384                           05           10/01/98          0
    8111145384                           O            09/01/13
    0


    1806306          943/943             F          243,000.00         ZZ
                                         180        241,462.21          1
    37703 PINWOOD                      7.000          2,184.16         90
                                       6.750          2,184.16      270,000.00
    MAGNOLIA         TX   77354          1            07/07/98         14
    8111145406                           05           09/01/98         12
    8111145406                           O            08/01/13
    0


    1806307          943/943             F          318,500.00         ZZ
                                         180        316,327.33          1
    17 RIPPLING BROOK DR               6.125          2,709.25         75
                                       5.875          2,709.25      430,000.00
    MILLBURN         NJ   07078          2            07/09/98         00
    8111145438                           05           09/01/98          0
    8111145438                           O            08/01/13
    0


    1806308          943/943             F          249,100.00         ZZ
                                         180        248,322.60          1
    1158 FIFTH AVENUE APT 3D           7.125          2,256.43         32
                                       6.875          2,256.43      790,000.00
    NEW YORK         NY   10029          2            07/31/98         00
    8111145478                           13           10/01/98          0
    8111145478                           O            09/01/13
    0
1




    1806310          943/943             F          266,900.00         ZZ
                                         180        264,386.28          1
    4017 DUNBARTON CIRCLE              7.125          2,417.67         56
                                       6.875          2,417.67      480,000.00
    SAN RAMON        CA   94583          5            06/25/98         00
    8111145665                           05           08/01/98          0
    8111145665                           O            07/01/13
    0


    1806311          943/943             F          276,000.00         ZZ
                                         180        274,272.19          1
    23214 CARLOW ROAD                  7.125          2,500.10         79
                                       6.875          2,500.10      352,000.00
    TORRANCE         CA   90505          2            07/09/98         00
    8111145697                           05           09/01/98          0
    8111145697                           O            08/01/13
    0


    1806312          943/943             F          415,200.00         ZZ
                                         180        412,600.77          1
    29 MADISON LANE                    7.125          3,761.02         70
                                       6.875          3,761.02      600,000.00
    COTO DE CAZA     CA   92679          5            07/21/98         00
    8111145739                           03           09/01/98          0
    8111145739                           O            08/01/13
    0


    1806313          943/943             F          263,900.00         ZZ
                                         180        263,067.41          1
    1403 NORTH WALNUT AVENUE           7.000          2,372.01         88
                                       6.750          2,372.01      301,000.00
    ARLINGTON HEIGH  IL   60004          2            08/10/98         11
    8111145794                           05           10/01/98         25
    8111145794                           O            09/01/13
    0


    1806314          943/943             F          300,000.00         ZZ
                                         180        298,121.94          1
    6 STIRLING DRIVE                   7.125          2,717.50         44
                                       6.875          2,717.50      685,000.00
    DANVILLE         CA   94526          5            07/10/98         00
    8111145940                           03           09/01/98          0
    8111145940                           O            08/01/13
    0


    1806315          943/943             F          473,000.00         ZZ
                                         180        470,038.93          1
1


    1313 CARLISLE DRIVE                7.125          4,284.59         77
                                       6.875          4,284.59      620,000.00
    INVERNESS        IL   60010          2            06/29/98         00
    8111145981                           05           09/01/98          0
    8111145981                           O            08/01/13
    0


    1806317          943/943             F          377,000.00         ZZ
                                         180        374,639.91          1
    4514 ELKHORN ROAD                  7.125          3,414.99         64
                                       6.875          3,414.99      595,000.00
    SUN VALLEY       ID   83353          2            07/23/98         00
    8111146025                           01           09/01/98          0
    8111146025                           O            08/01/13
    0


    1806318          943/943             F          331,500.00         ZZ
                                         180        330,458.76          1
    76 ADELINE ROAD                    7.125          3,002.84         68
                                       6.875          3,002.84      490,000.00
    NEWTON           MA   02159          5            08/10/98         00
    8111146093                           05           10/01/98          0
    8111146093                           O            09/01/13
    0


    1806319          943/943             F          473,000.00         ZZ
                                         180        470,038.93          1
    17 ROLLING DRIVE                   7.125          4,284.59         49
                                       6.875          4,284.59      970,000.00
    GLEN HEAD        NY   11545          2            07/20/98         00
    8111146099                           05           09/01/98          0
    8111146099                           O            08/01/13
    0


    1806320          943/943             F          261,000.00         ZZ
                                         180        259,366.10          1
    21946 PANORAMA DRIVE               7.125          2,364.22         63
                                       6.875          2,364.22      420,000.00
    GOLDEN           CO   80401          2            07/24/98         00
    8111146111                           05           09/01/98          0
    8111146111                           O            08/01/13
    0


    1806322          943/943             F          311,250.00         T
                                         180        309,301.22          1
    N 155 SURFSIDE DR                  7.125          2,819.40         75
                                       6.875          2,819.40      415,000.00
    CEDAR GROVE      WI   53013          1            07/31/98         00
    8111146154                           05           09/01/98          0
1


    8111146154                           O            08/01/13
    0


    1806323          943/943             F          285,000.00         ZZ
                                         120        281,719.69          1
    96 MOUNTAIN AVENUE                 7.125          3,327.49         74
                                       6.875          3,327.49      390,000.00
    NEW ROCHELLE     NY   10804          5            08/24/98         00
    8111146328                           05           10/01/98          0
    8111146328                           O            09/01/08
    0


    1806325          943/943             F          257,000.00         ZZ
                                         180        255,355.96          1
    6891 VIA CARONA DRIVE BEACH        6.875          2,292.07         73
                                       6.625          2,292.07      353,000.00
    HUNTINGTON       CA   92647          2            07/02/98         00
    8111146388                           05           09/01/98          0
    8111146388                           O            08/01/13
    0


    1806326          943/943             F          280,000.00         ZZ
                                         180        278,208.82          1
    7797 YORKTOWN BOULEVARD            6.875          2,497.20         80
                                       6.625          2,497.20      350,000.00
    CORPUS CHRISTI   TX   78414          2            07/02/98         00
    8111146591                           05           09/01/98          0
    8111146591                           O            08/01/13
    0


    1806327          943/943             F          280,000.00         ZZ
                                         180        279,067.59          1
    4605 ISLAND DRIVE                  6.375          2,419.91         80
                                       6.125          2,419.91      350,000.00
    MIDLAND          TX   79707          1            08/10/98         00
    8111146633                           03           10/01/98          0
    8111146633                           O            09/01/13
    0


    1806328          943/943             F          279,400.00         ZZ
                                         180        277,593.31          1
    58 FRYER COURT                     6.750          2,472.44         71
                                       6.500          2,472.44      395,000.00
    SAN RAMON        CA   94583          2            07/09/98         00
    8111146772                           05           09/01/98          0
    8111146772                           O            08/01/13
    0


1


    1806329          943/943             F          283,300.00         ZZ
                                         120        280,471.68          1
    22 BAYOU ROAD                      7.125          3,307.64         66
                                       6.875          3,307.64      435,000.00
    LAKE JACKSON     TX   77566          2            08/03/98         00
    8111146838                           05           10/01/98          0
    8111146838                           O            09/01/08
    0


    1806330          943/943             F          286,000.00         ZZ
                                         180        283,608.75          1
    585 ANITA ST                       6.750          2,530.85         61
                                       6.500          2,530.85      475,000.00
    LAGUNA BEACH     CA   92651          2            08/03/98         00
    8111146868                           05           10/01/98          0
    8111146868                           O            09/01/13
    0


    1806331          943/943             F          450,000.00         ZZ
                                         180        448,610.86          1
    1016 5TH AVE APT 2C                7.250          4,107.89         32
                                       7.000          4,107.89    1,450,000.00
    NEW YORK         NY   10028          1            08/06/98         00
    8111146920                           12           10/01/98          0
    8111146920                           O            09/01/13
    0


    1806332          943/943             F          340,000.00         ZZ
                                         180        337,848.37          1
    19 LAKEVIEW                        7.000          3,056.02         80
                                       6.750          3,056.02      425,000.00
    IRVINE           CA   92604          1            06/29/98         00
    8111146927                           01           09/01/98          0
    8111146927                           O            08/01/13
    0


    1806333          943/943             F          312,000.00         ZZ
                                         180        308,833.08          1
    164 NORTH COVE DRIVE               6.250          2,675.16         80
                                       6.000          2,675.16      390,000.00
    PONTE VEDRA BEA  FL   32082          1            06/30/98         00
    8111147021                           03           08/01/98          0
    8111147021                           O            07/01/13
    0


    1806334          943/943             F          285,750.00         ZZ
                                         180        284,846.64          1
    6379 WEST 83RD STREET              7.125          2,588.42         75
                                       6.875          2,588.42      381,000.00
1


    LOS ANGELES      CA   90045          5            08/07/98         00
    8111147096                           05           10/01/98          0
    8111147096                           O            09/01/13
    0


    1806335          943/943             F          334,500.00         ZZ
                                         180        332,405.97          1
    145 CHESTNUT STREET                7.125          3,030.01         65
                                       6.875          3,030.01      516,000.00
    GARDEN CITY      NY   11530          5            07/24/98         00
    8111147120                           05           09/01/98          0
    8111147120                           O            08/01/13
    0


    1806336          943/943             F          550,000.00         ZZ
                                         180        546,519.42          1
    4280 WEST CLUB LANE                7.000          4,943.56         65
                                       6.750          4,943.56      855,000.00
    ATLANTA          GA   30319          5            07/13/98         00
    8111147134                           05           09/01/98          0
    8111147134                           O            08/01/13
    0


    1806337          943/943             F          300,000.00         ZZ
                                         180        298,080.88          1
    509 65TH STREET CT NW              6.875          2,675.57         75
                                       6.625          2,675.57      405,000.00
    BRADENTON        FL   34209          5            07/22/98         00
    8111147138                           05           09/01/98          0
    8111147138                           O            08/01/13
    0


    1806338          943/943             F          392,000.00         T
                                         180        389,546.02          1
    90 MEADOWMERE PLACE                7.125          3,550.86         40
                                       6.875          3,550.86    1,000,000.00
    SOUTHAMPTON      NY   11968          2            07/17/98         00
    8111147152                           05           09/01/98          0
    8111147152                           O            08/01/13
    0


    1806339          943/943             F          300,000.00         ZZ
                                         180        299,063.75          1
    4 HILLSIDE DRIVE                   7.125          2,717.50         62
                                       6.875          2,717.50      485,000.00
    EAST HANOVER     NJ   07936          2            08/03/98         00
    8111147191                           05           10/01/98          0
    8111147191                           O            09/01/13
    0
1




    1806341          943/943             F          323,000.00         ZZ
                                         180        320,796.65          1
    6817 CASTLEROCK DRIVE              6.125          2,747.52         72
                                       5.875          2,747.52      453,000.00
    SAN JOSE         CA   95120          2            07/16/98         00
    8111147275                           05           09/01/98          0
    8111147275                           O            08/01/13
    0


    1806342          943/943             F          284,000.00         ZZ
                                         180        282,222.10          1
    2714 NORTH KEY BOULEVARD           7.125          2,572.57         75
                                       6.875          2,572.57      380,000.00
    ARLINGTON        VA   22201          2            07/08/98         00
    8111147281                           05           09/01/98          0
    8111147281                           O            08/01/13
    0


    1806343          943/943             F          552,000.00         ZZ
                                         180        550,258.46          1
    19 WATERSIDE CIRCLE                7.000          4,961.54         80
                                       6.750          4,961.54      690,000.00
    REDWOOD CITY     CA   94065          1            08/04/98         00
    8111147298                           03           10/01/98          0
    8111147298                           O            09/01/13
    0


    1806344          943/943             F          290,000.00         ZZ
                                         180        289,075.08          1
    12177 HEATHERSTONE PLACE           6.875          2,586.38         47
                                       6.625          2,586.38      630,000.00
    CARMEL           IN   46033          1            08/13/98         00
    8111147335                           05           10/01/98          0
    8111147335                           O            09/01/13
    0


    1806345          943/943             F          367,000.00         ZZ
                                         180        364,626.86          1
    1537 19TH STREET                   6.750          3,247.62         70
                                       6.500          3,247.62      525,000.00
    MANHATTAN BEACH  CA   90266          5            07/17/98         00
    8111147352                           05           09/01/98          0
    8111147352                           O            08/01/13
    0


    1806346          943/943             F          250,000.00         ZZ
                                         180        248,348.34          1
1


    2001 BAY MEADOWS DRIVE             6.500          2,177.77         69
                                       6.250          2,177.77      365,000.00
    WEST LINN        OR   97068          1            07/10/98         00
    8111147374                           03           09/01/98          0
    8111147374                           O            08/01/13
    0


    1806347          943/943             F          446,000.00         ZZ
                                         180        441,288.52          1
    FIVE SUNSHINE AVENUE               7.125          4,040.01         57
                                       6.875          4,040.01      784,500.00
    SAUSALITO        CA   94965          2            08/17/98         00
    8111147548                           05           10/01/98          0
    8111147548                           O            09/01/13
    0


    1806348          943/943             F          340,000.00         ZZ
                                         180        338,927.31          1
    1826 PALMER DRIVE                  7.000          3,056.02         52
                                       6.750          3,056.02      665,000.00
    PLEASANTON       CA   94588          2            07/29/98         00
    8111147628                           05           10/01/98          0
    8111147628                           O            09/01/13
    0


    1806349          943/943             F          311,500.00         ZZ
                                         180        309,507.32          1
    71 COACHLAMP LANE                  6.875          2,778.13         56
                                       6.625          2,778.13      560,000.00
    DARIEN           CT   06820          2            07/27/98         00
    8111147650                           05           09/01/98          0
    8111147650                           O            08/01/13
    0


    1806350          943/943             F          350,000.00         ZZ
                                         180        347,736.77          1
    1139 RIVERBANK ROAD                6.750          3,097.19         71
                                       6.500          3,097.19      495,000.00
    STAMFORD         CT   06903          5            07/08/98         00
    8111147666                           05           09/01/98          0
    8111147666                           O            08/01/13
    0


    1806351          943/943             F          256,500.00         ZZ
                                         180        255,699.51          1
    13802 TYPEE WAY                    7.125          2,323.46         75
                                       6.875          2,323.46      345,000.00
    IRVINE           CA   92620          2            07/30/98         00
    8111147737                           05           10/01/98          0
1


    8111147737                           O            09/01/13
    0


    1806352          943/943             F          360,000.00         ZZ
                                         180        357,721.79          1
    10 SCRIBNER HILL RD                7.000          3,235.79         72
                                       6.750          3,235.79      500,000.00
    WILTON           CT   06897          2            06/30/98         00
    8111147742                           05           09/01/98          0
    8111147742                           O            08/01/13
    0


    1806353          943/943             F          264,000.00         ZZ
                                         180        262,237.07          1
    45 GLOVER STREET                   6.375          2,281.63         68
                                       6.125          2,281.63      390,000.00
    SAN FRANCISCO    CA   94109          2            07/07/98         00
    8111147793                           05           09/01/98          0
    8111147793                           O            08/01/13
    0


    1806354          943/943             F          280,000.00         ZZ
                                         180        278,228.07          1
    5 HOCKANUM ROAD                    7.000          2,516.72         51
                                       6.750          2,516.72      555,000.00
    WESTPORT         CT   06880          2            07/03/98         00
    8111147809                           05           09/01/98          0
    8111147809                           O            08/01/13
    0


    1806355          943/943             F          320,000.00         ZZ
                                         180        318,968.28          1
    39 HUNTING HILL DRIVE              6.750          2,831.72         75
                                       6.500          2,831.72      430,000.00
    DIX HILLS        NY   11746          5            08/25/98         00
    8111147839                           05           10/01/98          0
    8111147839                           O            09/01/13
    0


    1806356          943/943             F          260,000.00         ZZ
                                         180        258,336.75          1
    375 HARBOR LANE                    6.875          2,318.83         80
                                       6.625          2,318.83      325,000.00
    KEY BISCAYNE     FL   33149          1            07/02/98         00
    8111147920                           05           09/01/98          0
    8111147920                           O            08/01/13
    0


1


    1806357          943/943             F          460,000.00         ZZ
                                         180        458,451.68          1
    11301 POPES HEAD ROAD              6.250          3,944.15         80
                                       6.000          3,944.15      575,000.00
    FAIRFAX          VA   22030          1            08/20/98         00
    8111148089                           05           10/01/98          0
    8111148089                           O            09/01/13
    0


    1806358          943/943             F          425,000.00         ZZ
                                         180        422,161.96          1
    20 MALCOLM STREET                  6.375          3,673.07         61
                                       6.125          3,673.07      700,000.00
    HINGHAM          MA   02043          5            07/24/98         00
    8111148129                           05           09/01/98          0
    8111148129                           O            08/01/13
    0


    1806359          943/943             F          260,500.00         ZZ
                                         120        257,501.68          1
    359 GOLDEN MOSS COURT              7.125          3,041.44         68
                                       6.875          3,041.44      385,000.00
    SIMI VALLEY      CA   93065          2            07/22/98         00
    8111148133                           05           09/01/98          0
    8111148133                           O            08/01/08
    0


    1806360          943/943             F          660,000.00         ZZ
                                         180        655,912.89          1
    2 SOUTHWEST OF SECOND ON PALOU     7.250          6,024.90         60
                                       7.000          6,024.90    1,100,000.00
    CARMEL           CA   93923          5            07/22/98         00
    8111148138                           05           09/01/98          0
    8111148138                           O            08/01/13
    0


    1806361          943/943             F          448,000.00         ZZ
                                         180        446,571.16          1
    65 CLEVELAND LANE                  6.875          3,995.51         60
                                       6.625          3,995.51      750,000.00
    PRINCETON BOROU  NJ   08540          2            08/07/98         00
    8111148171                           05           10/01/98          0
    8111148171                           O            09/01/13
    0


    1806362          943/943             F          236,800.00         ZZ
                                         180        236,002.95          1
    200 E 90TH STREET APT 20F          6.250          2,030.38         80
                                       6.000          2,030.38      296,000.00
1


    NEW YORK         NY   10128          1            08/19/98         00
    8111148302                           11           10/01/98          0
    8111148302                           O            09/01/13
    0


    1806363          943/943             F          360,000.00         ZZ
                                         180        358,875.50          1
    1628 S FAIRVIEW AVENUE             7.125          3,261.00         75
                                       6.875          3,261.00      480,000.00
    PARK RIDGE       IL   60068          5            08/06/98         00
    8111148322                           05           10/01/98          0
    8111148322                           O            09/01/13
    0


    1806364          943/943             F          300,000.00         ZZ
                                         180        296,012.57          1
    32 BELLEAU AVENUE                  6.500          2,613.33         43
                                       6.250          2,613.33      702,000.00
    ATHERTON         CA   94027          2            07/08/98         00
    8111148432                           05           09/01/98          0
    8111148432                           O            08/01/13
    0


    1806365          943/943             F          645,000.00         ZZ
                                         180        642,852.14          1
    4880 TRUMBO COURT                  6.375          5,574.42         74
                                       6.125          5,574.42      875,860.00
    NEW ALBANY       OH   43054          1            08/21/98         00
    8111148730                           05           10/01/98          0
    8111148730                           O            09/01/13
    0


    1806366          943/943             F          646,750.00         ZZ
                                         180        644,709.53          1
    214 OLD GREEN BAY ROAD             7.000          5,813.18         65
                                       6.750          5,813.18      995,000.00
    GLENCOE          IL   60022          5            07/30/98         00
    8111148759                           05           10/01/98          0
    8111148759                           O            09/01/13
    0


    1806367          943/943             F          258,500.00         ZZ
                                         120        255,060.70          1
    5970 DESERT VIEW DRIVE             7.000          3,001.41         61
                                       6.750          3,001.41      430,000.00
    LA JOLLA         CA   92037          2            08/14/98         00
    8111148889                           05           10/01/98          0
    8111148889                           O            09/01/08
    0
1




    1806368          943/943             F          403,500.00         ZZ
                                         180        402,226.97          1
    7175 ECHO RIDGE DRIVE              7.000          3,626.78         48
                                       6.750          3,626.78      850,000.00
    SAN JOSE         CA   95120          2            08/21/98         00
    8111148914                           05           10/01/98          0
    8111148914                           O            09/01/13
    0


    1806369          943/943             F          280,000.00         T
                                         180        278,233.33          1
    18 HUSSEY STREET                   7.000          2,516.72         39
                                       6.750          2,516.72      735,000.00
    NANTUCKET        MA   02554          2            08/11/98         00
    8111148934                           05           10/01/98          0
    8111148934                           O            09/01/13
    0


    1806370          943/943             F          255,000.00         ZZ
                                         180        254,204.19          1
    4 FERN COURT                       7.125          2,309.87         75
                                       6.875          2,309.87      340,000.00
    NORTH BRUNSWICK  NJ   08902          5            08/17/98         00
    8111149186                           05           10/01/98          0
    8111149186                           O            09/01/13
    0


    1806371          943/943             F          252,200.00         ZZ
                                         180        250,604.00          1
    7 BENSON ROAD                      7.000          2,266.85         77
                                       6.750          2,266.85      328,000.00
    HOPKINTON        MA   01748          2            07/30/98         00
    8111149206                           05           09/01/98          0
    8111149206                           O            08/01/13
    0


    1806372          943/943             F          520,500.00         ZZ
                                         180        518,803.63          1
    4400 ESTRONDO DRIVE                6.625          4,569.96         69
                                       6.375          4,569.96      755,000.00
    ENCINO           CA   91436          2            08/21/98         00
    8111149233                           05           10/01/98          0
    8111149233                           O            09/01/13
    0


    1806373          943/943             F          244,700.00         ZZ
                                         180        243,168.14          1
1


    2075 RANCH ROAD                    7.125          2,216.57         59
                                       6.875          2,216.57      415,000.00
    BRENTWOOD        CA   94513          2            07/27/98         00
    8111149337                           05           09/01/98          0
    8111149337                           O            08/01/13
    0


    1806375          943/943             F        1,000,000.00         ZZ
                                         180        996,669.17          1
    13 ALDER CREEK DRIVE               6.375          8,642.51         43
                                       6.125          8,642.51    2,350,000.00
    TEWKSBURY TOWNS  NJ   08858          1            08/17/98         00
    8111149512                           05           10/01/98          0
    8111149512                           O            09/01/13
    0


    1806376          943/943             F          272,000.00         ZZ
                                         180        271,141.85          1
    39 WAYSIDE PLACE                   7.000          2,444.82         54
                                       6.750          2,444.82      505,000.00
    MONTCLAIR        NJ   07042          2            08/20/98         00
    8111149553                           05           10/01/98          0
    8111149553                           O            09/01/13
    0


    1806377          830/G01             F          331,500.00         ZZ
                                         180        331,500.00          1
    4193 DORAL COURT                   7.000          2,979.62         85
                                       6.750          2,979.62      390,000.00
    HOWELL           MI   48843          2            09/08/98         14
    0431024967                           03           11/01/98         12
    539526                               O            10/01/13
    0


    1806378          943/943             F          272,600.00         ZZ
                                         180        270,583.13          1
    5002 TIMBER CIRCLE DRIVE           7.125          2,469.30         80
                                       6.875          2,469.30      345,000.00
    MCKINNEY         TX   75070          2            08/13/98         00
    8111149559                           03           10/01/98          0
    8111149559                           O            09/01/13
    0


    1806379          943/943             F          325,000.00         ZZ
                                         180        323,974.63          1
    1196 WORLIDGE COURT                7.000          2,921.20         72
                                       6.750          2,921.20      455,000.00
    MARIETTA         GA   30068          5            08/25/98         00
    8111149655                           03           10/01/98          0
1


    8111149655                           O            09/01/13
    0


    1806380          943/943             F          424,000.00         ZZ
                                         180        422,662.29          1
    17 DELANO PARK                     7.000          3,811.04         74
                                       6.750          3,811.04      577,000.00
    CAPE ELIZABETH   ME   04107          2            08/14/98         00
    8111149678                           03           10/01/98          0
    8111149678                           O            09/01/13
    0


    1806381          943/943             F          600,000.00         ZZ
                                         180        597,980.46          1
    631 GOOD SPRINGS ROAD              6.250          5,144.54         71
                                       6.000          5,144.54      855,000.00
    BRENTWOOD        TN   37027          1            08/05/98         00
    8111149754                           03           10/01/98          0
    8111149754                           O            09/01/13
    0


    1806382          943/943             F          314,500.00         ZZ
                                         180        311,528.21          1
    158 CENTRAL AVENUE                 7.125          2,848.84         58
                                       6.875          2,848.84      550,000.00
    SAN FRANCISCO    CA   94117          2            07/27/98         00
    8111149822                           07           09/01/98          0
    8111149822                           O            08/01/13
    0


    1806383          943/943             F          264,000.00         ZZ
                                         180        263,176.10          1
    1211 WUNDERLICH DRIVE              7.125          2,391.40         71
                                       6.875          2,391.40      372,000.00
    SAN JOSE         CA   95129          2            08/17/98         00
    8111149845                           05           10/01/98          0
    8111149845                           O            09/01/13
    0


    1806384          943/943             F          340,000.00         ZZ
                                         180        337,871.54          1
    12817 BELLERIVE SPRINGS DRIVE      7.125          3,079.83         53
                                       6.875          3,079.83      650,000.00
    CREVE COEUR      MO   63141          2            07/24/98         00
    8111149847                           03           09/01/98          0
    8111149847                           O            08/01/13
    0


1


    1806385          943/943             F          337,000.00         ZZ
                                         120        337,000.00          1
    19 WESTMORELAND PLACE              7.125          3,934.61         48
                                       6.875          3,934.61      715,000.00
    FLUSHING         NY   11363          5            08/31/98         00
    8111149872                           05           11/01/98          0
    8111149872                           O            10/01/08
    0


    1806386          943/943             F          270,000.00         ZZ
                                         180        269,120.04          1
    10 CLEEREBROOK PLACE               6.625          2,370.59         57
                                       6.375          2,370.59      480,000.00
    THE WOODLANDS    TX   77382          1            09/01/98         00
    8111149949                           03           10/01/98          0
    8111149949                           O            09/01/13
    0


    1806387          943/943             F          273,000.00         ZZ
                                         120        271,433.56          1
    35-12 166TH STREET                 7.125          3,187.38         78
                                       6.875          3,187.38      350,000.00
    FLUSHING         NY   11358          2            08/21/98         00
    8111150078                           05           10/01/98          0
    8111150078                           O            09/01/08
    0


    1806388          943/943             F          278,000.00         ZZ
                                         180        276,259.66          1
    22 TROPHY RIDGE                    7.125          2,518.22         78
                                       6.875          2,518.22      360,000.00
    SAN ANTONIO      TX   78258          2            07/27/98         00
    8111150176                           05           09/01/98          0
    8111150176                           O            08/01/13
    0


    1806389          943/943             F          402,800.00         ZZ
                                         180        401,501.33          1
    28 VASCO DRIVE                     6.750          3,564.42         62
                                       6.500          3,564.42      650,000.00
    MILL VALLEY      CA   94941          5            08/24/98         00
    8111150227                           05           10/01/98          0
    8111150227                           O            09/01/13
    0


    1806390          943/943             F          270,000.00         ZZ
                                         180        269,091.20          1
    2361 LINDENMERE DRIVE              6.250          2,315.05         72
                                       6.000          2,315.05      375,000.00
1


    MERRICK          NY   11566          5            08/27/98         00
    8111150254                           05           10/01/98          0
    8111150254                           O            09/01/13
    0


    1806392          943/943             F          254,000.00         ZZ
                                         180        253,198.64          1
    11105 PAPOOSE COURT                7.000          2,283.03         76
                                       6.750          2,283.03      338,000.00
    SAN DIEGO        CA   92127          2            07/30/98         00
    8111150438                           03           10/01/98          0
    8111150438                           O            09/01/13
    0


    1806394          943/943             F          550,000.00         ZZ
                                         180        548,264.77          1
    1540 VIA LEON                      7.000          4,943.56         43
                                       6.750          4,943.56    1,300,000.00
    PLS VRDS PN      CA   90274          5            08/21/98         00
    8111150624                           05           10/01/98          0
    8111150624                           O            09/01/13
    0


    1806395          943/943             F          430,000.00         ZZ
                                         180        428,583.40          1
    4262 WOODLEIGH LANE                6.500          3,745.77         56
                                       6.250          3,745.77      775,000.00
    LA CANADA        CA   91011          2            08/27/98         00
    8111150736                           05           10/01/98          0
    8111150736                           O            09/01/13
    0


    1806396          943/943             F          337,000.00         ZZ
                                         180        335,936.77          1
    234 BUCKINGHAM ROAD                7.000          3,029.06         54
                                       6.750          3,029.06      625,000.00
    TENAFLY          NJ   07670          2            08/24/98         00
    8111150796                           05           10/01/98          0
    8111150796                           O            09/01/13
    0


    1806398          943/943             F          250,500.00         T
                                         180        249,709.68          1
    37 RABBIT HILL ROAD                7.000          2,251.57         76
                                       6.750          2,251.57      330,000.00
    WARREN           CT   06754          2            08/28/98         00
    8111150813                           05           10/01/98          0
    8111150813                           O            09/01/13
    0
1




    1806399          943/943             F          263,900.00         ZZ
                                         180        263,067.41          1
    83 STOOTHOFF ROAD                  7.000          2,372.01         75
                                       6.750          2,372.01      355,000.00
    EAST NORTHP      NY   11731          2            08/07/98         00
    8111150826                           05           10/01/98          0
    8111150826                           O            09/01/13
    0


    1806400          943/943             F          500,000.00         T
                                         180        498,439.59          1
    3 MEETING STREET                   7.125          4,529.16         63
                                       6.875          4,529.16      795,000.00
    CHARLESTON       SC   29401          1            08/06/98         00
    8111150840                           05           10/01/98          0
    8111150840                           O            09/01/13
    0


    1806401          943/943             F          252,000.00         ZZ
                                         180        251,204.95          1
    3121 NW 93RD STREET                7.000          2,265.05         75
                                       6.750          2,265.05      338,000.00
    SEATTLE          WA   98117          2            08/14/98         00
    8111150895                           05           10/01/98          0
    8111150895                           O            09/01/13
    0


    1806402          943/943             F          303,800.00         ZZ
                                         180        302,809.88          1
    2335 29TH STREET                   6.625          2,667.35         76
                                       6.375          2,667.35      400,000.00
    SANTA MONICA     CA   90405          2            08/10/98         00
    8111150908                           05           10/01/98          0
    8111150908                           O            09/01/13
    0


    1806403          943/943             F          326,250.00         ZZ
                                         180        325,220.70          1
    4738 MASSACHUSETTS AVENUE NW       7.000          2,932.43         75
                                       6.750          2,932.43      435,000.00
    WASHINGTON       DC   20016          5            08/24/98         00
    8111151019                           05           10/01/98          0
    8111151019                           O            09/01/13
    0


    1806404          943/943             F          320,000.00         ZZ
                                         180        318,990.41          1
1


    15755 ORANGE BLOSSOM LANE          7.000          2,876.26         49
                                       6.750          2,876.26      665,000.00
    LOS GATOS        CA   95032          5            08/18/98         00
    8111151274                           05           10/01/98          0
    8111151274                           O            09/01/13
    0


    1806405          943/943             F          313,000.00         ZZ
                                         180        312,012.49          1
    22 STRATFORD DRIVE                 7.000          2,813.34         66
                                       6.750          2,813.34      475,000.00
    LIVINGSTON       NJ   07039          2            08/24/98         00
    8111151529                           05           10/01/98          0
    8111151529                           O            09/01/13
    0


    1806406          943/943             F          300,000.00         ZZ
                                         180        299,063.75          1
    35 PROSPECT PARK WEST, APT 7B      7.125          2,717.50         48
                                       6.875          2,717.50      625,000.00
    BROOKLYN         NY   11215          1            08/26/98         00
    8111151701                           14           10/01/98          0
    8111151701                           O            09/01/13
    0


    1806407          943/943             F          673,500.00         ZZ
                                         180        671,375.14          1
    13500 NORTH ORACLE ROAD            7.000          6,053.61         54
                                       6.750          6,053.61    1,250,000.00
    TUCSON           AZ   85737          2            08/12/98         00
    8111151722                           05           10/01/98          0
    8111151722                           O            09/01/13
    0


    1806408          943/943             F          246,500.00         ZZ
                                         180        245,722.30          1
    19 WEBSTER COURT                   7.000          2,215.62         77
                                       6.750          2,215.62      324,000.00
    PLAINSBORO       NJ   08536          2            08/11/98         00
    8111151812                           03           10/01/98          0
    8111151812                           O            09/01/13
    0


    1806409          943/943             F          318,750.00         ZZ
                                         180        317,742.16          1
    7 SHORTWOOD LANE                   7.000          2,865.02         75
                                       6.750          2,865.02      425,000.00
    SETAUKET         NY   11733          5            08/27/98         00
    8111152327                           05           10/01/98          0
1


    8111152327                           O            09/01/13
    0


    1806410          943/943             F          290,000.00         ZZ
                                         180        289,085.06          1
    15101 NATIONAL AVENUE              7.000          2,606.61         58
                                       6.750          2,606.61      500,000.00
    LOS GATOS        CA   95032          2            08/20/98         00
    8111152367                           05           10/01/98          0
    8111152367                           O            09/01/13
    0


    1806411          943/943             F          336,000.00         ZZ
                                         180        334,881.11          1
    5014 WESLEY DRIVE                  6.375          2,903.89         80
                                       6.125          2,903.89      420,000.00
    TAMPA            FL   33649          1            08/31/98         00
    8111153055                           03           10/01/98          0
    8111153055                           O            09/01/13
    0


    1806412          943/943             F          313,200.00         ZZ
                                         180        312,168.19          1
    17201 SONORA ROAD                  6.500          2,728.31         71
                                       6.250          2,728.31      445,000.00
    KNIGHTS FERRY    CA   95361          2            08/14/98         00
    8111154215                           05           10/01/98          0
    8111154215                           O            09/01/13
    0


    1806413          943/943             F          300,000.00         ZZ
                                         180        298,017.99          1
    180 RIVERSIDE DRIVE APT 6E         6.500          2,613.33         42
                                       6.250          2,613.33      725,000.00
    NEW YORK         NY   10024          1            07/21/98         00
    8507200239                           12           09/01/98          0
    8507200239                           O            08/01/13
    0


    1806417          943/943             F          320,000.00         ZZ
                                         180        317,952.94          1
    163 SOUTH CENTRE AVENUE            6.875          2,853.94         80
                                       6.625          2,853.94      405,000.00
    ROCKVILLE CENTR  NY   11570          1            07/28/98         00
    8511000879                           05           09/01/98          0
    8511000879                           O            08/01/13
    0


1


    1806418          943/943             F          275,000.00         ZZ
                                         180        272,576.40          1
    45 WOODFIELD ROAD                  6.875          2,452.60         50
                                       6.625          2,452.60      550,000.00
    BRIARCLIFF MANO  NY   10510          5            07/23/98         00
    8511000887                           05           09/01/98          0
    8511000887                           O            08/01/13
    0


    1806420          943/943             F          292,500.00         ZZ
                                         180        291,314.20          1
    24 WIMBLEDON DRIVE UNIT 24         7.125          2,649.56         75
                                       6.875          2,649.56      390,000.00
    ROSYLN           NY   11576          1            08/31/98         00
    8513100521                           01           10/01/98          0
    8513100521                           O            09/01/13
    0


    1806421          943/943             F          500,000.00         ZZ
                                         180        498,387.95          1
    21 BUCKINGHAM CT                   6.750          4,424.55         79
                                       6.500          4,424.55      637,500.00
    HEAD OF THE HAR  NY   11780          1            08/31/98         00
    8513400615                           05           10/01/98          0
    8513400615                           O            09/01/13
    0


    1806422          943/943             F          600,000.00         ZZ
                                         180        595,746.66          1
    912 POPLAR ROAD                    7.125          5,434.99         71
                                       6.875          5,434.99      850,000.00
    BALTIMORE        MD   21210          1            07/31/98         00
    8517200770                           05           09/01/98          0
    8517200770                           O            08/01/13
    0


    1806424          943/943             F          334,000.00         ZZ
                                         180        332,863.70          1
    2124 SUDBURY PLACE NW              6.125          2,841.09         76
                                       5.875          2,841.09      445,000.00
    WASHINGTON       DC   20012          2            08/14/98         00
    8518900785                           05           10/01/98          0
    8518900785                           O            09/01/13
    0


    1806425          943/943             F          350,000.00         ZZ
                                         180        348,846.95          1
    271 CRESTVIEW DRIVE                6.500          3,048.88         47
                                       6.250          3,048.88      760,000.00
1


    SAN CARLOS       CA   94070          2            08/14/98         00
    8528300523                           05           10/01/98          0
    8528300523                           O            09/01/13
    0


    1806426          943/943             F          375,000.00         ZZ
                                         180        371,506.13          1
    3169 LUCAS DRIVE                   7.250          3,423.24         75
                                       7.000          3,423.24      500,000.00
    LAFAYETTE        CA   94549          5            06/01/98         00
    8528400643                           05           08/01/98          0
    8528400643                           O            07/01/13
    0


    1806427          943/943             F          370,000.00         ZZ
                                         180        361,436.58          1
    40 OAKWOOD ROAD                    7.000          3,325.67         58
                                       6.750          3,325.67      640,000.00
    ORINDA           CA   94563          2            06/15/98         00
    8528901142                           05           08/01/98          0
    8528901142                           O            07/01/13
    0


    1806428          943/943             F          975,000.00         ZZ
                                         180        971,990.21          1
    9500 SANTOS RANCH ROAD             7.250          8,900.42         46
                                       7.000          8,900.42    2,150,000.00
    PLEASANTON       CA   94588          2            07/31/98         00
    8528901179                           05           10/01/98          0
    8528901179                           O            09/01/13
    0


    1806429          943/943             F          330,000.00         ZZ
                                         180        328,958.86          1
    1631 RELIEZ VALLEY ROAD            7.000          2,966.14         71
                                       6.750          2,966.14      470,000.00
    LAFAYETTE        CA   94549          5            08/03/98         00
    8528901190                           05           10/01/98          0
    8528901190                           O            09/01/13
    0


    1806430          943/943             F          420,000.00         ZZ
                                         180        417,342.11          1
    45 TIFFANY LANE                    7.000          3,775.08         70
                                       6.750          3,775.08      600,000.00
    OAKLAND          CA   94611          2            07/28/98         00
    8528901203                           05           09/01/98          0
    8528901203                           O            08/01/13
    0
1




    1806431          943/943             F          350,000.00         ZZ
                                         180        347,687.66          1
    43733 GREENHILLS WAY               6.500          3,048.88         59
                                       6.250          3,048.88      600,000.00
    FREMONT          CA   94539          5            07/23/98         00
    8528901208                           03           09/01/98          0
    8528901208                           O            08/01/13
    0


    1806432          943/943             F          300,000.00         ZZ
                                         180        299,018.75          1
    1180 WEST LATIMER AVENUE           6.875          2,675.57         55
                                       6.625          2,675.57      550,000.00
    CAMPBELL         CA   95008          2            08/06/98         00
    8529900491                           05           10/01/98          0
    8529900491                           O            09/01/13
    0


    1806434          943/943             F          700,000.00         ZZ
                                         180        692,609.91          1
    20789 TRINITY AVENUE               7.000          6,291.80         69
                                       6.750          6,291.80    1,020,000.00
    SARATOGA         CA   95070          5            07/22/98         00
    8529900493                           05           09/01/98          0
    8529900493                           O            08/01/13
    0


    1806435          943/943             F          430,000.00         ZZ
                                         180        427,278.81          1
    6568 ROCKY CREST DRIVE             7.000          3,864.97         53
                                       6.750          3,864.97      820,000.00
    SAN JOSE         CA   95120          5            07/09/98         00
    8529900495                           05           09/01/98          0
    8529900495                           O            08/01/13
    0


    1806436          943/943             F          300,000.00         ZZ
                                         180        297,718.75          1
    18700 RANCHITO DEL RIO             6.875          2,675.57         64
                                       6.625          2,675.57      475,000.00
    SALINAS          CA   93908          2            07/28/98         00
    8529900498                           05           10/01/98          0
    8529900498                           O            09/01/13
    0


    1806437          943/943             F          380,000.00         ZZ
                                         180        378,801.12          1
1


    20580 KIRWIN LANE                  7.000          3,415.55         59
                                       6.750          3,415.55      655,000.00
    CUPERTINO        CA   95014          2            08/11/98         00
    8529900505                           05           10/01/98          0
    8529900505                           O            09/01/13
    0


    1806438          943/943             F          340,000.00         ZZ
                                         180        338,903.80          1
    3528 RATHBONE WAY                  6.750          3,008.70         63
                                       6.500          3,008.70      540,000.00
    PLEASANTON       CA   94588          2            07/28/98         00
    8530100567                           05           10/01/98          0
    8530100567                           O            09/01/13
    0


    1806439          943/943             F          295,000.00         ZZ
                                         180        293,559.38          1
    1616 MADRONO AVENUE                6.750          2,610.49         42
                                       6.500          2,610.49      710,000.00
    PALO ALTO        CA   94306          2            07/30/98         00
    8530500477                           05           10/01/98          0
    8530500477                           O            09/01/13
    0


    1806440          943/943             F          287,000.00         ZZ
                                         180        286,104.32          1
    50 MONTE CIMAS AVENUE              7.125          2,599.74         51
                                       6.875          2,599.74      565,000.00
    MILL VALLEY      CA   94941          2            08/21/98         00
    8532600567                           05           10/01/98          0
    8532600567                           O            09/01/13
    0


    1806441          943/943             F          400,000.00         ZZ
                                         180        396,232.73          1
    6450 SW 92 STREET                  7.125          3,623.33         67
                                       6.875          3,623.33      600,000.00
    MIAMI            FL   33156          5            06/26/98         00
    8542400496                           05           08/01/98          0
    8542400496                           O            07/01/13
    0


    1806442          943/943             F          255,000.00         ZZ
                                         180        254,186.71          1
    1395 HILLCREST BOULEVARD           6.875          2,274.23         54
                                       6.625          2,274.23      480,000.00
    MILLBRAE         CA   94030          2            08/06/98         00
    8550200491                           05           10/01/98          0
1


    8550200491                           O            09/01/13
    0


    1806443          943/943             F          320,000.00         ZZ
                                         180        318,018.36          1
    149 CUMULUS AVENUE                 7.250          2,921.17         65
                                       7.000          2,921.17      495,000.00
    SUNNYVALE        CA   94087          2            07/24/98         00
    8550800568                           05           09/01/98          0
    8550800568                           O            08/01/13
    0


    1806444          943/943             F          268,000.00         ZZ
                                         180        265,503.04          1
    3524 UNIVERSITY AVENUE             7.250          2,446.48         72
                                       7.000          2,446.48      375,000.00
    HIGHLAND PARK    IL   60035          2            06/29/98         00
    8555100855                           05           08/01/98          0
    8555100855                           O            07/01/13
    0


    1806445          943/943             F          500,000.00         ZZ
                                         180        498,422.52          1
    2645 HACKNEY ROAD                  7.000          4,494.15         47
                                       6.750          4,494.15    1,075,000.00
    WESTON           FL   33331          1            08/05/98         00
    8560200483                           03           10/01/98          0
    8560200483                           O            09/01/13
    0


    1806446          943/943             F          267,000.00         ZZ
                                         180        265,310.33          1
    7104 RAMSGATE COURT                7.000          2,399.88         75
                                       6.750          2,399.88      360,000.00
    CLARKSVILLE      MD   21029          2            07/09/98         00
    8560500527                           03           09/01/98          0
    8560500527                           O            08/01/13
    0


    1806447          943/943             F          660,000.00         ZZ
                                         180        655,732.21          1
    1500 KENSINGTON ROAD               6.750          5,840.41         75
                                       6.500          5,840.41      880,000.00
    SAN MARINO       CA   91108          2            07/14/98         00
    8560900384                           05           09/01/98          0
    8560900384                           O            08/01/13
    0


1


    1806448          943/943             F          485,350.00         ZZ
                                         180        481,143.46          1
    22327 BROKEN TWIG ROAD             6.500          4,227.92         42
                                       6.250          4,227.92    1,175,000.00
    DIAMOND BAR      CA   91765          5            07/10/98         00
    8560900386                           03           09/01/98          0
    8560900386                           O            08/01/13
    0


    1806449          943/943             F          700,000.00         ZZ
                                         180        697,693.91          1
    1170 SHENANDOAH ROAD               6.500          6,097.76         44
                                       6.250          6,097.76    1,625,000.00
    SAN MARINO       CA   91108          2            08/11/98         00
    8560900393                           05           10/01/98          0
    8560900393                           O            09/01/13
    0


    1806450          943/943             F          315,000.00         ZZ
                                         180        310,172.97          1
    714 SOUTH HAMLIN AVENUE            7.125          2,853.37         72
                                       6.875          2,853.37      440,000.00
    PARK RIDGE       IL   60068          2            06/22/98         00
    8562200457                           05           08/01/98          0
    8562200457                           O            07/01/13
    0


    1806451          943/943             F          337,000.00         ZZ
                                         180        335,948.28          1
    111 LAURA WAY                      7.125          3,052.66         29
                                       6.875          3,052.66    1,200,000.00
    ORINDA           CA   94563          2            08/19/98         00
    8562600344                           05           10/01/98          0
    8562600344                           O            09/01/13
    0


    1806453          943/943             F          360,000.00         ZZ
                                         120        355,828.05          1
    5224 NORTH WEST 94 DORAL PLACE     7.000          4,179.91         80
                                       6.750          4,179.91      450,000.00
    MIAMI            FL   33178          2            07/09/98         00
    8563900496                           03           09/01/98          0
    8563900496                           O            08/01/08
    0


    1806454          943/943             F          500,000.00         ZZ
                                         180        496,903.70          1
    10945 SW 53 AVENUE                 7.250          4,564.32         61
                                       7.000          4,564.32      830,000.00
1


    MIAMI            FL   33156          2            07/24/98         00
    8563900497                           05           09/01/98          0
    8563900497                           O            08/01/13
    0


    1806455          943/943             F          416,000.00         ZZ
                                         180        412,895.77          1
    2629 WOODLEY PLACE NORTHWEST       7.125          3,768.26         80
                                       6.875          3,768.26      520,000.00
    WASHINGTON       DC   20009          2            07/22/98         00
    8564600589                           05           09/01/98          0
    8564600589                           O            08/01/13
    0


    1806456          943/943             F          637,500.00         ZZ
                                         180        635,377.12          1
    47 BRIAR WOODS TRAIL               6.375          5,509.60         75
                                       6.125          5,509.60      850,000.00
    STAMFORD         CT   06903          5            08/19/98         00
    8565200298                           05           10/01/98          0
    8565200298                           O            09/01/13
    0


    1806457          943/943             F          658,000.00         ZZ
                                         180        653,790.74          1
    17 STONE FENCE LANE                6.875          5,868.41         61
                                       6.625          5,868.41    1,080,000.00
    STAMFORD         CT   06903          2            07/10/98         00
    8565200315                           05           09/01/98          0
    8565200315                           O            08/01/13
    0


    1806458          943/943             F          400,000.00         ZZ
                                         180        397,495.93          1
    15 ELIZABETH LANE                  7.125          3,623.33         51
                                       6.875          3,623.33      785,000.00
    GREENWICH        CT   06878          1            07/23/98         00
    8565200334                           05           09/01/98          0
    8565200334                           O            08/01/13
    0


    1806459          943/943             F          310,000.00         ZZ
                                         180        307,995.44          1
    22652 ERWIN STREET                 6.750          2,743.22         70
                                       6.500          2,743.22      445,000.00
    WOODLAND HILLS   CA   91367          2            06/30/98         00
    8565400509                           05           09/01/98          0
    8565400509                           O            08/01/13
    0
1




    1806461          943/943             F          595,000.00         ZZ
                                         180        591,275.20          1
    25850 WEST CHALMERS PLACE          7.125          5,389.70         63
                                       6.875          5,389.70      950,000.00
    CALABASAS        CA   91302          2            07/14/98         00
    8565900402                           03           09/01/98          0
    8565900402                           O            08/01/13
    0


    1806462          943/943             F          305,000.00         ZZ
                                         180        304,005.96          1
    5900 CLEAR VALLEY ROAD             6.625          2,677.89         26
                                       6.375          2,677.89    1,200,000.00
    HIDDEN HILLS     CA   91302          2            08/24/98         00
    8565900421                           05           10/01/98          0
    8565900421                           O            09/01/13
    0


    1806463          943/943             F          358,000.00         ZZ
                                         180        336,779.45          1
    1N681 BOB-O-LINK DR                7.000          3,217.81         80
                                       6.750          3,217.81      448,000.00
    WINFIELD         IL   60190          2            07/08/98         00
    8566400375                           05           09/01/98          0
    8566400375                           O            08/01/13
    0


    1806464          943/943             F          457,000.00         ZZ
                                         180        454,139.11          1
    1438 NEWPORTER WAY                 7.125          4,139.65         64
                                       6.875          4,139.65      725,000.00
    NEWPORT BEACH    CA   92660          2            07/25/98         00
    8566600443                           03           09/01/98          0
    8566600443                           O            08/01/13
    0


    1806465          943/943             F          390,000.00         ZZ
                                         180        388,256.14          1
    428 SHIRLEE DR                     6.875          3,478.24         48
                                       6.625          3,478.24      820,000.00
    DANVILLE         CA   94526          2            08/10/98         00
    8570700274                           05           10/01/98          0
    8570700274                           O            09/01/13
    0


    1806466          943/943             F        1,000,000.00         ZZ
                                         180        993,874.42          1
1


    2 ROYAL SAINT GEORGE               7.375          9,199.24         40
                                       7.125          9,199.24    2,500,000.00
    NEWPORT BEACH    CA   92660          5            07/20/98         00
    8571400270                           03           09/01/98          0
    8571400270                           O            08/01/13
    0


    1806467          943/943             F          480,000.00         ZZ
                                         180        470,419.74          1
    1821 WEST MONTECITO WAY            7.125          4,347.99         77
                                       6.875          4,347.99      625,000.00
    SAN DIEGO        CA   92103          2            06/25/98         00
    8571400274                           05           08/01/98          0
    8571400274                           O            07/01/13
    0


    1806468          943/943             F          293,000.00         ZZ
                                         180        291,185.57          1
    5915 VIA DEL TECOLOTE              7.250          2,674.69         80
                                       7.000          2,674.69      370,000.00
    YORBA LINDA      CA   92887          2            07/10/98         00
    8571400280                           05           09/01/98          0
    8571400280                           O            08/01/13
    0


    1806469          943/943             F          356,000.00         ZZ
                                         180        350,765.48          1
    2805 WOODWARDIA DRIVE              7.250          3,249.80         68
                                       7.000          3,249.80      530,000.00
    LOS ANGELES      CA   90077          2            06/24/98         00
    8571600183                           03           08/01/98          0
    8571600183                           O            07/01/13
    0


    1806470          943/943             F          252,000.00         ZZ
                                         180        251,196.25          1
    2060 MELVIN ROAD                   7.125          2,282.70         62
                                       6.875          2,282.70      408,000.00
    OAKLAND          CA   94602          2            08/14/98         00
    8573400196                           05           10/01/98          0
    8573400196                           O            09/01/13
    0


    1806471          943/943             F          280,800.00         ZZ
                                         180        278,009.73          1
    65 SAXONY DRIVE                    6.500          2,446.07         80
                                       6.250          2,446.07      351,000.00
    TRUMBULL         CT   06611          1            06/12/98         00
    8573900163                           05           08/01/98          0
1


    8573900163                           O            07/01/13
    0


    1806472          943/943             F          300,000.00         ZZ
                                         120        297,915.25          1
    2 EFFRON PLACE                     7.125          3,502.62         62
                                       6.875          3,502.62      485,000.00
    GREAT NECK       NY   11020          5            08/11/98         00
    8574900154                           05           10/01/98          0
    8574900154                           O            09/01/08
    0


    1806474          943/943             F          415,000.00         ZZ
                                         180        412,345.22          1
    2536 APPALOOSA TRAIL               6.875          3,701.20         73
                                       6.625          3,701.20      575,000.00
    WELLINGTON       FL   33414          1            07/27/98         00
    8576200115                           03           09/01/98          0
    8576200115                           O            08/01/13
    0


    1806532          356/G01             F          254,400.00         ZZ
                                         180        254,400.00          1
    46609 RANCHO HIGUERA RD            7.125          2,304.44         39
                                       6.875          2,304.44      655,000.00
    FREMONT          CA   94539          2            08/25/98         00
    0431023928                           05           11/01/98          0
    2583201                              O            10/01/13
    0


    1806541          964/G01             F          650,000.00         ZZ
                                         180        650,000.00          1
    24 SILK OAK CIRCLE                 6.875          5,797.06         62
                                       6.625          5,797.06    1,055,000.00
    SAN RAFAEL       CA   94901          1            09/01/98         00
    0431034628                           05           11/01/98          0
    39628                                O            10/01/13
    0


    1806546          A52/G01             F           66,000.00         ZZ
                                         180         66,000.00          1
    5560 PILGRIM POINT EXTENTION       7.125            597.85         38
                                       6.875            597.85      177,000.00
    CUMMING          GA   30041          1            09/11/98         00
    0431028760                           05           11/01/98          0
    6751                                 O            10/01/13
    0


1


    1806550          964/G01             F          280,000.00         ZZ
                                         180        279,135.65          1
    2866 SANTA CLARA AVENUE            7.250          2,556.02         63
                                       7.000          2,556.02      450,000.00
    ALAMEDA          CA   94501          5            08/11/98         00
    0431028067                           05           10/01/98          0
    39941                                O            09/01/13
    0


    1806561          367/367             F          320,000.00         ZZ
                                         180        320,000.00          1
    4200 OAKRIDGE LANE                 7.125          2,898.66         79
                                       6.875          2,898.66      408,500.00
    CHEVY CHASE      MD   20815          2            08/28/98         00
    987847                               05           11/01/98          0
    987847                               O            10/01/13
    0


    1806684          B75/G01             F          171,000.00         ZZ
                                         180        170,454.62          1
    1949 MAYBELLE DRIVE                6.875          1,525.07         74
                                       6.625          1,525.07      232,000.00
    PLEASANT HILL    CA   94523          2            08/21/98         00
    0431045558                           05           10/01/98          0
    7476542                              O            09/01/13
    0


    1806699          638/G01             F          110,000.00         ZZ
                                         120        109,368.84          1
    2 SAXON WOODS COURT                7.125          1,284.29         42
    #2                                 6.875          1,284.29      265,000.00
    CHESHIRE         CT   06410          5            08/25/98         00
    0431026335                           05           10/01/98          0
    8780922                              O            09/01/08
    0


    1806764          026/G01             F          454,000.00         ZZ
                                         180        454,000.00          1
    204 BOLINAS CT                     6.750          4,017.49         77
                                       6.500          4,017.49      590,000.00
    CHAPEL HILL      NC   27514          2            09/23/98         00
    0431048263                           05           11/01/98          0
    0200351559                           O            10/01/13
    0


    1807026          F96/G01             F          424,000.00         ZZ
                                         180        424,000.00          1
    56 STOCKER ROAD                    7.125          3,840.72         80
                                       6.875          3,840.72      530,000.00
1


    BOROUGH OF ESSE  NJ   07021          2            09/09/98         00
    0431029867                           05           11/01/98          0
    3398                                 O            10/01/13
    0


    1807093          637/G01             F          632,000.00         ZZ
                                         180        629,986.67          1
    16250 SANBORN ROAD                 7.000          5,680.60         73
                                       6.750          5,680.60      875,000.00
    SARATOGA         CA   95070          2            08/14/98         00
    0431046754                           05           10/01/98          0
    0010919611                           O            09/01/13
    0


    1807184          356/G01             F          340,000.00         ZZ
                                         180        340,000.00          1
    43592 EXCELSO DRIVE                7.125          3,079.83         45
                                       6.875          3,079.83      760,000.00
    FREMONT          CA   94539          2            08/26/98         00
    0431028232                           05           11/01/98          0
    2573640                              O            10/01/13
    0


    1807229          439/G01             F          384,000.00         ZZ
                                         180        382,788.49          1
    1241 EL MIRADOR DRIVE              7.000          3,451.51         80
                                       6.750          3,451.51      485,000.00
    PASADENA         CA   91103          2            08/11/98         00
    0431054063                           05           10/01/98          0
    1962011                              O            09/01/13
    0


    1807230          439/G01             F          248,000.00         ZZ
                                         180        247,237.77          1
    17647 TARZANA STREET               7.300          2,270.90         40
                                       7.050          2,270.90      620,000.00
    LOS ANGELES      CA   91316          2            08/10/98         00
    0431053875                           05           10/01/98          0
    1965324                              O            09/01/13
    0


    1807231          439/G01             F          590,000.00         ZZ
                                         180        587,843.33          1
    1813 N POINSETTIA AVENUE           6.800          5,237.34         69
                                       6.550          5,237.34      864,000.00
    MANHATTAN BEACH  CA   90266          2            08/12/98         00
    0431054014                           05           10/01/98          0
    1970556                              O            09/01/13
    0
1




    1807232          439/G01             F          600,000.00         ZZ
                                         180        503,575.00          1
    15122 THE STRAND                   7.150          5,443.42         33
                                       6.900          5,443.42    1,825,000.00
    HERMOSA BEACH    CA   90254          1            08/18/98         00
    0431054030                           05           10/01/98          0
    1970891                              O            09/01/13
    0


    1807233          439/G01             F          392,000.00         ZZ
                                         180        390,425.13          1
    385 W ONWENTSIA ROAD               7.200          3,567.39         75
                                       6.950          3,567.39      525,000.00
    LAKE FOREST      IL   60045          2            08/06/98         00
    0431054048                           05           10/01/98          0
    1970938                              O            09/01/13
    0


    1807235          439/G01             F          390,000.00         ZZ
                                         180        388,801.33          1
    21831 ULMUS DRIVE                  7.300          3,571.17         76
                                       7.050          3,571.17      515,000.00
    WOODLAND HILLS   CA   91364          2            08/05/98         00
    0431054097                           05           10/01/98          0
    1973986                              O            09/01/13
    0


    1807236          439/G01             F          460,000.00         ZZ
                                         180        458,516.91          1
    284 S QUINTANA DRIVE               6.750          4,070.59         75
                                       6.500          4,070.59      620,000.00
    ANAHEIM          CA   92807          2            08/06/98         00
    0431054105                           05           10/01/98          0
    1974261                              O            09/01/13
    0


    1807237          439/G01             F          262,000.00         ZZ
                                         180        261,173.39          1
    7365 E NIGHTINGALE CIRCLE          7.000          2,354.94         59
                                       6.750          2,354.94      445,000.00
    ANAHEIM          CA   92808          2            08/03/98         00
    0431054121                           05           10/01/98          0
    1974756                              O            09/01/13
    0


    1807238          439/G01             F          380,000.00         ZZ
                                         180        378,795.89          1
1


    30033 VIA RIVERA                   6.950          3,404.94         53
                                       6.700          3,404.94      725,000.00
    RANCHO PALOS VE  CA   90275          5            07/30/98         00
    0431054220                           05           10/01/98          0
    1974910                              O            09/01/13
    0


    1807239          439/G01             F          290,500.00         ZZ
                                         180        289,575.49          1
    7 THE INLET                        6.900          2,594.89         55
                                       6.650          2,594.89      535,000.00
    CORONADO         CA   92118          5            08/06/98         00
    0431054238                           03           10/01/98          0
    1974939                              O            09/01/13
    0


    1807240          439/G01             F          248,000.00         ZZ
                                         180        246,984.67          1
    4840 STONEHAVEN DRIVE              6.700          2,187.71         59
                                       6.450          2,187.71      425,000.00
    YORBA LINDA      CA   92887          2            08/06/98         00
    0431054246                           05           10/01/98          0
    1975163                              O            09/01/13
    0


    1807241          439/G01             F          245,000.00         ZZ
                                         180        244,263.31          1
    111 E CHESTNUT ST 41A              7.550          2,278.15         57
                                       7.300          2,278.15      435,000.00
    CHICAGO          IL   60611          2            08/26/98         00
    0431056803                           06           10/01/98          0
    1975210                              O            09/01/13
    0


    1807242          439/G01             F          238,000.00         ZZ
                                         180        237,239.27          1
    3627 CRENNA AVENUE                 6.850          2,119.31         69
                                       6.600          2,119.31      349,000.00
    CONCORD          CA   94520          2            08/13/98         00
    0431054279                           05           10/01/98          0
    1975455                              O            09/01/13
    0


    1807243          439/G01             F          240,000.00         ZZ
                                         180        238,635.63          1
    164 VILLA RITA DRIVE               7.200          2,184.12         80
                                       6.950          2,184.12      300,000.00
    LA HABRA AREA    CA   90631          2            07/30/98         00
    0431054329                           05           10/01/98          0
1


    1975525                              O            09/01/13
    0


    1807244          439/G01             F          244,000.00         ZZ
                                         180        243,246.78          1
    2861 LOS NOGALES AVENUE            7.250          2,227.39         80
                                       7.000          2,227.39      305,000.00
    CAMARILLO        CA   93010          5            07/28/98         00
    0431054402                           05           10/01/98          0
    1975858                              O            09/01/13
    0


    1807245          439/G01             F          400,000.00         ZZ
                                         180        398,715.93          1
    9608 LOCKFORD STREET               6.800          3,550.74         49
                                       6.550          3,550.74      825,000.00
    LOS ANGELES      CA   90035          2            08/17/98         00
    0431054428                           05           10/01/98          0
    1975934                              O            09/01/13
    0


    1807246          439/G01             F          284,000.00         ZZ
                                         180        282,596.17          1
    2212 PEDRO AVENUE                  6.900          2,536.83         80
                                       6.650          2,536.83      355,000.00
    MILPITAS         CA   95035          5            08/20/98         00
    0431054436                           05           10/01/98          0
    1975985                              O            09/01/13
    0


    1807247          439/G01             F          297,000.00         ZZ
                                         180        294,294.38          1
    1309 WYNN ROAD                     7.250          2,711.21         70
                                       7.000          2,711.21      425,000.00
    PASADENA         CA   91107          5            08/21/98         00
    0431054444                           05           10/01/98          0
    1976329                              O            09/01/13
    0


    1807248          439/G01             F          294,400.00         ZZ
                                         180        293,491.20          1
    25391 NEPTUNE DRIVE                7.250          2,687.47         80
                                       7.000          2,687.47      368,000.00
    DANA POINT       CA   92629          5            08/07/98         00
    0431054493                           05           10/01/98          0
    1976722                              O            09/01/13
    0


1


    1807249          439/G01             F          290,000.00         ZZ
                                         180        289,073.07          1
    1896 ABILENE WAY                   6.850          2,582.35         80
                                       6.600          2,582.35      363,000.00
    CLAREMONT        CA   91711          2            08/18/98         00
    0431054501                           05           10/01/98          0
    1977032                              O            09/01/13
    0


    1807250          439/G01             F          307,000.00         ZZ
                                         180        306,022.98          1
    23911 INNISBROOK LANE              6.900          2,742.27         65
                                       6.650          2,742.27      475,000.00
    LAGUNA NIGUEL    CA   92677          5            08/19/98         00
    0431054527                           03           10/01/98          0
    1977183                              O            09/01/13
    0


    1807251          439/G01             F          250,000.00         ZZ
                                         180        249,193.97          1
    24380 EAST SUNNYCREST COURT        6.750          2,212.28         79
                                       6.500          2,212.28      318,000.00
    DIAMOND BAR      CA   91765          2            08/20/98         00
    0431055441                           05           10/01/98          0
    1977592                              O            09/01/13
    0


    1807252          439/G01             F          427,000.00         ZZ
                                         180        425,676.10          1
    2447 NORTH KIRSTEN LEE DRIVE       7.200          3,885.90         68
                                       6.950          3,885.90      627,941.00
    WESTLAKE VILLAG  CA   91361          2            08/14/98         00
    0431055458                           05           10/01/98          0
    1977966                              O            09/01/13
    0


    1807253          439/G01             F          238,000.00         ZZ
                                         180        237,262.08          1
    340 S RODEO DRIVE                  7.200          2,165.92         27
                                       6.950          2,165.92      900,000.00
    BEVERLY HILLS    CA   90212          2            08/17/98         00
    0431055466                           05           10/01/98          0
    1978211                              O            09/01/13
    0


    1807254          439/G01             F          393,800.00         ZZ
                                         180        392,491.46          1
    1249 CUERNAVACA CIRCULO            6.400          3,408.81         61
                                       6.150          3,408.81      650,000.00
1


    MOUNTAIN VIEW    CA   94040          2            08/11/98         00
    0431055474                           09           10/01/98          0
    1978379                              O            09/01/13
    0


    1807255          439/G01             F          297,000.00         ZZ
                                         180        296,087.16          1
    329 GRIDLEY RD                     7.300          2,719.59         72
                                       7.050          2,719.59      412,500.00
    OJAI             CA   93023          5            08/19/98         00
    0431055482                           05           10/01/98          0
    1978588                              O            09/01/13
    0


    1807256          439/G01             F          254,000.00         ZZ
                                         180        253,215.90          1
    1219 N BELLEFORTE AVE              7.250          2,318.68         76
                                       7.000          2,318.68      335,000.00
    OAK PARK         IL   60302          5            08/25/98         00
    0431055490                           05           10/01/98          0
    1979032                              O            09/01/13
    0


    1807257          439/G01             F          304,000.00         ZZ
                                         180        303,032.52          1
    17864 TUSCAN DRIVE                 6.900          2,715.48         80
                                       6.650          2,715.48      380,000.00
    LOS ANGELES      CA   91344          2            08/21/98         00
    0431055508                           03           10/01/98          0
    1979065                              O            09/01/13
    0


    1807258          439/G01             F          710,000.00         ZZ
                                         180        707,730.63          1
    4030 CALLE LOUISA                  6.850          6,322.29         66
                                       6.600          6,322.29    1,090,000.00
    SAN CLEMENTE     CA   92672          2            08/19/98         00
    0431055516                           03           10/01/98          0
    1979510                              O            09/01/13
    0


    1807259          439/G01             F          305,000.00         ZZ
                                         180        304,050.22          1
    12819 COLUMBET                     7.150          2,767.07         64
                                       6.900          2,767.07      480,000.00
    SAN MARTIN       CA   95046          2            08/18/98         00
    0431055532                           05           10/01/98          0
    1979629                              O            09/01/13
    0
1




    1807260          439/G01             F          275,000.00         ZZ
                                         180        274,132.39          1
    736 FOOTHILL DRIVE                 7.000          2,471.78         38
                                       6.750          2,471.78      730,000.00
    SAN MATEO        CA   94402          5            08/21/98         00
    0431055540                           05           10/01/98          0
    1979712                              O            09/01/13
    0


    1807261          439/G01             F          231,000.00         ZZ
                                         180        230,293.12          1
    463 WELLESLEY AVENUE               7.350          2,121.76         47
                                       7.100          2,121.76      500,000.00
    MILL VALLEY      CA   94941          2            08/12/98         00
    0431055557                           05           10/01/98          0
    1980015                              O            09/01/13
    0


    1807262          439/G01             F          240,000.00         ZZ
                                         180        239,130.00          1
    5346 NW 26TH CIRCLE                7.400          2,211.22         75
                                       7.150          2,211.22      320,000.00
    BOCA RATON       FL   33496          2            08/24/98         00
    0431055581                           05           10/01/98          0
    1980410                              O            09/01/13
    0


    1807263          439/G01             F          550,000.00         ZZ
                                         180        548,316.95          1
    68 TUSCALOOSA AVENUE               7.350          5,051.80         29
                                       7.100          5,051.80    1,910,000.00
    ATHERTON         CA   94027          5            08/19/98         00
    0431055599                           05           10/01/98          0
    1980517                              O            09/01/13
    0


    1807264          439/G01             F          244,000.00         ZZ
                                         180        243,253.33          1
    2729 TIBURON AVENUE                7.350          2,241.17         80
                                       7.100          2,241.17      305,000.00
    CARLSBAD         CA   92008          5            08/25/98         00
    0431055607                           05           10/01/98          0
    1980821                              O            09/01/13
    0


    1807265          439/G01             F          243,700.00         ZZ
                                         180        242,944.41          1
1


    4545 GRAPE VINE                    7.200          2,217.79         80
                                       6.950          2,217.79      305,000.00
    NAPA             CA   94558          2            08/24/98         00
    0431055631                           05           10/01/98          0
    1981272                              O            09/01/13
    0


    1807276          956/G01             F          380,000.00         ZZ
                                         180        380,000.00          1
    13712 SEVEN CEDERS DRIVE           6.500          3,310.21         80
                                       6.250          3,310.21      475,000.00
    GRASS VALLEY     CA   95945          1            09/01/98         00
    0431029297                           05           11/01/98          0
    808060018                            O            10/01/13
    0


    1807287          638/G01             F          571,000.00         ZZ
                                         180        571,000.00          1
    1087 BROOKHAVEN SQUARE             7.250          5,212.45         65
                                       7.000          5,212.45      880,000.00
    ATLANTA          GA   30319          2            08/31/98         00
    0431028331                           03           11/01/98          0
    8785636                              O            10/01/13
    0


    1807300          638/G01             F          300,000.00         ZZ
                                         180        299,053.52          1
    23 DOVER CIRCLE                    7.000          2,696.48         75
                                       6.750          2,696.48      404,000.00
    FRANKLIN         MA   02038          1            08/28/98         00
    0431028398                           05           10/01/98          0
    8764266                              O            09/01/13
    0


    1807309          956/G01             F          315,000.00         ZZ
                                         180        314,016.94          1
    2441 TERRAZA PLACE                 7.125          2,853.37         56
                                       6.875          2,853.37      565,000.00
    FULLERTON        CA   92835          1            08/21/98         00
    0431029099                           05           10/01/98          0
    608080306                            O            09/01/13
    0


    1807315          956/G01             F          380,000.00         ZZ
                                         180        380,000.00          1
    1112 STERLING GATE DRIVE           6.750          3,362.66         56
                                       6.500          3,362.66      685,000.00
    SAN JOSE         CA   95120          2            09/02/98         00
    0431028869                           05           11/01/98          0
1


    208080588                            O            10/01/13
    0


    1807323          956/G01             F          280,000.00         ZZ
                                         180        279,116.61          1
    1095 LA MIRADA STREET              7.000          2,516.72         70
                                       6.750          2,516.72      400,000.00
    LAGUNA BEACH     CA   92651          2            08/18/98         00
    0431031996                           05           10/01/98          0
    608070480                            O            09/01/13
    0


    1807326          956/G01             F          140,000.00         ZZ
                                         180        139,553.48          1
    4362 ROSEMONT AVENUE               6.875          1,248.60         69
                                       6.625          1,248.60      205,000.00
    MONTROSE         CA   91020          2            08/28/98         00
    0431025717                           05           10/01/98          0
    508070424                            O            09/01/13
    0


    1807335          956/G01             F          223,500.00         ZZ
                                         180        222,802.50          1
    19 MORELLA                         7.125          2,024.53         67
                                       6.875          2,024.53      338,000.00
    FOOTHILL RANCH   CA   92610          2            08/31/98         00
    0431029347                           03           10/01/98          0
    608080091                            O            09/01/13
    0


    1807337          E22/G01             F           17,300.00         ZZ
                                         180         17,300.00          1
    324 W FREEPORT ST                  7.000            155.50         49
                                       6.750            155.50       36,000.00
    BROKEN ARROW     OK   74012          2            09/02/98         00
    0410982631                           05           11/01/98          0
    410982631                            O            10/01/13
    0


    1807341          638/G01             F          100,000.00         ZZ
                                         180         99,677.59          1
    9851 SILVER DEW STREET             6.750            884.91         74
                                       6.500            884.91      136,650.00
    LAS VEGAS        NV   89123          1            08/13/98         00
    0431026830                           03           10/01/98          0
    08751582                             O            09/01/13
    0


1


    1807420          E22/G01             F          107,250.00         ZZ
                                         180        107,250.00          1
    22455 GROUPER COURT                7.000            963.99         65
                                       6.750            963.99      165,000.00
    BOCA RATON       FL   33428          5            09/11/98         00
    0411043375                           03           11/01/98          0
    411043375                            O            10/01/13
    0


    1807425          E22/G01             F          308,000.00         ZZ
                                         180        308,000.00          1
    9120 ORCHARD BROOK DRIVE           6.875          2,746.91         80
                                       6.625          2,746.91      385,000.00
    POTOMAC          MD   20854          2            09/11/98         00
    0411046295                           05           11/01/98          0
    411046295                            O            10/01/13
    0


    1807464          E82/G01             F          269,000.00         ZZ
                                         180        269,000.00          1
    19380 SODA SPRINGS DRIVE           6.750          2,380.41         53
                                       6.500          2,380.41      510,000.00
    BEND             OR   97702          2            09/14/98         00
    0400146304                           03           11/01/98          0
    0400146304                           O            10/01/13
    0


    1807479          A50/A50             F          260,000.00         ZZ
                                         180        259,197.39          1
    328 BROOKS STREET                  7.250          2,373.44         58
                                       7.000          2,373.44      455,000.00
    FORT WALTON BEA  FL   32548          5            07/31/98         00
    000                                  05           10/01/98          0
    000                                  O            09/01/13
    0


    1807520          E22/G01             F           52,500.00         ZZ
                                         180         52,500.00          1
    5800 NW 58TH ST                    7.000            471.88         91
                                       6.750            471.88       58,000.00
    OKLAHOMA CITY    OK   73122          2            09/12/98         10
    0410974067                           05           11/01/98         30
    410974067                            O            10/01/13
    0


    1807567          356/G01             F          263,500.00         ZZ
                                         180        263,500.00          1
    403 BAYVIEW AVE                    7.125          2,386.87         56
                                       6.875          2,386.87      475,000.00
1


    MILLBRAE         CA   94030          5            08/26/98         00
    0431028224                           05           11/01/98          0
    2548600                              O            10/01/13
    0


    1807657          956/G01             F          421,000.00         ZZ
                                         180        419,686.14          1
    4345 CASTLEWOOD COURT              7.125          3,813.55         70
                                       6.875          3,813.55      608,000.00
    RENO             NV   89509          2            08/07/98         00
    0431028661                           05           10/01/98          0
    708070230                            O            09/01/13
    0


    1807679          638/G01             F          380,000.00         ZZ
                                         180        380,000.00          1
    15081 ROBLES GRANDES DRIVE         7.125          3,442.16         80
                                       6.875          3,442.16      475,000.00
    RANCHO MURIETA   CA   95683          2            09/04/98         00
    0431028836                           03           11/01/98          0
    8778164                              O            10/01/13
    0


    1807696          624/G01             F           88,425.00         ZZ
                                         180         88,155.01          1
    2156 3RD STREET                    7.375            813.44         75
                                       7.125            813.44      117,900.00
    SANGER           CA   93657          1            08/25/98         00
    0431032630                           05           10/01/98          0
    33500181283                          O            09/01/13
    0


    1807709          K21/G01             F          252,000.00         ZZ
                                         180        252,000.00          1
    25541 CALLE BECCERRA               6.750          2,229.97         80
                                       6.500          2,229.97      315,000.00
    LAGUNA NIGUEL    CA   92677          1            09/28/98         00
    0431050467                           05           11/01/98          0
    9810271                              O            10/01/13
    0


    1807712          966/G01             F           63,400.00         ZZ
                                         180         63,400.00          1
    8404 HILLCREST COURT               7.250            578.76         80
                                       7.000            578.76       79,250.00
    NORTH RICHLAND   TX   76108          1            09/14/98         00
    0431029065                           05           11/01/98          0
    30007494                             O            10/01/13
    0
1




    1807736          601/G01             F          275,000.00         ZZ
                                         180        275,000.00          1
    20704 MEADOW RIDGE DRIVE           7.000          2,471.48         75
                                       6.750          2,471.48      370,000.00
    SPRINGFIELD      NE   68059          5            09/03/98         00
    0431034115                           05           11/01/98          0
    12547089                             O            10/01/13
    0


    1807750          601/G01             F          277,000.00         ZZ
                                         180        277,000.00          1
    42 STONEGATE SHORES DRIVE          7.000          2,489.76         66
                                       6.750          2,489.76      420,000.00
    HOT SPRINGS      AR   71913          2            08/31/98         00
    0431033349                           05           11/01/98          0
    12626792                             O            10/01/13
    0


    1807760          601/G01             F          292,500.00         ZZ
                                         180        291,556.95          1
    1459 WOODVIEW LANE SW              6.750          2,588.36         75
                                       6.500          2,588.36      390,000.00
    ROCHESTER        MN   55902          2            08/07/98         00
    0431033984                           05           10/01/98          0
    5351                                 O            09/01/13
    0


    1807770          E82/G01             F          280,000.00         ZZ
                                         180        280,000.00          1
    14838 COUNTRY CREEK COURT          6.750          2,477.75         82
                                       6.500          2,477.75      345,000.00
    CHINO HILLS      CA   91709          2            09/17/98         04
    0400145306                           05           11/01/98          6
    0400145306                           O            10/01/13
    0


    1807810          A50/A50             F          325,000.00         ZZ
                                         180        323,974.64          1
    183 GASCOIGNE BLUFF ROAD           7.000          2,921.19         38
                                       6.750          2,921.19      875,000.00
    BLUFFTON         SC   29910          2            08/20/98         00
    7504318750                           05           10/01/98          0
    7504318750                           O            09/01/13
    0


    1807816          601/G01             F          316,000.00         ZZ
                                         180        315,024.52          1
1


    16522 BAXTER FOREST RIDGE          7.250          2,884.65         71
                                       7.000          2,884.65      450,000.00
    CHESTERFIELD     MO   63005          2            08/13/98         00
    0431034198                           05           10/01/98          0
    1251105                              O            09/01/13
    0


    1807819          601/G01             F          600,000.00         ZZ
                                         180        598,147.82          1
    10167 WINDING RIDGE ROAD           7.250          5,477.18         58
                                       7.000          5,477.18    1,050,000.00
    ST. LOUIS        MO   63124          2            08/06/98         00
    0431033687                           05           10/01/98          0
    1243117                              O            09/01/13
    0


    1807823          601/G01             F          420,000.00         ZZ
                                         180        417,313.25          1
    14463 117TH STREET SOUTH           6.875          3,745.79         80
                                       6.625          3,745.79      525,000.00
    HASTINGS         MN   55033          1            07/29/98         00
    0431045590                           05           09/01/98          0
    1252061                              O            08/01/13
    0


    1807827          601/G01             F          252,750.00         ZZ
                                         180        249,497.73          1
    6205 WESTCOTT DR                   6.875          2,254.16         75
                                       6.625          2,254.16      337,000.00
    SUMMERFIELD      NC   27358          2            05/05/98         00
    0431033398                           05           07/01/98          0
    12145272                             O            06/01/13
    0


    1807831          367/367             F          423,200.00         ZZ
                                         180        420,433.88          1
    3313 CUMMINGS LANE                 6.625          3,715.67         80
                                       6.375          3,715.67      529,000.00
    CHEVY CHASE      MD   20815          1            07/24/98         00
    99127261                             05           09/01/98          0
    99127261                             O            08/01/13
    0


    1807859          601/G01             F          243,500.00         ZZ
                                         180        241,425.44          1
    3253 STAPLEFORD CHASE              6.750          2,154.76         70
                                       6.500          2,154.76      348,000.00
    VIRGINIA BEACH   VA   23452          2            07/27/98         00
    0431033323                           05           09/01/98          0
1


    12588851                             O            08/01/13
    0


    1807880          E82/G01             F          478,000.00         ZZ
                                         180        478,000.00          1
    223 DEVONSHIRE BOULEVARD           6.875          4,263.06         79
                                       6.625          4,263.06      610,000.00
    SAN CARLOS       CA   94070          2            09/16/98         00
    0400139937                           05           11/01/98          0
    0400139937                           O            10/01/13
    0


    1808072          830/G01             F          251,000.00         ZZ
                                         180        251,000.00          1
    108 LA CRESCENTA STREET            6.750          2,221.12         79
                                       6.500          2,221.12      320,000.00
    OXNARD           CA   93035          2            09/10/98         00
    0431027697                           05           11/01/98          0
    539215                               O            10/01/13
    0


    1808079          377/G01             F          296,250.00         ZZ
                                         180        296,250.00          1
    801 MARCO DRIVE NE                 7.000          2,662.78         75
                                       6.750          2,662.78      395,000.00
    ST PETERSBURG    FL   33702          5            09/09/98         00
    0431038488                           03           11/01/98          0
    3565587                              O            10/01/13
    0


    1808088          E22/G01             F          380,000.00         ZZ
                                         180        380,000.00          1
    18420 SE HERITAGE DRIVE            6.500          3,310.21         59
                                       6.250          3,310.21      650,000.00
    TEQUESTA         FL   33469          2            09/14/98         00
    0411024243                           03           11/01/98          0
    411024243                            O            10/01/13
    0


    1808151          601/G01             F          355,500.00         ZZ
                                         180        354,378.41          1
    211 HILL AVE                       7.000          3,195.34         90
                                       6.750          3,195.34      395,000.00
    GLEN ELLYN       IL   60137          1            08/28/98         10
    0431033620                           05           10/01/98         12
    21011036                             O            09/01/13
    0


1


    1808157          601/G01             F          365,500.00         ZZ
                                         180        364,334.28          1
    14466 HORSESHOE FORD ROAD          6.875          3,259.73         80
                                       6.625          3,259.73      460,000.00
    ASHLAND          VA   23005          2            08/26/98         00
    0431033331                           05           10/01/98          0
    12555736                             O            09/01/13
    0


    1808161          601/G01             F          350,000.00         T
                                         180        348,895.77          1
    68-133 EAST SHORE RD               7.000          3,145.90         78
                                       6.750          3,145.90      450,000.00
    BARNES           WI   54873          1            08/13/98         00
    0431033232                           05           10/01/98          0
    12700274                             O            09/01/13
    0


    1808172          601/G01             F          395,000.00         ZZ
                                         180        393,753.79          1
    547 141 LN NE                      7.000          3,550.38         65
                                       6.750          3,550.38      610,000.00
    HAM LAKE         MN   55304          2            08/06/98         00
    0431033794                           05           10/01/98          0
    20117925                             O            09/01/13
    0


    1808181          601/G01             F          500,000.00         ZZ
                                         180        498,387.95          1
    4620 MANITOU RD                    6.750          4,424.55         65
                                       6.500          4,424.55      770,000.00
    TONKA BAY        MN   55331          1            08/31/98         00
    0431034032                           05           10/01/98          0
    21102645                             O            09/01/13
    0


    1808193          601/G01             F          270,000.00         ZZ
                                         180        265,781.93          1
    22 KAREN ROAD                      7.250          2,464.73         80
                                       7.000          2,464.73      337,500.00
    WINDHAM          NH   03087          4            04/06/98         00
    0431045392                           05           06/01/98          0
    12749057                             O            05/01/13
    0


    1808205          601/G01             F          412,000.00         ZZ
                                         180        410,700.15          1
    13130 WALMER ST                    7.000          3,703.18         80
                                       6.750          3,703.18      515,000.00
1


    OVERLAND PARK    KS   66209          1            08/14/98         00
    0431033877                           03           10/01/98          0
    20115838                             O            09/01/13
    0


    1808209          601/G01             F          376,000.00         ZZ
                                         180        373,594.71          1
    823 CLOVER LANE S W                6.875          3,353.38         80
                                       6.625          3,353.38      470,000.00
    ROCHESTER        MN   55902          1            08/07/98         00
    0431033943                           05           09/01/98          0
    12697546                             O            08/01/13
    0


    1808210          765/G01             F          274,000.00         ZZ
                                         180        274,000.00          1
    18242 MIDBURY STREET               6.750          2,424.66         80
                                       6.500          2,424.66      345,000.00
    BREA AREA        CA   92821          2            09/08/98         00
    0431032432                           05           11/01/98          0
    000                                  O            10/01/13
    0


    1808215          601/G01             F          325,000.00         ZZ
                                         180        323,952.17          1
    20334 PINEHURST DRIVE              6.750          2,875.96         65
                                       6.500          2,875.96      505,000.00
    CORNELIUS        NC   28031          5            08/20/98         00
    0431034065                           05           10/01/98          0
    12582524                             O            09/01/13
    0


    1808234          956/G01             F          321,500.00         ZZ
                                         180        321,500.00          1
    3325 LOIRE COURT                   6.750          2,844.98         80
                                       6.500          2,844.98      401,900.00
    SAN JOSE         CA   95135          1            09/03/98         00
    0431042936                           05           11/01/98          0
    000000                               O            10/01/13
    0


    1808240          253/253             F          304,000.00         ZZ
                                         180        304,000.00          1
    3503 CATALPA WAY                   7.125          2,753.73         56
                                       6.875          2,753.73      550,000.00
    BOULDER          CO   80304          5            09/11/98         00
    922240                               05           11/01/98          0
    922240                               O            10/01/13
    0
1




    1808301          E33/G01             F          650,000.00         ZZ
                                         180        650,000.00          1
    211 LEICESTER                      6.750          5,751.92         61
                                       6.500          5,751.92    1,075,000.00
    KENILWORTH       IL   60043          2            09/17/98         00
    0431031251                           05           11/01/98          0
    358321722                            O            10/01/13
    0


    1808318          731/G01             F          243,000.00         ZZ
                                         180        243,000.00          1
    4240 ALHAMA DRIVE                  6.750          2,150.33         74
                                       6.500          2,150.33      330,000.00
    WOODLAND HILLS   CA   91364          2            09/04/98         00
    0431030667                           05           11/01/98          0
    1001626                              O            10/01/13
    0


    1808400          B60/G01             F          328,950.00         ZZ
                                         180        328,950.00          1
    441 NORTH OAKHURST DRIVE 502       7.000          2,956.70         66
                                       6.750          2,956.70      500,000.00
    BEVERLY HILLS    CA   90210          2            08/28/98         00
    0431035633                           08           11/01/98          0
    254573                               O            10/01/13
    0


    1808667          E22/G01             F          540,000.00         ZZ
                                         180        540,000.00          1
    16306 E. LAKESHORE DRIVE           7.000          4,853.67         54
                                       6.750          4,853.67    1,000,000.00
    AUSTIN           TX   78734          2            09/09/98         00
    0410956312                           05           11/01/98          0
    410956312                            O            10/01/13
    0


    1808690          B23/G01             F          232,000.00         ZZ
                                         180        232,000.00          1
    36855 OAK VIEW ROAD                7.125          2,101.53         62
                                       6.875          2,101.53      380,000.00
    YUCAIPA          CA   92399          5            09/02/98         00
    0431038546                           05           11/01/98          0
    88002995                             O            10/01/13
    0


    1808721          E22/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
1


    18149 SE RIDGEVIEW DRIVE           6.875          2,675.56         40
                                       6.625          2,675.56      760,000.00
    TEQUESTA         FL   33469          2            09/16/98         00
    0411052889                           03           11/01/98          0
    411052889                            O            10/01/13
    0


    1808740          E22/G01             F           56,000.00         ZZ
                                         180         56,000.00          1
    RD 1 97 Y                          7.625            523.11         80
                                       7.375            523.11       70,000.00
    GRANVILLE SUMMI  PA   16926          2            09/16/98         00
    0410994743                           05           11/01/98          0
    410994743                            O            10/01/13
    0


    1808795          E22/G01             F          181,000.00         ZZ
                                         180        181,000.00          1
    5419 MARINE AVENUE                 7.000          1,626.88         73
                                       6.750          1,626.88      248,000.00
    HAWTHORNE        CA   90250          2            09/01/98         00
    0410976740                           01           11/01/98          0
    410976740                            O            10/01/13
    0


    1809368          638/G01             F          102,600.00         ZZ
                                         180        102,600.00          1
    686 WEST SUNSET BOULEVARD          6.750            907.92         65
                                       6.500            907.92      160,000.00
    HAYWARD          CA   94541          2            09/02/98         00
    0431032549                           05           11/01/98          0
    8750873                              O            10/01/13
    0


    1809384          638/G01             F          245,000.00         ZZ
                                         180        245,000.00          1
    109 SANDRINGHAM SOUTH              7.250          2,236.51         48
                                       7.000          2,236.51      520,000.00
    MORAGA           CA   94556          2            08/28/98         00
    0431032580                           05           11/01/98          0
    8773206                              O            10/01/13
    0


    1809402          573/G01             F          284,000.00         ZZ
                                         180        284,000.00          1
    4749 N. QUAIL TERRACE PLACE        6.750          2,513.15         80
                                       6.500          2,513.15      359,000.00
    BOISE            ID   83703          1            09/03/98         00
    0431033315                           03           11/01/98          0
1


    128634                               O            10/01/13
    0


    1809418          638/G01             F          272,000.00         ZZ
                                         180        271,123.05          1
    15130 SW 164 TERRACE               6.750          2,406.95         80
                                       6.500          2,406.95      340,000.00
    MIAMI            FL   33187          5            08/07/98         00
    0431032614                           05           10/01/98          0
    8775282                              O            09/01/13
    0


    1809691          455/G01             F          272,250.00         ZZ
                                         180        272,250.00          1
    715 LANGFORD LANE                  7.000          2,447.06         75
                                       6.750          2,447.06      363,000.00
    ATLANTA          GA   30327          5            09/15/98         00
    0431035773                           05           11/01/98          0
    80004                                O            10/01/13
    0


    1809712          638/G01             F          131,500.00         ZZ
                                         180        131,500.00          1
    5750 LOWER MOUNTAIN ROAD           7.375          1,209.70         23
                                       7.125          1,209.70      575,000.00
    BUCKINGHAM TOWN  PA   18938          2            09/09/98         00
    0431032176                           05           11/01/98          0
    8788114                              O            10/01/13
    0


    1809718          638/G01             F          320,000.00         ZZ
                                         180        320,000.00          1
    2541 DORSET DRIVE                  7.125          2,898.66         69
                                       6.875          2,898.66      470,000.00
    TORRANCE         CA   90503          2            09/02/98         00
    0431032267                           03           11/01/98          0
    8787555                              O            10/01/13
    0


    1809779          E82/G01             F          115,000.00         ZZ
                                         180        115,000.00          1
    271 SOUTHWEST 178TH WAY            6.875          1,025.63         68
                                       6.625          1,025.63      171,000.00
    PEMBROOKE PINES  FL   33029          1            09/21/98         00
    0400143897                           03           11/01/98          0
    0400143897                           O            10/01/13
    0


1


    1809823          480/G01             F          296,000.00         ZZ
                                         120        294,289.86          1
    280 TURNBERRY CIRCLE               7.000          3,436.81         59
                                       6.750          3,436.81      510,000.00
    FAYETTEVILLE     GA   30215          2            08/25/98         00
    0431037902                           05           10/01/98          0
    2641686                              O            09/01/08
    0


    1809824          480/G01             F          497,500.00         ZZ
                                         180        495,825.47          1
    12425 VISTA LANE                   6.250          4,265.68         59
                                       6.000          4,265.68      850,000.00
    VILLAGE OF PINE  FL   33156          2            08/26/98         00
    0431038025                           05           10/01/98          0
    2498400                              O            09/01/13
    0


    1809825          480/G01             F          292,500.00         ZZ
                                         180        292,500.00          1
    9891 SW 67 AVENUE                  7.250          2,670.12         75
                                       7.000          2,670.12      390,000.00
    MIAMI            FL   33156          1            09/08/98         00
    0431038322                           05           11/01/98          0
    2319879                              O            10/01/13
    0


    1809826          480/G01             F          445,600.00         ZZ
                                         180        444,178.82          1
    335 PACIFIC ROAD                   6.875          3,974.10         61
                                       6.625          3,974.10      732,000.00
    MIAMI            FL   33149          2            08/10/98         00
    0431038413                           05           10/01/98          0
    2498228                              O            09/01/13
    0


    1809827          480/G01             F          337,680.00         ZZ
                                         180        337,680.00          1
    4423 STRATFORD DRIVE               6.750          2,988.16         80
                                       6.500          2,988.16      422,100.00
    DOUGLASVILLE     GA   30135          1            09/04/98         00
    0431037738                           05           11/01/98          0
    2285781                              O            10/01/13
    0


    1809907          367/367             F          270,000.00         ZZ
                                         180        270,000.00          1
    5336 43RD STREET NW                7.125          2,445.74         61
                                       6.875          2,445.74      444,050.00
1


    WASHINGTON       DC   20015          1            09/17/98         00
    99182210                             09           11/01/98          0
    99182210                             O            10/01/13
    0


    1810024          638/G01             F          412,000.00         ZZ
                                         180        412,000.00          1
    8440 SOUTH ETIENNE WAY             6.625          3,617.33         80
                                       6.375          3,617.33      515,000.00
    SANDY            UT   84093          5            09/16/98         00
    0431036375                           05           11/01/98          0
    8797130                              O            10/01/13
    0


    1810097          369/G01             F          340,000.00         ZZ
                                         180        338,927.31          1
    311 NORTH TESSIER DRIVE            7.000          3,056.02         89
                                       6.750          3,056.02      385,000.00
    ST. PETERSBURG   FL   33706          1            09/04/98         14
    0431041789                           05           10/01/98         25
    0062150768                           O            09/01/13
    0


    1810153          356/G01             F          245,000.00         ZZ
                                         180        245,000.00          1
    957 SAN CLEMENTE WAY               7.125          2,219.29         59
                                       6.875          2,219.29      420,000.00
    MT VIEW          CA   94043          5            09/01/98         00
    0431035211                           05           11/01/98          0
    861402                               O            10/01/13
    0


    1810156          003/G01             F          121,600.00         ZZ
                                         180        121,600.00          1
    333 NE 23RD ST                     7.250          1,110.05         80
                                       7.000          1,110.05      152,000.00
    BOCA RATON       FL   33431          2            09/15/98         00
    0431040385                           03           11/01/98          0
    0010539104                           O            10/01/13
    0


    1810171          956/G01             F          340,000.00         ZZ
                                         180        340,000.00          1
    116 POPPY COURT                    7.000          3,056.02         52
                                       6.750          3,056.02      658,500.00
    WALNUT CREEK     CA   94596          2            09/03/98         00
    0431042845                           05           11/01/98          0
    000                                  O            10/01/13
    0
1




    1810222          664/G01             F          270,000.00         ZZ
                                         180        270,000.00          1
    819 SAN GABRIEL AVENUE             6.625          2,370.59         90
                                       6.375          2,370.59      300,000.00
    HENDERSON        NV   89015          1            09/16/98         11
    0431050368                           05           11/01/98         12
    2474203                              O            10/01/13
    0


    1810233          E82/G01             F          259,800.00         ZZ
                                         180        259,800.00          1
    10072 EAST ASTER DRIVE             6.875          2,317.04         80
                                       6.625          2,317.04      325,000.00
    SCOTTSDALE       AZ   85260          2            09/22/98         00
    0400140901                           03           11/01/98          0
    0400140901                           O            10/01/13
    0


    1810284          E82/G01             F          423,000.00         ZZ
                                         180        423,000.00          1
    26270 MIRA WAY                     6.875          3,772.54         53
                                       6.625          3,772.54      800,000.00
    BONITA SPRINGS   FL   34134          2            09/21/98         00
    0400144374                           03           11/01/98          0
    0400144374                           O            10/01/13
    0


    1810304          664/G01             F          273,500.00         ZZ
                                         180        272,637.12          1
    11535 SULPHER MOUNTAIN ROAD        7.000          2,458.30         43
                                       6.750          2,458.30      650,000.00
    OJAI             CA   93023          2            08/27/98         00
    0431050541                           05           10/01/98          0
    2628121                              O            09/01/13
    0


    1810321          B27/G01             F          367,000.00         ZZ
                                         180        367,000.00          1
    36 MOSSMAN ROAD                    7.250          3,350.21         58
                                       7.000          3,350.21      640,000.00
    SUDBURY          MA   01776          2            09/14/98         00
    0431044825                           05           11/01/98          0
    00                                   O            10/01/13
    0


    1810364          637/G01             F          247,000.00         ZZ
                                         180        246,203.65          1
1


    6918 BLUE HILL DRIVE               6.750          2,185.73         51
                                       6.500          2,185.73      490,000.00
    SAN JOSE         CA   95129          2            08/25/98         00
    0431050103                           05           10/01/98          0
    0010935260                           O            09/01/13
    0


    1810367          637/G01             F          450,000.00         ZZ
                                         180        450,000.00          1
    2101 ALBERTI COURT                 6.750          3,982.10         71
                                       6.500          3,982.10      636,250.00
    LAS VEGAS        NV   89117          1            09/04/98         00
    0431042001                           03           11/01/98          0
    0011832771                           O            10/01/13
    0


    1810463          246/G01             F          368,500.00         ZZ
                                         180        368,500.00          1
    7001 DUNCRAIG COURT                6.375          3,184.77         63
                                       6.125          3,184.77      590,000.00
    MCLEAN           VA   22101          1            09/04/98         00
    0431044213                           05           11/01/98          0
    028759                               O            10/01/13
    0


    1810497          026/G01             F          250,000.00         ZZ
                                         180        250,000.00          1
    5448 HUNTINGTON MARSH RD           6.875          2,229.64         75
                                       6.625          2,229.64      335,000.00
    MURRELLS INLET   SC   29576          5            09/15/98         00
    0431039338                           03           11/01/98          0
    0200125583                           O            10/01/13
    0


    1810500          111/111             F          312,000.00         ZZ
                                         180        312,000.00          1
    1505 MILVIA STREET                 6.625          2,739.34         80
                                       6.375          2,739.34      390,000.00
    BERKELEY         CA   94709          2            09/15/98         00
    789280                               05           11/01/98          0
    789280                               O            10/01/13
    0


    1810659          B57/G01             F          360,000.00         ZZ
                                         180        360,000.00          1
    15060 ENCANTO DRIVE                7.000          3,235.79         52
                                       6.750          3,235.79      700,000.00
    LOS ANGELES      CA   91403          5            09/14/98         00
    0431044288                           05           11/01/98          0
1


    9813196                              O            10/01/13
    0


    1810665          111/111             F          268,000.00         ZZ
                                         180        268,000.00          1
    18229 ILLINOIS COURT               6.750          2,371.56         80
                                       6.500          2,371.56      335,000.00
    TORRANCE         CA   90504          2            09/03/98         00
    793750682                            05           11/01/98          0
    793750682                            O            10/01/13
    0


    1810723          637/G01             F          298,300.00         ZZ
                                         180        297,348.60          1
    5880 VIA MANIGUA                   6.875          2,660.41         65
                                       6.625          2,660.41      460,000.00
    LAS VEGAS        NV   89120          2            08/31/98         00
    0431047406                           05           10/01/98          0
    0013754650                           O            09/01/13
    0


    1810745          637/G01             F          258,000.00         ZZ
                                         180        257,194.83          1
    919 COEUR D'ALENE WAY              7.125          2,337.05         57
                                       6.875          2,337.05      455,000.00
    SUNNYVALE        CA   94087          2            08/26/98         00
    0431047141                           05           10/01/98          0
    0013368410                           O            09/01/13
    0


    1810770          964/G01             F          285,000.00         ZZ
                                         180        285,000.00          1
    839 VIA GREGORIO                   6.875          2,541.79         75
                                       6.625          2,541.79      380,000.00
    SAN DIMAS        CA   91773          2            09/11/98         00
    0431036219                           05           11/01/98          0
    41688                                O            10/01/13
    0


    1810780          956/G01             F          290,500.00         ZZ
                                         180        290,500.00          1
    1827 HIGHLAND OAKS DRIVE           6.875          2,590.84         65
                                       6.625          2,590.84      450,000.00
    ARCADIA          CA   91006          2            09/16/98         00
    0431038470                           05           11/01/98          0
    108090019                            O            10/01/13
    0


1


    1810789          956/G01             F          287,000.00         ZZ
                                         180        287,000.00          1
    1206 STAFFORD DRIVE                6.750          2,539.69         51
                                       6.500          2,539.69      567,000.00
    CUPERTINO        CA   95014          2            09/17/97         00
    0431042902                           05           11/01/98          0
    2080890186                           O            10/01/13
    0


    1810841          638/G01             F          246,500.00         ZZ
                                         180        246,500.00          1
    3103 LOWRY DRIVE                   7.375          2,267.61         75
                                       7.125          2,267.61      330,000.00
    SAN JOSE         CA   95118          2            09/08/98         00
    0431040963                           05           11/01/98          0
    8782132                              O            10/01/13
    0


    1810850          638/G01             F           82,600.00         ZZ
                                         180         82,600.00          1
    13628 LA CONCHA LANE               7.250            754.02         70
                                       7.000            754.02      118,000.00
    HOUSTON          TX   77083          1            09/08/98         00
    0431040989                           03           11/01/98          0
    8783403                              O            10/01/13
    0


    1810864          638/G01             F          394,400.00         ZZ
                                         180        393,142.11          1
    18571 EAST VANTAGE POINTE          6.875          3,517.47         80
    DRIVE                              6.625          3,517.47      493,000.00
    ROWLAND HEIGHTS  CA   91748          2            08/26/98         00
    0431040864                           03           10/01/98          0
    8782416                              O            09/01/13
    0


    1810873          E66/E66             F          275,500.00         ZZ
                                         180        273,756.55          1
    401 LAKE HOGAN ROAD                7.000          2,476.27         57
                                       6.750          2,476.27      490,520.00
    CHAPEL HILL      NC   27516          2            07/22/98         00
    600332880                            03           09/01/98          0
    600332880                            O            08/01/13
    0


    1810885          111/111             F          240,000.00         ZZ
                                         180        240,000.00          1
    9615 COLE DRIVE                    6.875          2,140.45         80
                                       6.625          2,140.45      300,000.00
1


    STOCKTON         CA   95212          2            09/05/98         00
    789646                               05           11/01/98          0
    789646                               O            10/01/13
    0


    1810886          E66/E66             F          326,250.00         ZZ
                                         180        326,250.00          1
    823 LAUREL LANE                    6.875          2,909.67         75
                                       6.625          2,909.67      435,000.00
    BLOWING ROCK     NC   28605          5            08/31/98         00
    600434124                            05           11/01/98          0
    600434124                            O            10/01/13
    0


    1810893          E66/E66             F          307,000.00         ZZ
                                         180        299,005.97          1
    208 MILL RACE DRIVE                6.875          2,737.99         74
                                       6.625          2,737.99      417,000.00
    CHAPEL HILL      NC   27514          1            01/30/98         00
    600368586                            03           03/01/98          0
    600368586                            O            02/01/13
    0


    1811128          L73/G01             F          318,000.00         ZZ
                                         180        318,000.00          1
    2804 NORTH KINGSGATE DRIVE         7.125          2,880.54         45
                                       6.875          2,880.54      720,000.00
    ORANGE           CA   92867          2            09/18/98         00
    0431046465                           03           11/01/98          0
    0304888                              O            10/01/13
    0


    1811238          830/G01             F          246,000.00         ZZ
                                         180        246,000.00          1
    79 YOSEMITE DRVIE                  6.750          2,176.88         73
                                       6.500          2,176.88      340,000.00
    NEW ORLEANS      LA   70131          5            09/24/98         00
    0431043868                           05           11/01/98          0
    539585                               O            10/01/13
    0


    1811272          455/G01             F          120,000.00         ZZ
                                         180        120,000.00          1
    4465 DAWSONVILLE HIGHWAY           6.875          1,070.23         75
                                       6.625          1,070.23      160,000.00
    GAINESVILLE      GA   30506          5            09/22/98         00
    0431043413                           05           11/01/98          0
    81076                                O            10/01/13
    0
1




    1811339          E26/G01             F          575,000.00         ZZ
                                         180        575,000.00          1
    5401 LIDO SANDS DRIVE              7.125          5,208.53         77
                                       6.875          5,208.53      750,000.00
    NEWPORT BEACH    CA   92660          2            09/03/98         00
    0431046002                           03           11/01/98          0
    34801108                             O            10/01/13
    0


    1811345          E82/G01             F          400,000.00         ZZ
                                         180        400,000.00          1
    2497 EUCLID CRECENT EAST           6.875          3,567.42         67
                                       6.625          3,567.42      600,000.00
    UPLAND           CA   91784          5            09/23/98         00
    0400142840                           05           11/01/98          0
    0400142840                           O            10/01/13
    0


    1811393          L31/G01             F          275,000.00         ZZ
                                         180        275,000.00          1
    204 ST CHARLES PLACE               7.125          2,491.04         72
                                       6.875          2,491.04      385,000.00
    KINGSPORT        TN   37660          2            09/10/98         00
    0431051432                           05           11/01/98          0
    980908                               O            10/01/13
    0


    1811433          356/G01             F          315,000.00         ZZ
                                         180        315,000.00          1
    113 BLACKSTONE DR                  7.125          2,853.37         65
                                       6.875          2,853.37      485,000.00
    DANVILLE         CA   94506          5            09/02/98         00
    0431039874                           03           11/01/98          0
    305193                               O            10/01/13
    0


    1811436          356/G01             F          248,600.00         ZZ
                                         180        248,600.00          1
    103 GREENWICH COURT                7.000          2,234.49         58
                                       6.750          2,234.49      435,000.00
    SAN RAMON        CA   94583          2            09/12/98         00
    0431039841                           03           11/01/98          0
    2581908                              O            10/01/13
    0


    1811459          638/G01             F          250,000.00         ZZ
                                         180        250,000.00          1
1


    1350 CLAREMONT DRIVE               7.000          2,247.07         68
                                       6.750          2,247.07      370,000.00
    SAN BRUNO        CA   94066          2            09/09/98         00
    0431041391                           05           11/01/98          0
    8788385                              O            10/01/13
    0


    1811472          069/G01             F          649,400.00         ZZ
                                         180        649,400.00          1
    423 ARBRAMAR AVENUE                7.125          5,882.47         54
                                       6.875          5,882.47    1,225,000.00
    LOS ANGELES      CA   90272          2            09/16/98         00
    0431046473                           05           11/01/98          0
    2362290534                           O            10/01/13
    0


    1811655          K08/G01             F          387,000.00         ZZ
                                         180        387,000.00          1
    11100 MAVERICK LANE                6.875          3,451.48         50
                                       6.625          3,451.48      780,000.00
    RENO             NV   89511          2            09/18/98         00
    0410894216                           05           11/01/98          0
    410894216                            O            10/01/13
    0


    1811727          638/G01             F          399,200.00         ZZ
                                         180        399,200.00          1
    60 REDBROOK HARBOR ROAD            7.250          3,644.15         58
                                       7.000          3,644.15      700,000.00
    CATAUMET         MA   02534          2            09/09/98         00
    0431043793                           05           11/01/98          0
    8783863                              O            10/01/13
    0


    1811732          638/G01             F          218,750.00         ZZ
                                         180        218,750.00          1
    1178 RIDGEVIEW CIRCLE              7.375          2,012.33         70
                                       7.125          2,012.33      312,500.00
    BROOMFIELD       CO   80020          2            09/18/98         00
    0431043827                           05           11/01/98          0
    8794384                              O            10/01/13
    0


    1811767          076/076             F          288,000.00         ZZ
                                         180        287,101.20          1
    129 GOOSE HILL ROAD                7.125          2,608.80         80
                                       6.875          2,608.80      360,000.00
    CHESTER          CT   06412          1            08/07/98         00
    1319423                              05           10/01/98          0
1


    1319423                              O            09/01/13
    0


    1811768          076/076             F          255,000.00         T
                                         180        254,186.71          1
    3 GARDNER PERRY LANE               6.875          2,274.23         40
                                       6.625          2,274.23      650,000.00
    NANTUCKET        MA   02554          2            08/07/98         00
    1345043                              05           10/01/98          0
    1345043                              O            09/01/13
    0


    1811769          076/076             F          385,000.00         ZZ
                                         180        383,798.49          1
    41 CLAYPIT HILL ROAD               7.125          3,487.45         46
                                       6.875          3,487.45      850,000.00
    WAYLAND          MA   01778          2            07/29/98         00
    1399213                              05           10/01/98          0
    1399213                              O            09/01/13
    0


    1811770          076/076             F          310,000.00         ZZ
                                         180        308,059.35          1
    227 SUMMIT AVENUE                  7.125          2,808.08         80
    W-301                              6.875          2,808.08      390,000.00
    BROOKLINE        MA   02146          2            07/24/98         00
    2579021                              01           09/01/98          0
    2579021                              O            08/01/13
    0


    1811772          076/076             F          320,000.00         ZZ
                                         166        317,697.50          1
    13981 PARADISE LANE                7.000          3,014.57         80
                                       6.750          3,014.57      400,000.00
    DADE CITY        FL   33525          2            08/01/98         00
    7077253                              05           09/01/98          0
    7077253                              O            06/01/12
    0


    1811773          076/076             F          348,300.00         ZZ
                                         171        345,883.38          1
    9907 EMERALD LNKS DR               6.875          3,200.33         90
                                       6.625          3,200.33      387,000.00
    TAMPA            FL   33626          1            08/01/98         11
    7117571                              03           09/01/98         25
    7117571                              O            11/01/12
    0


1


    1811774          076/076             F          280,000.00         ZZ
                                         180        278,130.23          1
    10281 BRECONSHIRE ROAD             6.375          2,419.91         73
                                       6.125          2,419.91      385,000.00
    ELLICOTT CITY    MD   21042          5            07/13/98         00
    7157016                              05           09/01/98          0
    7157016                              O            08/01/13
    0


    1811775          076/076             F          300,000.00         ZZ
                                         180        299,032.77          1
    2525 HILLSIDE DRIVE                6.750          2,654.73         75
                                       6.500          2,654.73      405,000.00
    LARAMIE          WY   82070          5            08/17/98         00
    7237277                              05           10/01/98          0
    7237277                              O            09/01/13
    0


    1811779          076/076             F          508,000.00         ZZ
                                         180        506,397.28          1
    1308 S GEYER RD                    7.000          4,566.05         80
                                       6.750          4,566.05      640,000.00
    ST LOUIS         MO   63122          1            08/14/98         00
    7244684                              05           10/01/98          0
    7244684                              O            09/01/13
    0


    1811780          076/076             F          600,000.00         ZZ
                                         180        598,127.51          1
    188 NORTH SHORE ROAD               7.125          5,434.99         55
                                       6.875          5,434.99    1,100,000.00
    WARREN           CT   06754          2            08/21/98         00
    7248311                              05           10/01/98          0
    7248311                              O            09/01/13
    0


    1811781          076/076             F          456,000.00         ZZ
                                         180        454,529.81          1
    1971 LOS ALTOS DRIVE               6.750          4,035.19         80
                                       6.500          4,035.19      570,000.00
    SAN MATEO        CA   94402          1            08/21/98         00
    7251820                              05           10/01/98          0
    7251820                              O            09/01/13
    0


    1811782          076/076             F          246,000.00         ZZ
                                         180        245,223.88          1
    3944 NOBLIN CREEK DRIVE            7.000          2,211.12         80
                                       6.750          2,211.12      308,000.00
1


    DULUTH           GA   30097          2            08/11/98         00
    7251982                              03           10/01/98          0
    7251982                              O            09/01/13
    0


    1811784          076/076             F          336,000.00         ZZ
                                         180        334,916.70          1
    106 HIDDEN SPRINGS LANE            6.750          2,973.30         80
                                       6.500          2,973.30      425,000.00
    PEACHTREE CITY   GA   30269          1            08/24/98         00
    7254689                              05           10/01/98          0
    7254689                              O            09/01/13
    0


    1811786          076/076             F          318,400.00         ZZ
                                         180        317,438.39          1
    5 BRIARWOOD EAST                   7.500          2,951.61         80
                                       7.250          2,951.61      398,000.00
    CONROE           TX   77301          2            08/21/98         00
    7255064                              05           10/01/98          0
    7255064                              O            09/01/13
    0


    1811787          076/076             F          296,150.00         ZZ
                                         180        295,205.46          1
    1708 HEATHCLIFF ROAD               6.875          2,641.23         60
                                       6.625          2,641.23      500,000.00
    HIGH POINT       NC   27262          2            08/11/98         00
    7255381                              05           10/01/98          0
    7255381                              O            09/01/13
    0


    1811789          076/076             F          297,000.00         ZZ
                                         120        295,236.37          1
    58 PARKER ROAD                     6.500          3,372.38         60
                                       6.250          3,372.38      500,000.00
    WELLESEY         MA   02482          2            07/30/98         00
    7281487                              05           10/01/98          0
    7281487                              O            09/01/08
    0


    1811791          076/076             F          443,000.00         ZZ
                                         180        440,226.73          1
    2727 RIVER BLUFF DRIVE             7.125          4,012.84         56
                                       6.875          4,012.84      800,000.00
    JANESVILLE       WI   53545          2            07/29/98         00
    7296496                              05           09/01/98          0
    7296496                              O            08/01/13
    0
1




    1811792          076/076             F          314,000.00         ZZ
                                         180        313,020.07          1
    4011 LAKE POINT                    7.125          2,844.31         62
                                       6.875          2,844.31      510,000.00
    CHAMPAIGN        IL   61821          2            08/12/98         00
    7297796                              05           10/01/98          0
    7297796                              O            09/01/13
    0


    1811794          076/076             F          340,000.00         T
                                         180        337,730.45          1
    8752 RAINBOW RIDGE DRIVE           7.250          3,103.74         80
                                       7.000          3,103.74      429,000.00
    LAS VEGAS        NV   89117          1            07/09/98         00
    7308245                              03           09/01/98          0
    7308245                              O            08/01/13
    0


    1811797          076/076             F          280,000.00         T
                                         180        278,266.07          1
    55 BENT TREE COURT                 7.250          2,556.02         79
                                       7.000          2,556.02      355,000.00
    SEDONA           AZ   86351          1            07/24/98         00
    7323017                              03           09/01/98          0
    7323017                              O            08/01/13
    0


    1811798          076/076             F          234,000.00         ZZ
                                         180        232,503.10          1
    1010 OLE TIME LANE                 6.875          2,086.94         72
                                       6.625          2,086.94      325,000.00
    WARREN           OH   44481          2            07/20/98         00
    7328201                              05           09/01/98          0
    7328201                              O            08/01/13
    0


    1811799          076/076             F          361,217.00         ZZ
                                         180        360,077.37          1
    2606 SPRING CREEK ROAD             7.000          3,246.73         64
                                       6.750          3,246.73      565,000.00
    ROCKFORD         IL   61107          2            08/19/98         00
    7331399                              05           10/01/98          0
    7331399                              O            09/01/13
    0


    1811800          076/076             F          305,000.00         ZZ
                                         180        304,005.96          1
1


    301 ASH RUN RD                     6.625          2,677.89         70
                                       6.375          2,677.89      440,000.00
    LOUISVILLE       KY   40245          1            08/12/98         00
    7333166                              05           10/01/98          0
    7333166                              O            09/01/13
    0


    1811801          076/076             F          252,500.00         ZZ
                                         180        251,685.91          1
    5441 MOSS SIDE LANE                6.750          2,234.40         58
                                       6.500          2,234.40      440,000.00
    BATON ROUGE      LA   70808          2            07/28/98         00
    7339389                              05           10/01/98          0
    7339389                              O            09/01/13
    0


    1811802          076/076             F          397,020.00         ZZ
                                         180        395,739.97          1
    6945 SYLVAN WOODS DRIVE            6.750          3,513.27         62
                                       6.500          3,513.27      650,000.00
    SANFORD          FL   32771          2            08/28/98         00
    7354161                              03           10/01/98          0
    7354161                              O            09/01/13
    0


    1811804          076/076             F          265,450.00         ZZ
                                         180        264,630.56          1
    950 MASSACHUSETTS AVENUE           7.250          2,423.20         78
    UNIT 208                           7.000          2,423.20      343,000.00
    CAMBRIDGE        MA   02139          2            09/04/98         00
    8901672                              01           10/01/98          0
    8901672                              O            09/01/13
    0


    1811809          956/G01             F          450,000.00         ZZ
                                         180        450,000.00          1
    2817 COUNTRYWOOD LANE              6.875          4,013.34         63
                                       6.625          4,013.34      720,000.00
    WEST COVINA      CA   91791          1            09/03/98         00
    0431050616                           05           11/01/98          0
    60804452                             O            10/01/13
    0


    1811904          956/G01             F          480,000.00         ZZ
                                         180        480,000.00          1
    19973 HALL COURT                   6.750          4,247.57         66
                                       6.500          4,247.57      735,000.00
    CUPERTINO        CA   95014          2            09/22/98         00
    0431044718                           05           11/01/98          0
1


    208090312                            O            10/01/13
    0


    1811928          225/225             F           81,000.00         ZZ
                                         180         81,000.00          1
    25586 PASEO LA VISTA               7.000            728.06         53
                                       6.750            728.06      155,000.00
    LAGUNA NIGUEL    CA   92677          2            09/03/98         00
    7052491                              01           11/01/98          0
    7052491                              O            10/01/13
    0


    1812402          637/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
    500 MONTECILLO ROAD                7.125          2,717.50         63
                                       6.875          2,717.50      478,000.00
    SAN RAFAEL       CA   94903          5            09/09/98         00
    0431052745                           05           11/01/98          0
    0013815790                           O            10/01/13
    0


    1812416          356/G01             F          325,000.00         ZZ
                                         180        325,000.00          1
    1272 GEDDY WAY                     7.000          2,921.20         58
                                       6.750          2,921.20      570,000.00
    FREMONT          CA   94539          2            09/12/98         00
    0431044932                           03           11/01/98          0
    2579621                              O            10/01/13
    0


    1812423          638/G01             F          262,000.00         ZZ
                                         180        262,000.00          1
    1841 PARK SKYLINE ROAD             7.250          2,391.70         42
                                       7.000          2,391.70      625,000.00
    SANTA ANA        CA   92705          2            09/01/98         00
    0431048842                           05           11/01/98          0
    8786035                              O            10/01/13
    0


    1812628          638/G01             F          261,500.00         ZZ
                                         180        261,500.00          1
    333 VIA NANCITA                    7.250          2,387.14         64
                                       7.000          2,387.14      415,000.00
    ENCINITAS        CA   92024          2            09/11/98         00
    0431046119                           05           11/01/98          0
    8789506                              O            10/01/13
    0


1


    1812639          638/G01             F          363,000.00         ZZ
                                         180        363,000.00          1
    5901 RUSTLING OAKS DRIVE           6.750          3,212.22         73
                                       6.500          3,212.22      500,000.00
    AGOURA HILLS     CA   91301          2            09/11/98         00
    0431045863                           03           11/01/98          0
    8781549                              O            10/01/13
    0


    1813181          E82/G01             F          167,000.00         ZZ
                                         180        167,000.00          1
    20 COACHLAMP LANE                  7.000          1,501.04         47
                                       6.750          1,501.04      360,000.00
    STAMFORD         CT   06902          2            09/22/98         00
    0400143178                           05           11/01/98          0
    0400143178                           O            10/01/13
    0


    1813325          685/G01             F          117,750.00         ZZ
                                         180        117,750.00          1
    1948 NORTH BELLFLOWER              7.125          1,066.62         75
    BOULEVARD                          6.875          1,066.62      157,000.00
    LONG BEACH       CA   90815          1            09/28/98         00
    0431049824                           05           11/01/98          0
    115699                               O            10/01/13
    0


    1813361          638/G01             F          278,000.00         ZZ
                                         180        277,151.15          1
    4900 WEST JARVIS                   7.375          2,557.39         74
                                       7.125          2,557.39      378,000.00
    SKOKIE           IL   60077          2            08/31/98         00
    0431049592                           05           10/01/98          0
    8787491                              O            09/01/13
    0


    1813389          L59/G01             F           90,000.00         ZZ
                                         180         90,000.00          1
    6613 GILLEN STREET                 7.375            827.93         63
                                       7.125            827.93      143,000.00
    METAIRIE         LA   70003          5            09/23/98         00
    0431047505                           05           11/01/98          0
    00000                                O            10/01/13
    0


    1813435          E26/G01             F          160,000.00         ZZ
                                         180        160,000.00          1
    21671 ABEDUL                       7.375          1,471.88         66
                                       7.125          1,471.88      245,000.00
1


    MISSION VIEJO    CA   92691          2            09/01/98         00
    0431048685                           03           11/01/98          0
    34801055                             O            10/01/13
    0


    1813615          943/943             F          485,500.00         ZZ
                                         180        483,180.36          1
    6901 ROYAL HUNT RIDGE DRIVE        6.625          4,262.66         66
                                       6.375          4,262.66      740,000.00
    RIVERSIDE        CA   92506          2            08/07/98         00
    8080093806                           03           10/01/98          0
    8080093806                           O            09/01/13
    0


    1813628          943/943             F          275,000.00         ZZ
                                         180        275,000.00          1
    9 BURKEWOOD ROAD                   7.125          2,491.04         69
                                       6.875          2,491.04      400,000.00
    HARTSDALE        NY   10530          1            09/09/98         00
    8550600876                           05           11/01/98          0
    8550600876                           O            10/01/13
    0


    1813699          638/G01             F          305,000.00         ZZ
                                         180        305,000.00          1
    4038 BON HOMME ROAD                6.750          2,698.97         72
                                       6.500          2,698.97      425,000.00
    CALABASAS        CA   91302          2            09/08/98         00
    0431054154                           05           11/01/98          0
    8779931                              O            10/01/13
    0


    1813702          638/G01             F          394,000.00         ZZ
                                         180        394,000.00          1
    707 MATSONIA DRIVE                 6.500          3,432.16         70
                                       6.250          3,432.16      570,000.00
    FOSTER CITY      CA   94404          5            09/15/98         00
    0431052331                           05           11/01/98          0
    8788907                              O            10/01/13
    0


    1814492          E22/G01             F          272,000.00         ZZ
                                         180        272,000.00          1
    5664 S. HELENA STREET              6.875          2,425.84         78
                                       6.625          2,425.84      350,000.00
    AURORA           CO   80015          2            09/21/98         00
    0411058084                           03           11/01/98          0
    411058084                            O            10/01/13
    0
1




    1814659          638/G01             F          285,000.00         ZZ
                                         180        285,000.00          1
    115 DUKE STREET                    6.375          2,463.11         64
                                       6.125          2,463.11      450,000.00
    ALEXANDRIA       VA   22314          5            09/25/98         00
    0431053883                           07           11/01/98          0
    8795917                              O            10/01/13
    0


    1814801          893/G01             F          396,000.00         ZZ
                                         180        396,000.00          1
    141 ERICA WAY                      7.250          3,614.94         42
                                       7.000          3,614.94      945,000.00
    MENLO PARK       CA   94028          2            09/17/98         00
    0431052372                           05           11/01/98          0
    1980850                              O            10/01/13
    0


    1815303          K65/G01             F          292,200.00         ZZ
                                         180        292,200.00          1
    140 WAVERLY WAY NE                 6.625          2,565.50         39
                                       6.375          2,565.50      750,000.00
    ATLANTA          GA   30307          2            09/30/98         00
    0431054162                           05           11/01/98          0
    9800446B                             O            10/01/13
    0


    1816170          536/536             F          345,000.00         ZZ
                                         180        345,000.00          1
    3108 SE WOODSTOCK BLVD             7.125          3,125.12         58
                                       6.875          3,125.12      600,000.00
    PORTLAND         OR   97202          5            09/11/98         00
    1165869                              05           11/01/98          0
    1165869                              O            10/01/13
    0


    2663568          354/354             F          445,000.00         ZZ
                                         180        439,273.91          1
    11330 HOLIDAN WAY                  6.875          3,968.76         56
                                       6.625          3,968.76      795,000.00
    HOUSTON          TX   77024          1            05/06/98         00
    0021838313                           03           07/01/98          0
    0021838313                           O            06/01/13
    0


    2663942          354/354             F          638,000.00         ZZ
                                         180        629,964.45          1
1


    9431 BOLTON ROAD                   7.125          5,779.21         78
                                       6.875          5,779.21      825,000.00
    LOS ANGELES      CA   90034          2            05/12/98         00
    0026438838                           05           07/01/98          0
    0026438838                           O            06/01/13
    0


    2673785          354/354             F          265,000.00         ZZ
                                         180        262,477.17          1
    146     RALEIGH STREET             7.000          2,381.89         63
                                       6.750          2,381.89      423,000.00
    WILLIAMSBURG     VA   23185          2            06/22/98         00
    0021926175                           05           08/01/98          0
    0021926175                           O            07/01/13
    0


    2673792          354/354             F          478,000.00         ZZ
                                         180        473,400.16          1
    11142   TELMAR DRIVE               6.875          4,263.07         54
                                       6.625          4,263.07      900,000.00
    NORTHPORT        AL   35475          2            06/24/98         00
    0021964036                           05           08/01/98          0
    0021964036                           O            07/01/13
    0


    2673811          354/354             F          274,300.00         ZZ
                                         180        271,118.07          1
    18 LAKESIDE DRIVE                  7.625          2,562.32         72
                                       7.375          2,562.32      383,000.00
    CABOT            AR   72023          2            06/24/98         00
    0022000947                           05           08/01/98          0
    0022000947                           O            07/01/13
    0


    2673814          354/354             F          257,400.00         T
                                         180        254,896.32          1
    108 WINDHOLLOW ROAD                6.750          2,277.76         74
                                       6.500          2,277.76      350,000.00
    ALEXANDER        AL   35010          2            06/26/98         00
    0022004543                           05           08/01/98          0
    0022004543                           O            07/01/13
    0


    2673818          354/354             F          289,300.00         ZZ
                                         180        286,516.04          1
    1416 CHANDLER ROAD                 6.875          2,580.14         77
                                       6.625          2,580.14      377,000.00
    HUNTSVILLE       AL   35801          2            06/26/98         00
    0022007843                           05           08/01/98          0
1


    0022007843                           O            07/01/13
    0


    2673831          354/354             F          363,200.00         T
                                         180        359,704.92          1
    21824 BRIARCLIFF DRIVE             6.875          3,239.21         80
                                       6.625          3,239.21      454,000.00
    BRIARCLIFF       TX   78669          1            06/29/98         00
    0022025332                           03           08/01/98          0
    0022025332                           O            07/01/13
    0


    2673833          354/354             F          547,900.00         ZZ
                                         120        541,550.54          1
    17603 POPE DALE ROAD               7.000          6,361.58         79
                                       6.750          6,361.58      700,000.00
    LOUISVILLE       KY   40245          2            07/17/98         00
    0022026801                           03           09/01/98          0
    0022026801                           O            08/01/08
    0


    2673851          354/354             F          267,000.00         ZZ
                                         180        265,310.35          1
    8516 SKYLINE WAY                   7.000          2,399.87         87
                                       6.750          2,399.87      307,000.00
    TRUSSVILLE       AL   35173          2            07/09/98         10
    0022041578                           05           09/01/98         25
    0022041578                           O            08/01/13
    0


    2673892          354/354             F          418,000.00         ZZ
                                         180        415,297.06          1
    2330 UNDERWOOD STREET              6.750          3,698.93         42
    (AKA BOULEVARD)                    6.500          3,698.93    1,000,000.00
    HOUSTON          TX   77030          2            07/22/98         00
    0022081087                           05           09/01/98          0
    0022081087                           O            08/01/13
    0


    2673949          354/354             F          252,400.00         ZZ
                                         180        246,033.26          1
    631 EAST 86TH STREET               7.000          2,268.65         77
                                       6.750          2,268.65      330,000.00
    BROOKLYN         NY   11236          2            05/18/98         00
    0026271734                           05           07/01/98          0
    0026271734                           O            06/01/13
    0


1


    2677836          696/G01             F          163,100.00         ZZ
                                         180        163,100.00          1
    8350 GREENSBORO DRIVE #401         7.500          1,511.96         75
                                       7.250          1,511.96      217,500.00
    MCLEAN           VA   22102          1            09/10/98         00
    0431013267                           06           11/01/98          0
    2138143                              O            10/01/13
    0


    2680164          696/G01             F          263,950.00         ZZ
                                         180        263,950.00          1
    6155 POHICK STATION DRIVE          6.250          2,263.17         80
                                       6.000          2,263.17      329,950.00
    FAIRFAX STATION  VA   22039          1            09/21/98         00
    0431026251                           03           11/01/98          0
    2178228                              O            10/01/13
    0


    2681803          G75/G75             F          290,000.00         ZZ
                                         180        289,085.06          1
    4702 RESERVIOR ROAD NW             7.000          2,606.61         71
                                       6.750          2,606.61      410,000.00
    WASHINGTON       DC   20007          5            08/27/98         00
    03624170                             05           10/01/98          0
    03624170                             O            09/01/13
    0


    2681804          G75/G75             F          356,900.00         ZZ
                                         180        355,724.22          1
    4 SHALIMAR COURT                   6.500          3,108.99         70
                                       6.250          3,108.99      510,000.00
    COLONIE          NY   12211          1            08/14/98         00
    03524293                             05           10/01/98          0
    03524293                             O            09/01/13
    0


    2681805          G75/G75             F          595,000.00         ZZ
                                         180        593,122.80          1
    405 MULBERRY LANE                  7.000          5,348.03         77
                                       6.750          5,348.03      776,500.00
    LOWER MERION TW  PA   19041          2            08/20/98         00
    03603215                             05           10/01/98          0
    03603215                             O            09/01/13
    0


    2681806          G75/G75             F          389,500.00         ZZ
                                         180        388,271.14          1
    221 OAK KNOLL ROAD                 7.000          3,500.94         52
                                       6.750          3,500.94      760,000.00
1


    BARRINGTON HILL  IL   60010          2            08/11/98         00
    03604469                             05           10/01/98          0
    03604469                             O            09/01/13
    0


    2681807          G75/G75             F          330,000.00         ZZ
                                         180        328,970.13          1
    100 SUNSET BLVD #1002              7.125          2,989.25         90
                                       6.875          2,989.25      370,000.00
    WEST COLUMBIA    SC   29169          1            08/28/98         01
    03605891                             06           10/01/98         25
    03605891                             O            09/01/13
    0


    2681808          G75/G75             F          325,000.00         ZZ
                                         180        323,963.45          1
    316 BEAR CREEK ROAD                6.875          2,898.53         40
                                       6.625          2,898.53      825,000.00
    LINVILLE         NC   28646          2            08/19/98         00
    03590204                             03           10/01/98          0
    03590204                             O            09/01/13
    0


    2681809          G75/G75             F          360,000.00         T
                                         180        358,864.21          1
    OLD BAR HARBOR ROAD                7.000          3,235.79         72
                                       6.750          3,235.79      500,000.00
    SALISBURY COVE   ME   04609          5            08/17/98         00
    03588918                             05           10/01/98          0
    03588918                             O            09/01/13
    0


    2681810          G75/G75             F          650,000.00         ZZ
                                         180        650,000.00          1
    11500 LAKE POTOMAC DRIVE           7.000          5,842.39         60
                                       6.750          5,842.39    1,100,000.00
    POTOMAC          MD   20854          2            09/03/98         00
    03628128                             05           11/01/98          0
    03628128                             O            10/01/13
    0


    2681811          G75/G75             F          544,000.00         T
                                         180        542,302.27          1
    8991 QUAIL RUN ROAD                7.125          4,927.73         80
                                       6.875          4,927.73      680,000.00
    ST.MICHAELS      MD   21663          2            08/21/98         00
    03494604                             05           10/01/98          0
    03494604                             O            09/01/13
    0
1




    2681812          G75/G75             F          262,500.00         ZZ
                                         180        261,671.82          1
    456 ABBEY HILL LANE                7.000          2,359.43         75
                                       6.750          2,359.43      350,000.00
    PALATINE         IL   60067          5            08/31/98         00
    03608215                             05           10/01/98          0
    03608215                             O            09/01/13
    0


    2682355          696/G01             F          320,000.00         ZZ
                                         180        320,000.00          1
    2038 BEACON PLACE                  6.875          2,853.93         75
                                       6.625          2,853.93      430,000.00
    RESTON           VA   20191          2            09/23/98         00
    0431036425                           03           11/01/98          0
    2088161                              O            10/01/13
    0


    2682602          696/G01             F          353,000.00         ZZ
                                         180        353,000.00          1
    9313 MERCY HOLLOW LANE             6.875          3,148.25         54
                                       6.625          3,148.25      654,000.00
    POTOMAC          MD   20854          2            09/23/98         00
    0431039544                           05           11/01/98          0
    2448132                              O            10/01/13
    0


    2685170          696/G01             F          220,400.00         ZZ
                                         180        220,400.00          1
    14012 NORTH GATE DRIVE             6.500          1,919.92         80
                                       6.250          1,919.92      275,500.00
    SILVER SPRING    MD   20906          1            09/28/98         00
    0431052117                           05           11/01/98          0
    3278191                              O            10/01/13
    0


    2685551          696/G01             F          232,000.00         ZZ
                                         180        232,000.00          1
    6713 HAYCOCK ROAD                  6.875          2,069.10         73
                                       6.625          2,069.10      320,000.00
    FALLS CHURCH     VA   22043          2            10/01/98         00
    0431052182                           05           11/01/98          0
    1018134                              O            10/01/13
    0
1

   TOTAL NUMBER OF LOANS   :        808

   TOTAL ORIGINAL BALANCE  :   267,338,103.39

   TOTAL PRINCIPAL BALANCE :   265,794,786.01

   TOTAL ORIGINAL P+I      :     2,414,299.73

   TOTAL CURRENT P+I       :     2,414,299.73


                             ***************************
                             *      END OF REPORT      *
                             ***************************


1

  RUN ON     : 10/26/98           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 15.37.16           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-S25                               CUTOFF : 10/01/98
  POOL       : 0004334
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ----------------------------------------------------------------

      1691007                              .2500
      137,990.37                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1703909                              .2500
      234,450.55                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1705222                              .2500
      303,032.76                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1705321                              .2500
      289,008.17                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1706923                              .2500
      116,591.92                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      1721510                              .2500
       48,068.74                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1736515                              .2500
      223,542.49                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1737456                              .2500
      112,564.18                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1738153                              .2500
      272,381.95                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1738811                              .2500
       80,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1740476                              .2500
      462,418.57                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1740494                              .2500
      248,434.96                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1740534                              .2500
      433,126.11                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1740553                              .2500
      452,160.08                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000
1



      1753618                              .2500
      133,142.81                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1756614                              .2500
      136,759.31                           .0800
            7.1500                         .0000
            6.9000                         .0000
            6.8200                         .0000
            6.2500                         .5700

      1756616                              .2500
       79,484.67                           .0800
            7.4000                         .0000
            7.1500                         .0000
            7.0700                         .0000
            6.2500                         .8200

      1756625                              .2500
       59,268.34                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1756629                              .2500
      124,748.08                           .0800
            6.9500                         .0000
            6.7000                         .0000
            6.6200                         .0000
            6.2500                         .3700

      1756631                              .2500
       68,622.77                           .0800
            7.1000                         .0000
            6.8500                         .0000
            6.7700                         .0000
            6.2500                         .5200

      1756646                              .2500
       39,512.21                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1760491                              .2500
       54,470.73                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1760517                              .2500
      146,575.80                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1760671                              .2500
       99,078.35                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1762146                              .2500
      237,652.87                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1765686                              .2500
      144,219.63                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1765827                              .2500
      173,468.70                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1766380                              .2500
       39,547.18                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1766396                              .2500
      249,626.64                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1769152                              .2500
      245,269.45                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1772160                              .2500
      118,845.22                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1772289                              .2500
      308,093.98                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1773775                              .2500
      301,662.99                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1774586                              .2500
       49,514.12                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1775350                              .2500
      639,517.10                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1775955                              .2500
      940,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1777114                              .2500
      423,881.32                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1777281                              .2500
      812,934.47                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1777691                              .2500
      503,756.69                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1778155                              .2500
      266,141.59                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1778203                              .2500
      299,073.91                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1779646                              .2500
      655,445.73                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1779993                              .2500
      822,370.78                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1781970                              .2500
       57,134.52                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1782114                              .2500
      307,016.85                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1782928                              .2500
      243,263.18                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1783883                              .2500
       66,982.62                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1784249                              .2500
      147,858.34                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1784990                              .2500
      448,580.27                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1785341                              .2500
      293,232.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      1785357                              .2500
      326,741.65                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1788257                              .2500
       34,888.37                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1789012                              .2500
      258,336.75                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1789022                              .2500
      780,872.58                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1789364                              .2500
      241,731.05                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1789601                              .2500
      142,700.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1789803                              .2500
      348,919.55                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1789999                              .2500
      242,353.17                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1790862                              .2500
       39,873.80                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1790997                              .2500
      297,204.91                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1791010                              .2500
       99,670.56                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1791588                              .2500
      178,400.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1791689                              .2500
      343,401.26                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1792061                              .2500
      394,650.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1792266                              .2500
      292,221.66                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1792647                              .2500
      342,932.33                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      1793079                              .2500
      321,939.12                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1793471                              .2500
      276,614.94                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1793499                              .2500
      274,272.21                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1794159                              .2500
      111,651.23                           .0800
            7.1500                         .0000
            6.9000                         .0000
            6.8200                         .0000
            6.2500                         .5700
1



      1794259                              .2500
      281,160.14                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1794493                              .2500
      236,359.13                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1794688                              .2500
      299,083.98                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1795053                              .2500
      410,685.98                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1795168                              .2500
      129,177.31                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1795172                              .2500
      246,158.43                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1795492                              .2500
      309,057.29                           .0800
            7.1500                         .0000
            6.9000                         .0000
            6.8200                         .0000
            6.2500                         .5700

      1795494                              .2500
      990,922.45                           .0800
            7.5500                         .0000
            7.3000                         .0000
            7.2200                         .0000
            6.2500                         .9700
1



      1795495                              .2500
      294,182.87                           .0800
            7.3500                         .0000
            7.1000                         .0000
            7.0200                         .0000
            6.2500                         .7700

      1795496                              .2500
      347,736.77                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1795497                              .2500
      476,936.04                           .0800
            6.9000                         .0000
            6.6500                         .0000
            6.5700                         .0000
            6.2500                         .3200

      1795498                              .2500
      405,384.38                           .0800
            6.8500                         .0000
            6.6000                         .0000
            6.5200                         .0000
            6.2500                         .2700

      1795499                              .2500
      270,263.74                           .0800
            6.9000                         .0000
            6.6500                         .0000
            6.5700                         .0000
            6.2500                         .3200

      1795500                              .2500
      265,843.49                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1795501                              .2500
      302,034.23                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1795502                              .2500
      285,144.15                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1795503                              .2500
      398,732.52                           .0800
            6.9500                         .0000
            6.7000                         .0000
            6.6200                         .0000
            6.2500                         .3700

      1795504                              .2500
      258,197.61                           .0800
            6.8500                         .0000
            6.6000                         .0000
            6.5200                         .0000
            6.2500                         .2700

      1795750                              .2500
       74,760.80                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1796188                              .2500
      260,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1796459                              .2500
       68,039.31                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1796688                              .2500
      299,053.52                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1796721                              .2500
      293,828.39                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      1796752                              .2500
      149,536.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1796979                              .2500
      249,219.80                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1797119                              .2500
      363,350.02                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1797181                              .2500
      548,245.84                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1797361                              .2500
      262,500.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1797388                              .2500
      149,526.75                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1797417                              .2500
      261,662.79                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1797436                              .2500
      242,249.87                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1797708                              .2500
      274,151.08                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1797745                              .2500
      357,256.93                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1797781                              .2500
      271,160.34                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1798565                              .2500
      254,379.95                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1798746                              .2500
      238,545.02                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1798759                              .2500
      259,188.59                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1798762                              .2500
      444,577.54                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1798796                              .2500
      416,958.88                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1798821                              .2500
      321,482.53                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1799123                              .2500
      203,209.49                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1799408                              .2500
      213,118.49                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      1799429                              .2500
      251,204.95                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1799434                              .2500
      496,801.47                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1799442                              .2500
      290,132.06                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1799466                              .2500
      371,094.24                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1799490                              .2500
      265,365.16                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1799495                              .2500
      548,353.11                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      1799497                              .2500
      332,833.78                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1799499                              .2500
      513,691.84                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1799501                              .2500
      260,323.97                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1799505                              .2500
      252,871.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1799508                              .2500
      350,717.37                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1799510                              .2500
      384,940.11                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1799511                              .2500
      179,425.91                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1799513                              .2500
      268,180.28                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1799520                              .2500
      235,053.54                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1799525                              .2500
      288,144.86                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1799527                              .2500
      319,696.65                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1799542                              .2500
      272,595.54                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1799547                              .2500
      374,453.50                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1799550                              .2500
      444,332.32                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1799552                              .2500
      271,337.38                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1799925                              .2500
      440,141.73                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1799932                              .2500
      425,623.31                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1799940                              .2500
      256,948.12                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1799951                              .2500
      244,426.32                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1799964                              .2500
      397,468.68                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1799966                              .2500
      347,991.75                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1800090                              .2500
       99,691.30                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1800131                              .2500
      583,921.98                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1800293                              .2500
      147,522.83                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1800352                              .2500
      295,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1800433                              .2500
      132,203.90                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      1800519                              .2500
      238,722.48                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1800621                              .2500
      376,870.87                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      1800638                              .2500
       53,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1800675                              .2500
      458,564.42                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1800840                              .2500
      333,919.29                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1800843                              .2500
      162,230.93                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1800845                              .2500
      299,022.26                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1800857                              .2500
      252,749.97                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      1800860                              .2500
      271,849.78                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1800986                              .2500
      298,121.94                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1801284                              .2500
      179,438.25                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1801302                              .2500
      246,420.10                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1801307                              .2500
      287,091.37                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1801388                              .2500
      443,641.24                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      1801413                              .2500
      760,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1801415                              .2500
      305,553.85                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1801471                              .2500
      294,038.57                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1801474                              .2500
       64,803.69                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1801505                              .2500
      252,210.43                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1801511                              .2500
      348,883.72                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1801514                              .2500
      266,166.74                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1801517                              .2500
      318,979.40                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1801531                              .2500
      299,043.19                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1801537                              .2500
      338,915.62                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1801879                              .2500
       66,786.30                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1801881                              .2500
      237,249.11                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1801891                              .2500
      343,762.01                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1801893                              .2500
      284,120.22                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1801896                              .2500
      266,175.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1801899                              .2500
      448,580.27                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1802394                              .2500
      345,500.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1802400                              .2500
      294,079.35                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1802417                              .2500
      317,935.51                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1802425                              .2500
      534,271.89                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1802430                              .2500
      389,779.76                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1803212                              .2500
      433,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1803466                              .2500
      113,640.34                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1803510                              .2500
      410,714.23                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1803856                              .2500
      362,589.85                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1803926                              .2500
      269,148.16                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1804006                              .2500
      247,234.43                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1804089                              .2500
      291,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1804124                              .2500
      410,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1804172                              .2500
      408,692.36                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1804350                              .2500
      476,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1804446                              .2500
      251,250.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1804652                              .2500
      283,612.13                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1804945                              .2500
      255,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1804967                              .2500
      355,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1804969                              .2500
      600,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1804981                              .2500
      647,993.47                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1805057                              .2500
      363,835.88                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1805086                              .2500
      283,142.28                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1805173                              .2500
      348,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1805176                              .2500
      498,422.53                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1805184                              .2500
      269,120.04                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1805193                              .2500
      287,858.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1805230                              .2500
      275,618.13                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1805318                              .2500
      135,679.86                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1805330                              .2500
      266,241.01                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1805389                              .2500
      323,963.45                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1805416                              .2500
      334,054.22                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1805438                              .2500
      244,956.86                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1805456                              .2500
       63,600.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1805471                              .2500
      243,221.79                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1805557                              .2500
      323,829.78                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      1805598                              .2500
      236,250.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1805620                              .2500
      478,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1805729                              .2500
      274,141.77                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1805738                              .2500
      471,523.85                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1805750                              .2500
      423,644.52                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1805773                              .2500
      299,281.97                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1805775                              .2500
      264,163.93                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1805805                              .2500
      596,890.20                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806020                              .2500
      271,100.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806058                              .2500
       92,300.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1806077                              .2500
       52,149.66                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806078                              .2500
      404,242.87                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1806079                              .2500
      270,875.23                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806082                              .2500
      228,677.98                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806084                              .2500
      523,107.33                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806085                              .2500
      332,038.04                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1806087                              .2500
      332,625.48                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1806088                              .2500
      249,445.66                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806090                              .2500
      330,596.53                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1806091                              .2500
      554,435.36                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      1806092                              .2500
      281,771.97                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806095                              .2500
      323,936.96                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806096                              .2500
      303,457.96                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1806097                              .2500
      264,919.37                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806098                              .2500
      276,315.15                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806099                              .2500
      255,422.42                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806100                              .2500
      293,182.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806101                              .2500
      990,581.87                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1806102                              .2500
      424,012.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806103                              .2500
      371,677.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806104                              .2500
      412,498.28                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806106                              .2500
      347,560.47                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806107                              .2500
      253,368.76                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806108                              .2500
      247,594.19                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806109                              .2500
      643,677.59                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806110                              .2500
      321,887.95                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1806111                              .2500
      562,258.95                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806112                              .2500
      496,869.92                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806113                              .2500
      379,254.75                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806114                              .2500
      317,392.27                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806115                              .2500
      292,429.73                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1806116                              .2500
      278,208.82                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806117                              .2500
      320,882.09                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806118                              .2500
      297,113.10                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1806119                              .2500
      366,401.09                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806121                              .2500
      238,481.19                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806122                              .2500
      264,430.62                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806123                              .2500
      255,912.80                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806124                              .2500
      238,464.69                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806125                              .2500
      242,692.55                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806126                              .2500
      255,934.27                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806127                              .2500
      250,387.94                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1806128                              .2500
      337,801.43                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806130                              .2500
      349,301.16                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806131                              .2500
      237,739.63                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806132                              .2500
      245,368.17                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806133                              .2500
      297,085.88                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806134                              .2500
      237,519.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806135                              .2500
      640,673.32                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806136                              .2500
      397,441.19                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1806137                              .2500
      326,724.80                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806138                              .2500
      336,446.72                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806139                              .2500
      235,758.87                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806140                              .2500
      259,188.58                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806141                              .2500
      348,778.76                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806143                              .2500
      299,032.77                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806144                              .2500
      268,216.20                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806145                              .2500
      365,072.06                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      1806146                              .2500
      268,254.08                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806148                              .2500
      265,328.60                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806149                              .2500
      337,668.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1806150                              .2500
      922,175.60                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1806151                              .2500
      248,468.61                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1806152                              .2500
      283,076.26                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806153                              .2500
      338,795.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806154                              .2500
      238,464.69                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1806155                              .2500
      258,318.76                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806156                              .2500
      297,996.69                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1806157                              .2500
      246,361.54                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806158                              .2500
      350,196.02                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1806159                              .2500
      298,162.31                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1806160                              .2500
      425,291.51                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806161                              .2500
      244,182.10                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806163                              .2500
      293,092.45                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1806164                              .2500
      330,800.02                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806165                              .2500
      230,275.97                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806166                              .2500
      325,156.58                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806167                              .2500
      261,773.05                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1806168                              .2500
      299,053.51                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806169                              .2500
      299,063.75                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806170                              .2500
      265,640.77                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806171                              .2500
      259,348.32                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1806172                              .2500
      341,846.51                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806173                              .2500
      241,902.75                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806174                              .2500
      409,364.45                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806175                              .2500
      303,728.02                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1806176                              .2500
      936,787.50                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806177                              .2500
      310,025.56                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806178                              .2500
      351,450.84                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1806179                              .2500
      269,129.49                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1806181                              .2500
      647,949.28                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806182                              .2500
      281,080.93                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1806183                              .2500
      299,053.51                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806184                              .2500
      315,988.97                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806185                              .2500
      347,761.01                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806186                              .2500
      469,778.72                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806187                              .2500
      412,707.99                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806188                              .2500
      378,788.03                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1806189                              .2500
      279,470.18                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806190                              .2500
      299,043.18                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806191                              .2500
      332,923.15                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806192                              .2500
      382,774.99                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806193                              .2500
      294,587.80                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806194                              .2500
      397,413.47                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806195                              .2500
      279,331.38                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806196                              .2500
      305,456.05                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1806197                              .2500
      301,776.19                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806199                              .2500
      263,673.12                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806200                              .2500
      395,069.31                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1806202                              .2500
      259,478.75                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806203                              .2500
      914,114.73                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806204                              .2500
      240,636.40                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806205                              .2500
      289,054.85                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1806206                              .2500
      510,201.75                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1806208                              .2500
      306,952.24                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1806209                              .2500
      317,974.93                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806210                              .2500
      324,740.69                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806211                              .2500
      422,192.16                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806212                              .2500
      580,382.87                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806213                              .2500
      377,595.24                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806214                              .2500
      298,162.33                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1806216                              .2500
      302,055.30                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1806217                              .2500
      596,120.20                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806218                              .2500
      272,861.08                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1806219                              .2500
      404,115.77                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806220                              .2500
      350,522.10                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806221                              .2500
      242,489.01                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806222                              .2500
      286,076.81                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1806223                              .2500
      298,017.99                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806224                              .2500
      381,596.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1806225                              .2500
      341,751.55                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1806226                              .2500
      569,999.85                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1806227                              .2500
      294,106.47                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806228                              .2500
      498,422.52                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806229                              .2500
      268,215.39                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806230                              .2500
      526,260.55                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806231                              .2500
      420,933.96                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1806232                              .2500
      291,058.56                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1806233                              .2500
      372,652.43                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806234                              .2500
      312,896.52                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1806235                              .2500
      353,817.85                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1806236                              .2500
      398,489.67                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806237                              .2500
      273,183.16                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806238                              .2500
      449,667.27                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806239                              .2500
      546,287.86                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1806240                              .2500
      275,147.99                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1806241                              .2500
      533,218.45                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1806242                              .2500
      362,577.23                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806243                              .2500
      340,897.35                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806244                              .2500
      427,873.96                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1806246                              .2500
      249,726.71                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806248                              .2500
      692,854.56                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806249                              .2500
      259,197.38                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806250                              .2500
      297,188.32                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200
1



      1806251                              .2500
      405,557.88                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1806252                              .2500
      263,185.04                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806253                              .2500
      294,457.86                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806255                              .2500
      253,198.64                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806256                              .2500
      275,100.48                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1806257                              .2500
      289,054.85                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1806258                              .2500
      246,635.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806259                              .2500
      334,904.94                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      1806260                              .2500
      270,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806261                              .2500
      252,262.39                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806262                              .2500
      248,831.43                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1806263                              .2500
      240,735.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806264                              .2500
      396,002.35                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806265                              .2500
      296,679.15                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806267                              .2500
      358,137.90                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806268                              .2500
      285,088.21                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1806269                              .2500
      246,363.85                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806270                              .2500
      425,727.13                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806271                              .2500
      482,489.52                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806272                              .2500
      333,067.63                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806273                              .2500
      282,222.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806274                              .2500
      496,903.70                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806275                              .2500
      300,115.38                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806277                              .2500
      261,353.57                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1806278                              .2500
      348,907.72                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806279                              .2500
      367,708.74                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806280                              .2500
      274,009.47                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806281                              .2500
      346,447.34                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1806282                              .2500
      285,103.96                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806283                              .2500
      252,392.60                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806284                              .2500
      321,568.05                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1806286                              .2500
      297,990.81                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1806287                              .2500
      447,182.92                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806288                              .2500
      546,556.90                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806289                              .2500
      228,800.82                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806290                              .2500
      415,175.93                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806291                              .2500
      292,575.08                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1806293                              .2500
      269,110.51                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806294                              .2500
      257,971.15                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806295                              .2500
      365,356.21                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1806296                              .2500
      303,978.36                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806297                              .2500
      239,923.96                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806298                              .2500
      242,416.13                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806301                              .2500
      352,907.21                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806302                              .2500
      256,560.52                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806303                              .2500
      325,947.51                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806304                              .2500
      292,569.72                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806305                              .2500
      282,097.40                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1806306                              .2500
      241,462.21                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806307                              .2500
      316,327.33                           .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      1806308                              .2500
      248,322.60                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806310                              .2500
      264,386.28                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806311                              .2500
      274,272.19                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806312                              .2500
      412,600.77                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806313                              .2500
      263,067.41                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806314                              .2500
      298,121.94                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1806315                              .2500
      470,038.93                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806317                              .2500
      374,639.91                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806318                              .2500
      330,458.76                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806319                              .2500
      470,038.93                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806320                              .2500
      259,366.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806322                              .2500
      309,301.22                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806323                              .2500
      281,719.69                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806325                              .2500
      255,355.96                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1806326                              .2500
      278,208.82                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806327                              .2500
      279,067.59                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1806328                              .2500
      277,593.31                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806329                              .2500
      280,471.68                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806330                              .2500
      283,608.75                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806331                              .2500
      448,610.86                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806332                              .2500
      337,848.37                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806333                              .2500
      308,833.08                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000
1



      1806334                              .2500
      284,846.64                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806335                              .2500
      332,405.97                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806336                              .2500
      546,519.42                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806337                              .2500
      298,080.88                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806338                              .2500
      389,546.02                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806339                              .2500
      299,063.75                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806341                              .2500
      320,796.65                           .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      1806342                              .2500
      282,222.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1806343                              .2500
      550,258.46                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806344                              .2500
      289,075.08                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806345                              .2500
      364,626.86                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806346                              .2500
      248,348.34                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806347                              .2500
      441,288.52                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806348                              .2500
      338,927.31                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806349                              .2500
      309,507.32                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806350                              .2500
      347,736.77                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1806351                              .2500
      255,699.51                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806352                              .2500
      357,721.79                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806353                              .2500
      262,237.07                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1806354                              .2500
      278,228.07                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806355                              .2500
      318,968.28                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806356                              .2500
      258,336.75                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806357                              .2500
      458,451.68                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1806358                              .2500
      422,161.96                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000
1



      1806359                              .2500
      257,501.68                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806360                              .2500
      655,912.89                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806361                              .2500
      446,571.16                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806362                              .2500
      236,002.95                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1806363                              .2500
      358,875.50                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806364                              .2500
      296,012.57                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806365                              .2500
      642,852.14                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1806366                              .2500
      644,709.53                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1806367                              .2500
      255,060.70                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806368                              .2500
      402,226.97                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806369                              .2500
      278,233.33                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806370                              .2500
      254,204.19                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806371                              .2500
      250,604.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806372                              .2500
      518,803.63                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1806373                              .2500
      243,168.14                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806375                              .2500
      996,669.17                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000
1



      1806376                              .2500
      271,141.85                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806377                              .2500
      331,500.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806378                              .2500
      270,583.13                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806379                              .2500
      323,974.63                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806380                              .2500
      422,662.29                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806381                              .2500
      597,980.46                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1806382                              .2500
      311,528.21                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806383                              .2500
      263,176.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1806384                              .2500
      337,871.54                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806385                              .2500
      337,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806386                              .2500
      269,120.04                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1806387                              .2500
      271,433.56                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806388                              .2500
      276,259.66                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806389                              .2500
      401,501.33                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806390                              .2500
      269,091.20                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1806392                              .2500
      253,198.64                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1806394                              .2500
      548,264.77                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806395                              .2500
      428,583.40                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806396                              .2500
      335,936.77                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806398                              .2500
      249,709.68                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806399                              .2500
      263,067.41                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806400                              .2500
      498,439.59                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806401                              .2500
      251,204.95                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806402                              .2500
      302,809.88                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      1806403                              .2500
      325,220.70                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806404                              .2500
      318,990.41                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806405                              .2500
      312,012.49                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806406                              .2500
      299,063.75                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806407                              .2500
      671,375.14                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806408                              .2500
      245,722.30                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806409                              .2500
      317,742.16                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806410                              .2500
      289,085.06                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1806411                              .2500
      334,881.11                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1806412                              .2500
      312,168.19                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806413                              .2500
      298,017.99                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806417                              .2500
      317,952.94                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806418                              .2500
      272,576.40                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806420                              .2500
      291,314.20                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806421                              .2500
      498,387.95                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806422                              .2500
      595,746.66                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1806424                              .2500
      332,863.70                           .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      1806425                              .2500
      348,846.95                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806426                              .2500
      371,506.13                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806427                              .2500
      361,436.58                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806428                              .2500
      971,990.21                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806429                              .2500
      328,958.86                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806430                              .2500
      417,342.11                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806431                              .2500
      347,687.66                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      1806432                              .2500
      299,018.75                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806434                              .2500
      692,609.91                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806435                              .2500
      427,278.81                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806436                              .2500
      297,718.75                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806437                              .2500
      378,801.12                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806438                              .2500
      338,903.80                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806439                              .2500
      293,559.38                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806440                              .2500
      286,104.32                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1806441                              .2500
      396,232.73                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806442                              .2500
      254,186.71                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806443                              .2500
      318,018.36                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806444                              .2500
      265,503.04                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806445                              .2500
      498,422.52                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806446                              .2500
      265,310.33                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806447                              .2500
      655,732.21                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806448                              .2500
      481,143.46                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      1806449                              .2500
      697,693.91                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806450                              .2500
      310,172.97                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806451                              .2500
      335,948.28                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806453                              .2500
      355,828.05                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806454                              .2500
      496,903.70                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806455                              .2500
      412,895.77                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806456                              .2500
      635,377.12                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1806457                              .2500
      653,790.74                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1806458                              .2500
      397,495.93                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806459                              .2500
      307,995.44                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1806461                              .2500
      591,275.20                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806462                              .2500
      304,005.96                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1806463                              .2500
      336,779.45                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1806464                              .2500
      454,139.11                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806465                              .2500
      388,256.14                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806466                              .2500
      993,874.42                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      1806467                              .2500
      470,419.74                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806468                              .2500
      291,185.57                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806469                              .2500
      350,765.48                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806470                              .2500
      251,196.25                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806471                              .2500
      278,009.73                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1806472                              .2500
      297,915.25                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806474                              .2500
      412,345.22                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806532                              .2500
      254,400.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1806541                              .2500
      650,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806546                              .2500
       66,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806550                              .2500
      279,135.65                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1806561                              .2500
      320,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806684                              .2500
      170,454.62                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1806699                              .2500
      109,368.84                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1806764                              .2500
      454,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1807026                              .2500
      424,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1807093                              .2500
      629,986.67                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1807184                              .2500
      340,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1807229                              .2500
      382,788.49                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1807230                              .2500
      247,237.77                           .0800
            7.3000                         .0000
            7.0500                         .0000
            6.9700                         .0000
            6.2500                         .7200

      1807231                              .2500
      587,843.33                           .0800
            6.8000                         .0000
            6.5500                         .0000
            6.4700                         .0000
            6.2500                         .2200

      1807232                              .2500
      503,575.00                           .0800
            7.1500                         .0000
            6.9000                         .0000
            6.8200                         .0000
            6.2500                         .5700

      1807233                              .2500
      390,425.13                           .0800
            7.2000                         .0000
            6.9500                         .0000
            6.8700                         .0000
            6.2500                         .6200

      1807235                              .2500
      388,801.33                           .0800
            7.3000                         .0000
            7.0500                         .0000
            6.9700                         .0000
            6.2500                         .7200
1



      1807236                              .2500
      458,516.91                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1807237                              .2500
      261,173.39                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1807238                              .2500
      378,795.89                           .0800
            6.9500                         .0000
            6.7000                         .0000
            6.6200                         .0000
            6.2500                         .3700

      1807239                              .2500
      289,575.49                           .0800
            6.9000                         .0000
            6.6500                         .0000
            6.5700                         .0000
            6.2500                         .3200

      1807240                              .2500
      246,984.67                           .0800
            6.7000                         .0000
            6.4500                         .0000
            6.3700                         .0000
            6.2500                         .1200

      1807241                              .2500
      244,263.31                           .0800
            7.5500                         .0000
            7.3000                         .0000
            7.2200                         .0000
            6.2500                         .9700

      1807242                              .2500
      237,239.27                           .0800
            6.8500                         .0000
            6.6000                         .0000
            6.5200                         .0000
            6.2500                         .2700

      1807243                              .2500
      238,635.63                           .0800
            7.2000                         .0000
            6.9500                         .0000
            6.8700                         .0000
            6.2500                         .6200
1



      1807244                              .2500
      243,246.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1807245                              .2500
      398,715.93                           .0800
            6.8000                         .0000
            6.5500                         .0000
            6.4700                         .0000
            6.2500                         .2200

      1807246                              .2500
      282,596.17                           .0800
            6.9000                         .0000
            6.6500                         .0000
            6.5700                         .0000
            6.2500                         .3200

      1807247                              .2500
      294,294.38                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1807248                              .2500
      293,491.20                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1807249                              .2500
      289,073.07                           .0800
            6.8500                         .0000
            6.6000                         .0000
            6.5200                         .0000
            6.2500                         .2700

      1807250                              .2500
      306,022.98                           .0800
            6.9000                         .0000
            6.6500                         .0000
            6.5700                         .0000
            6.2500                         .3200

      1807251                              .2500
      249,193.97                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1807252                              .2500
      425,676.10                           .0800
            7.2000                         .0000
            6.9500                         .0000
            6.8700                         .0000
            6.2500                         .6200

      1807253                              .2500
      237,262.08                           .0800
            7.2000                         .0000
            6.9500                         .0000
            6.8700                         .0000
            6.2500                         .6200

      1807254                              .2500
      392,491.46                           .0300
            6.4000                         .0000
            6.1500                         .0000
            6.1200                         .0000
            6.1200                         .0000

      1807255                              .2500
      296,087.16                           .0800
            7.3000                         .0000
            7.0500                         .0000
            6.9700                         .0000
            6.2500                         .7200

      1807256                              .2500
      253,215.90                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1807257                              .2500
      303,032.52                           .0800
            6.9000                         .0000
            6.6500                         .0000
            6.5700                         .0000
            6.2500                         .3200

      1807258                              .2500
      707,730.63                           .0800
            6.8500                         .0000
            6.6000                         .0000
            6.5200                         .0000
            6.2500                         .2700

      1807259                              .2500
      304,050.22                           .0800
            7.1500                         .0000
            6.9000                         .0000
            6.8200                         .0000
            6.2500                         .5700
1



      1807260                              .2500
      274,132.39                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1807261                              .2500
      230,293.12                           .0800
            7.3500                         .0000
            7.1000                         .0000
            7.0200                         .0000
            6.2500                         .7700

      1807262                              .2500
      239,130.00                           .0800
            7.4000                         .0000
            7.1500                         .0000
            7.0700                         .0000
            6.2500                         .8200

      1807263                              .2500
      548,316.95                           .0800
            7.3500                         .0000
            7.1000                         .0000
            7.0200                         .0000
            6.2500                         .7700

      1807264                              .2500
      243,253.33                           .0800
            7.3500                         .0000
            7.1000                         .0000
            7.0200                         .0000
            6.2500                         .7700

      1807265                              .2500
      242,944.41                           .0800
            7.2000                         .0000
            6.9500                         .0000
            6.8700                         .0000
            6.2500                         .6200

      1807276                              .2500
      380,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1807287                              .2500
      571,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1807300                              .2500
      299,053.52                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1807309                              .2500
      314,016.94                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1807315                              .2500
      380,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1807323                              .2500
      279,116.61                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1807326                              .2500
      139,553.48                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1807335                              .2500
      222,802.50                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1807337                              .2500
       17,300.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1807341                              .2500
       99,677.59                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1807420                              .2500
      107,250.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1807425                              .2500
      308,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1807464                              .2500
      269,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1807479                              .2500
      259,197.39                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1807520                              .2500
       52,500.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1807567                              .2500
      263,500.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1807657                              .2500
      419,686.14                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1807679                              .2500
      380,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1807696                              .2500
       88,155.01                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1807709                              .2500
      252,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1807712                              .2500
       63,400.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1807736                              .2500
      275,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1807750                              .2500
      277,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1807760                              .2500
      291,556.95                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1807770                              .2500
      280,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1807810                              .2500
      323,974.64                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1807816                              .2500
      315,024.52                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1807819                              .2500
      598,147.82                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1807823                              .2500
      417,313.25                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1807827                              .2500
      249,497.73                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1807831                              .2500
      420,433.88                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1807859                              .2500
      241,425.44                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1807880                              .2500
      478,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1808072                              .2500
      251,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1808079                              .2500
      296,250.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1808088                              .2500
      380,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1808151                              .2500
      354,378.41                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1808157                              .2500
      364,334.28                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1808161                              .2500
      348,895.77                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1808172                              .2500
      393,753.79                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1808181                              .2500
      498,387.95                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1808193                              .2500
      265,781.93                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1808205                              .2500
      410,700.15                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1808209                              .2500
      373,594.71                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1808210                              .2500
      274,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1808215                              .2500
      323,952.17                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1808234                              .2500
      321,500.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1808240                              .2500
      304,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1808301                              .2500
      650,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1808318                              .2500
      243,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1808400                              .2500
      328,950.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1808667                              .2500
      540,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1808690                              .2500
      232,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1808721                              .2500
      300,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1808740                              .2500
       56,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      1808795                              .2500
      181,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1809368                              .2500
      102,600.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1809384                              .2500
      245,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1809402                              .2500
      284,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1809418                              .2500
      271,123.05                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1809691                              .2500
      272,250.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1809712                              .2500
      131,500.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1809718                              .2500
      320,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1809779                              .2500
      115,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1809823                              .2500
      294,289.86                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1809824                              .2500
      495,825.47                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000
1



      1809825                              .2500
      292,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1809826                              .2500
      444,178.82                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1809827                              .2500
      337,680.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1809907                              .2500
      270,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1810024                              .2500
      412,000.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1810097                              .2500
      338,927.31                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1810153                              .2500
      245,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1810156                              .2500
      121,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1810171                              .2500
      340,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1810222                              .2500
      270,000.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1810233                              .2500
      259,800.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1810284                              .2500
      423,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1810304                              .2500
      272,637.12                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1810321                              .2500
      367,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1810364                              .2500
      246,203.65                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1810367                              .2500
      450,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1810463                              .2500
      368,500.00                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1810497                              .2500
      250,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1810500                              .2500
      312,000.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1810659                              .2500
      360,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1810665                              .2500
      268,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1810723                              .2500
      297,348.60                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1810745                              .2500
      257,194.83                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1810770                              .2500
      285,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1810780                              .2500
      290,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1810789                              .2500
      287,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1810841                              .2500
      246,500.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1810850                              .2500
       82,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1810864                              .2500
      393,142.11                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1810873                              .2500
      273,756.55                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1810885                              .2500
      240,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1810886                              .2500
      326,250.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1810893                              .2500
      299,005.97                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1811128                              .2500
      318,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1811238                              .2500
      246,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1811272                              .2500
      120,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1811339                              .2500
      575,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1811345                              .2500
      400,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1811393                              .2500
      275,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1811433                              .2500
      315,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1811436                              .2500
      248,600.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1811459                              .2500
      250,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1811472                              .2500
      649,400.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1811655                              .2500
      387,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1811727                              .2500
      399,200.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1811732                              .2500
      218,750.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1811767                              .2500
      287,101.20                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1811768                              .2500
      254,186.71                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1811769                              .2500
      383,798.49                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1811770                              .2500
      308,059.35                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1811772                              .2500
      317,697.50                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1811773                              .2500
      345,883.38                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1811774                              .2500
      278,130.23                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1811775                              .2500
      299,032.77                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1811779                              .2500
      506,397.28                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1811780                              .2500
      598,127.51                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1811781                              .2500
      454,529.81                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1811782                              .2500
      245,223.88                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1811784                              .2500
      334,916.70                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1811786                              .2500
      317,438.39                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1811787                              .2500
      295,205.46                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1811789                              .2500
      295,236.37                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1811791                              .2500
      440,226.73                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1811792                              .2500
      313,020.07                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1811794                              .2500
      337,730.45                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1811797                              .2500
      278,266.07                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1811798                              .2500
      232,503.10                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1811799                              .2500
      360,077.37                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1811800                              .2500
      304,005.96                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1811801                              .2500
      251,685.91                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1811802                              .2500
      395,739.97                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1811804                              .2500
      264,630.56                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1811809                              .2500
      450,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1811904                              .2500
      480,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1811928                              .2500
       81,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1812402                              .2500
      300,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1812416                              .2500
      325,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1812423                              .2500
      262,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1812628                              .2500
      261,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1812639                              .2500
      363,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1813181                              .2500
      167,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1813325                              .2500
      117,750.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1813361                              .2500
      277,151.15                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1813389                              .2500
       90,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1813435                              .2500
      160,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1813615                              .2500
      483,180.36                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1813628                              .2500
      275,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1813699                              .2500
      305,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1813702                              .2500
      394,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1814492                              .2500
      272,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1814659                              .2500
      285,000.00                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1814801                              .2500
      396,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1815303                              .2500
      292,200.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1816170                              .2500
      345,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      2663568                              .2500
      439,273.91                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      2663942                              .2500
      629,964.45                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      2673785                              .2500
      262,477.17                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2673792                              .2500
      473,400.16                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      2673811                              .2500
      271,118.07                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      2673814                              .2500
      254,896.32                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      2673818                              .2500
      286,516.04                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      2673831                              .2500
      359,704.92                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      2673833                              .2500
      541,550.54                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2673851                              .2500
      265,310.35                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      2673892                              .2500
      415,297.06                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      2673949                              .2500
      246,033.26                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2677836                              .2500
      163,100.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      2680164                              .2500
      263,950.00                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      2681803                              .2500
      289,085.06                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2681804                              .2500
      355,724.22                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      2681805                              .2500
      593,122.80                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2681806                              .2500
      388,271.14                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      2681807                              .2500
      328,970.13                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      2681808                              .2500
      323,963.45                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      2681809                              .2500
      358,864.21                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2681810                              .2500
      650,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2681811                              .2500
      542,302.27                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      2681812                              .2500
      261,671.82                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2682355                              .2500
      320,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      2682602                              .2500
      353,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      2685170                              .2500
      220,400.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      2685551                              .2500
      232,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

  TOTAL NUMBER OF LOANS:      808
  TOTAL BALANCE........:        265,794,786.01


1

  RUN ON     : 10/26/98            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 15.37.16            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-S25     FIXED SUMMARY REPORT      CUTOFF : 10/01/98
  POOL       : 0004334
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ---------------------------------------------------------------------
  CURR NOTE RATE                        6.9594            6.1250      7.8750
  RFC NET RATE                          6.7094            5.8750      7.6250
  NET MTG RATE(INVSTR RATE)             6.6341            5.8450      7.5450
  POST STRIP RATE                       6.2388            5.8450      6.2500
  SUB SERV FEE                           .2500             .2500       .2500
  MSTR SERV FEE                          .0754             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .3952             .0000      1.2950







  TOTAL NUMBER OF LOANS:   808
  TOTAL BALANCE........:     265,794,786.01


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                     G-1


                                  EXHIBIT G

                        FORM OF SELLER/SERVICER CONTRACT

      This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this day of , 19 , by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

      WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

      NOW,  THEREFORE,   in  consideration  of  the  premises,  and  the  terms,
conditions and agreements set forth below, the parties agree as follows:

1.    Incorporation of Guides by Reference.

      The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.    Amendments.

      This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.    Representations and Warranties.

      a.    Reciprocal Representations and Warranties.

            The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

            (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

            (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

            (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

            (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

      b. Seller/Servicer's Representations, Warranties and Covenants.

            In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.    Remedies of Residential Funding.

      If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5. Seller/Servicer's Status as Independent Contractor.

      At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.    Prior Agreements Superseded.

      This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the

Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.    Assignment.

      This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.    Notices.

      All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:







      Attention:

      Telefacsimile Number:  (      )       -
                              ------  ------


9.    Jurisdiction and Venue.

      Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.   Miscellaneous.

      This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

      IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                             SELLER/SERVICER

[Corporate Seal]


                                                     (Name of Seller/Servicer)

By:                                 By:
      (Signature)                                     (Signature)

                                    By:
      (Typed Name)                                          (Typed Name)

Title:                                    Title:


==============================================================================

ATTEST:                             RESIDENTIAL FUNDING CORPORATION

By:                                 By:
      (Signature)                                     (Signature)

                                    By:
      (Typed Name)                                          (Typed Name)

Title:                                    Title:

                                     H-1


                                  EXHIBIT H

                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

Re:         REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)

Mortgage Loan Prepaid in Full                   Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

            Enclosed Documents:     [ ] Promissory Note
                              [ ] Primary Insurance Policy [ ] Mortgage or Deed of Trust [ ] Assignment(s) of Mortgage or Deed of Trust [ ] Title Insurance Policy
                              [ ] Other:

Name


Title


Date

                                    I-1-4


                                    I-1-1


                                 EXHIBIT I-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                )
                        : ss.:
COUNTY OF               )

            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1998-S25, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of
                                    ] [the United States], on behalf of which
he makes this affidavit and agreement.

            2. That the Owner (i) is not and will not be a "disqualified organization" as of October 29, 1998, within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986 (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Residual Certificates, and (iii) is acquiring the Residual Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.)

            3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor or, with respect to transfers to electing large partnerships, on such partnership, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates either the pass-through entity is an electing large partnership under Section 775(a) of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

            5. The Owner is a citizen or resident of the United States, a corporation, partnership (including an entity treated as a corporation or partnership for federal income tax purposes) or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in regulations), an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust other than a "foreign trust" as defined in Section 7701(a)(31) of the Code.


            6. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

            7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

            8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

            9.          The Owner's Taxpayer Identification Number is
                            .

            10.  This  affidavit  and  agreement  relates  only  to the  Class R
Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

            11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

            12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

            13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

            14. The Purchaser is either: (i) not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan or (ii) has provided an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement.

            IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of
                              , 199    .

                                          [NAME OF OWNER]

                                    By:
                                    [Name of Officer]
                                    [Title of Officer]

[Corporate Seal]

ATTEST:


[Assistant] Secretary

            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

            Subscribed          and sworn before me this day of , 199 .



                                  NOTARY PUBLIC

                                    COUNTY OF
                                    STATE OF
                                    My                            Commission
                                                                  expires    the
                                                                  day of , 19 .

                                    I-2-2


                                    I-2-1


                                 EXHIBIT I-2

                         FORM OF TRANSFEROR CERTIFICATE



                                                                        ,
19

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Bankers Trust Company
4 Albany Street
New York, New York  10008

Attention: Corporate Trust

                  Re:   Mortgage Pass-Through Certificates,
                  ]Series 1998-S25, Class R

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1998-S25, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

            2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

            3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

            4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                              Very truly yours,



                              (Seller)

                              By:
                              Name:
                              Title:

                                    J-1-3


                                    J-1-1


                                 EXHIBIT J-1

                     FORM OF INVESTOR REPRESENTATION LETTER




                                                                            , 19

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

Bankers Trust Company
3  Park Plaza, 16th Floor
Irvine, CA  92614

Attention: Corporate Trust

            RE:   Mortgage Pass-Through Certificates,
                  Series 1998-S25, [Class B-]

Ladies and Gentlemen:

                                                                            (the
"Purchaser") intends to purchase from (the "Seller")
$ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1998-S25, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and Bankers Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee and the Master Servicer that:

                  1. The Purchaser  understands that (a) the  Certificates  have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                  2. The  Purchaser is acquiring  the  Certificates  for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                  3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                  4. The  Purchaser  has  been  furnished  with,  and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated , 19 , relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                  5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                  6.    The Purchaser

                        (a) is not an employee  benefit or other plan subject to
                  the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

                        (b) is an insurance  company,  the source of funds to be
                  used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

            In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.

                                    Very truly yours,



                                    By:
                                    Name:
                                     Title:

                                    J-2-2


                                    J-2-1


                                 EXHIBIT J-2

                     FORM OF ERISA REPRESENTATION LETTER




                                                                           , 199

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Bankers Trust Company
4 Albany Street
New York, New York  10008

Attention:  Corporate Trust Administration

            Re:   Mortgage Pass-Through Certificates, Series 1998-S25, Class
M-

Dear Sirs:

                                             (the "Purchaser") intends to
purchase from (the "Seller") $ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1998-S25, Class M- (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 1998, among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer") and Bankers Trust Company, as (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that either:

                  (a) The  Purchaser  is not an  employee  benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
            Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

                  (b) The Purchaser is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

            In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.

                                          Very truly yours,



                                       By:
                                      Name:
                                     Title:

                                     K-1


                                  EXHIBIT K

                    FORM OF TRANSFEROR REPRESENTATION LETTER




                                                                            , 19

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

Bankers Trust Company
4 Albany Street
New York, New York  10008

Attention: Corporate Trust Administration

                  Re:   Mortgage Pass-Through Certificates,
                        Series 1998-S25, [Class B-]

Ladies and Gentlemen:

            In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1998-S25, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement
(the "Pooling and Servicing Agreement"), dated as of October 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                    Very truly yours,


                                    (Seller)



                                    By:
                                    Name:
                                     Title:

                                     L-1


                                  EXHIBIT L

                [FORM OF RULE 144A INVESTMENT REPRESENTATION]

           Description of Rule 144A Securities, including numbers:






            The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

            1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

            2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of October 1, 1998 among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and Bankers Trust Company, as trustee, as follows:

                  a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                  b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                  c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                  d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
      2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

            [3.   The Buyer

                  a. is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

                  b. is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

            4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                            Print Name of Buyer

By:                                       By:
Name:                                     Name:
Title:                                          Title:

Taxpayer Identification:                        Taxpayer Identification:

No.                                       No.

Date:                                     Date:

                                    1-L-3


                                    1-L-1


                                                          ANNEX 1 TO EXHIBIT L



           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Buyers Other Than Registered Investment Companies]

            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

            Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code. Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto. Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements. Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934. Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia. State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees. ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974. Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940. SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under
            Section 301(c) or (d) of the Small Business Investment Act of 1958. Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940. Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans. 3. The term "securities" as used herein does not include (i)
securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

            5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                                          Will the Buyer be purchasing the
Rule 144A
      Yes         No          Securities only for the Buyer's own account?

            6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

            7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.




                                    Print Name of Buyer

                                    By:
                                    Name:
                                     Title:

                                    Date:

                                    2-L-2


                                    2-L-1


                                                          ANNEX 2 TO EXHIBIT L



           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers That Are Registered Investment Companies]

            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

            1. s indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. n connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

            The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A). The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A). 3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                    Print Name of Buyer

                                    By:
                                    Name:
                                     Title:

                                 IF AN ADVISER:


                                    Print Name of Buyer

                                    Date:

                                     M-1


                                  EXHIBIT M

                 [TEXT OF AMENDMENT TO POOLING AND SERVICING
                 AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                              LIMITED GUARANTY]

                                 ARTICLE XII

           Subordinate Certificate Loss Coverage; Limited Guaranty

            Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

            (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of

            (b) Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

            (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

            (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

            (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

            (f) The Company shall have the option,  in its sole  discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) REMIC I to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

            Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                     N-1


                                  EXHIBIT N

                           [FORM OF LIMITED GUARANTY]

                                LIMITED GUARANTY

               RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                       Mortgage Pass-Through Certificates
                                 Series 1998-S25



                                                                           , 199

Bankers Trust Company
4 Albany Street
New York, New York  10008

Attention: Corporate Trust Administration

Ladies and Gentlemen:

            WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a Delaware corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of October 1, 1998 (the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding and Bankers Trust Company (the "Trustee") as amended by Amendment No. ___ thereto, dated as of , with respect to the Mortgage Pass-Through Certificates, Series 1998-S25 (the "Certificates"); and

            WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

            WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

            NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

            1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with
Section 12.01 of the Servicing Agreement.

            (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

            2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

            3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

            4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

            5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

            6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

            7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

            8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                    GENERAL MOTORS ACCEPTANCE
                                   CORPORATION

                                    By:
                                    Name:
                                     Title:


Acknowledged by:

BANKERS TRUST COMPANY,
      as Trustee

By:
Name:
Title:



RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.


By:
Name:
Title:

                                     O-1


                                  EXHIBIT O

         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN



                                                            , 19

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Bankers Trust Company
4 Albany Street
New York, New York  10008

Attention: Corporate Trust

            Re:   Mortgage Pass-Through Certificates,
                  Series 1998-S25 Assignment of Mortgage Loan

Ladies and Gentlemen:

            This letter is delivered to you in connection with the assignment by (the "Trustee") to (the "Lender") of (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

      (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

      (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

      (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

      (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                    Very truly yours,


                                    (Lender)

                                    By:
                                    Name:
                                     Title:

11/4/98, 2:41 PM
                                     P-1


                                  EXHIBIT P

                         SCHEDULE OF DISCOUNT FRACTIONS


Schedule of Discount Fractions

        PRINCIPAL       NET MORTGAGE    DISCOUNT        PO
LOAN #  BALANCE RATE    FRACTION        BALANCE
1806307 316,327.33      5.845   6.4800000000%   20,498.01
1806341 320,796.65      5.845   6.4800000000%   20,787.62
1806424 332,863.70      5.845   6.4800000000%   21,569.57
1789999 242,353.17      5.970   4.4800000000%   10,857.42
1806239 546,287.86      5.970   4.4800000000%   24,473.70
1806281 346,447.34      5.970   4.4800000000%   15,520.84
1806333 308,833.08      5.970   4.4800000000%   13,835.72
1806357 458,451.68      5.970   4.4800000000%   20,538.64
1806362 236,002.95      5.970   4.4800000000%   10,572.93
1806381 597,980.46      5.970   4.4800000000%   26,789.52
1806390 269,091.20      5.970   4.4800000000%   12,055.29
1809824 495,825.47      5.970   4.4800000000%   22,212.98
2680164 263,950.00      5.970   4.4800000000%   11,824.96
1740553 452,160.08      6.095   2.4800000000%   11,213.57
1806087 332,625.48      6.095   2.4800000000%   8,249.11
1806156 297,996.69      6.095   2.4800000000%   7,390.32
1806222 286,076.81      6.095   2.4800000000%   7,094.70
1806234 312,896.52      6.095   2.4800000000%   7,759.83
1806235 353,817.85      6.095   2.4800000000%   8,774.68
1806241 533,218.45      6.095   2.4800000000%   13,223.82
1806327 279,067.59      6.095   2.4800000000%   6,920.88
1806353 262,237.07      6.095   2.4800000000%   6,503.48
1806358 422,161.96      6.095   2.4800000000%   10,469.62
1806365 642,852.14      6.095   2.4800000000%   15,942.73
1806375 996,669.17      6.095   2.4800000000%   24,717.40
1806411 334,881.11      6.095   2.4800000000%   8,305.05
1806456 635,377.12      6.095   2.4800000000%   15,757.35
1810463 368,500.00      6.095   2.4800000000%   9,138.80
1811774 278,130.23      6.095   2.4800000000%   6,897.63
1814659 285,000.00      6.095   2.4800000000%   7,068.00
1807254 392,491.46      6.120   2.0800000000%   8,163.82
1791010 99,670.56       6.220   0.4800000000%   478.42
1797361 262,500.00      6.220   0.4800000000%   1,260.00
1799495 548,353.11      6.220   0.4800000000%   2,632.09
1806091 554,435.36      6.220   0.4800000000%   2,661.29
1806092 281,771.97      6.220   0.4800000000%   1,352.51
1806132 245,368.17      6.220   0.4800000000%   1,177.77
1806144 268,216.20      6.220   0.4800000000%   1,287.44
1806145 365,072.06      6.220   0.4800000000%   1,752.35
1806157 246,361.54      6.220   0.4800000000%   1,182.54
1806164 330,800.02      6.220   0.4800000000%   1,587.84
1806195 279,331.38      6.220   0.4800000000%   1,340.79
1806210 324,740.69      6.220   0.4800000000%   1,558.76
1806211 422,192.16      6.220   0.4800000000%   2,026.52
1806223 298,017.99      6.220   0.4800000000%   1,430.49
1806229 268,215.39      6.220   0.4800000000%   1,287.43
1806230 526,260.55      6.220   0.4800000000%   2,526.05
1806237 273,183.16      6.220   0.4800000000%   1,311.28
1806270 425,727.13      6.220   0.4800000000%   2,043.49
1806293 269,110.51      6.220   0.4800000000%   1,291.73
1806296 303,978.36      6.220   0.4800000000%   1,459.10
1806346 248,348.34      6.220   0.4800000000%   1,192.07
1806364 296,012.57      6.220   0.4800000000%   1,420.86
1806395 428,583.40      6.220   0.4800000000%   2,057.20
1806412 312,168.19      6.220   0.4800000000%   1,498.41
1806413 298,017.99      6.220   0.4800000000%   1,430.49
1806425 348,846.95      6.220   0.4800000000%   1,674.47
1806431 347,687.66      6.220   0.4800000000%   1,668.90
1806448 481,143.46      6.220   0.4800000000%   2,309.49
1806449 697,693.91      6.220   0.4800000000%   3,348.93
1806471 278,009.73      6.220   0.4800000000%   1,334.45
1807276 380,000.00      6.220   0.4800000000%   1,824.00
1808088 380,000.00      6.220   0.4800000000%   1,824.00
1811789 295,236.37      6.220   0.4800000000%   1,417.13
1813702 394,000.00      6.220   0.4800000000%   1,891.20
2681804 355,724.22      6.220   0.4800000000%   1,707.48
2685170 220,400.00      6.220   0.4800000000%   1,057.92

        $24,556,549.72          1.9320012869%   $474,432.86

                                     Q-1


                                  EXHIBIT Q

                          FORM OF REQUEST FOR EXCHANGE

                                                                          [DATE]

Bankers Trust Company
4 Albany Street
New York, New York  10008

Attention: Corporate Trust Administration

            Re: Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates,
                  Series 1998-S25

            Residential Funding Corporation, as the Holder of a % Percentage Interest of the Class A-5[-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

            1. Class A-5- Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the Class A-5-Certificates will be $ and
                          %, respectively.

            [2.   Repeat as appropriate.]

            The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the Class A-5[-1] Certificates surrendered for exchange.

            All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of October 1, 1998, among Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Bankers Trust Company, as trustee.

                                    RESIDENTIAL FUNDING CORPORATION


                                    By:
                                    Name:
                                     Title:

                                  EXHIBIT R

                   SCHEDULE OF TARGETED PRINCIPAL BALANCES